UNITEDSTATES
SECURITIESANDEXCHANGECOMMISSION
Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21286

Name of Fund: BlackRock Credit Allocation Income Trust II, Inc. (PSY)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock
Credit Allocation Income Trust II, Inc., 55 East 52nd Street, New York, NY 10055.

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 10/31/2009

Date of reporting period: 10/31/2009

Item 1 – Report to Stockholders

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

Annual Report

OCTOBER 31, 2009

BlackRock Credit Allocation Income Trust I, Inc. (PSW)

BlackRock Credit Allocation Income Trust II, Inc. (PSY)

BlackRock Credit Allocation Income Trust III (BPP)

BlackRock Credit Allocation Income Trust IV (BTZ)

BlackRock Enhanced Capital and Income Fund, Inc. (CII)

BlackRock Floating Rate Income Trust (BGT)

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

Section 19(b) Disclosure

BlackRock Credit Allocation Income Trust IV (BTZ) and BlackRock Enhanced Capital and Income Fund, Inc. (CII) (collectively, the “Funds”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Fund’s Board of Directors/Trustees (the “Board”), each have adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (“Plan”).
In accordance with the Plans, the Funds currently distribute the following fixed amounts per share on a monthly basis for BTZ and a quarterly basis for CII:

Exchange Symbol	Amount Per Common Share
BTZ	$ 0.100
CII	$ 0.485

The fixed amounts distributed per share are subject to change at the discretion of each Fund’s Board. Under its Plan, each Fund will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended
(the “Code”). If sufficient investment income is not available on a monthly/quarterly basis, the Funds will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly/quarterly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Funds to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Funds’ investment performance from the amount of these distributions or from the terms of the Plan.
Each Fund’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate a Fund’s Plan without prior notice if it deems such actions to be in the best interests of the Fund or its share-
holders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Funds are subject to risks that could have an adverse impact on their ability to maintain level distri-
butions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, decreased market volatility, companies sus-
pending or decreasing corporate dividend distributions and changes in the Code. Please refer to each Fund’s prospectus for a more complete description of its risks.

Please refer to Additional Information for a cumulative summary of the Section 19(a) notices for each Fund’s current fiscal period. Section 19(a) notices for the Funds, as applicable, are available on the BlackRock website www.blackrock.com.

2 ANNUAL REPORT OCTOBER 31, 2009

Dear Shareholder

Over the past 12 months, we have witnessed a seismic shift in market sentiment — from fear and pessimism during the worst economic decline and crisis of confidence in financial markets since The Great Depression to increasing optimism amid emerging signs of recovery. The period began in the midst of an intense deterioration in global economic activity and financial markets in the final months of 2008 and the early months of 2009. The collapse of confi-

dence resulted in massive government policy intervention on a global scale in the financial system and the economy. The tide turned dramatically in March

2009, however, on the back of new US government initiatives, as well as better-than-expected economic data and upside surprises in corporate earnings.

Not surprisingly, global equity markets endured extreme volatility over the past 12 months, starting with steep declines and heightened risk aversion in the early part of the reporting period, which eventually gave way to an impressive rally that began in March. Although there have been fits and starts along the way and a few modest corrections, the new bull market has pushed all major US indices well into positive territory for 2009. The experience in international markets was similar to that in the United States. In particular, emerging markets (which were less affected by the global credit crunch and are experiencing faster economic growth rates when compared to the developed world) have posted impressive gains since the rally began.

In fixed income markets, the flight-to-safety premium in Treasury securities prevailed during the equity market downturn, which drove yields sharply lower,

but concerns about deficit spending, debt issuance, inflation and dollar weakness have kept Treasury yields range bound in recent months. As economic and market conditions began to improve in early 2009, near-zero interest rates on risk-free assets prompted many investors to reallocate money from cash investments into higher-yielding and riskier non-Treasury assets. The high yield sector was the greatest beneficiary of this move, having decisively outpaced all other taxable asset classes since the start of 2009. Similarly, the municipal bond market is on pace for its best performance year ever in 2009, following one of its worst years in 2008. Investor demand remains strong for munis, helping to create a highly favorable technical backdrop. Municipal bond mutual funds are seeing record inflows, reflecting the renewed investor interest in the asset class.

As a result of the rebound in sentiment and global market conditions, most major benchmark indexes are now in positive territory for both the

6- and 12-month periods.

Total Returns as of October 31, 2009	6-month	12-month
US equities (S&P 500 Index)	20.04%	9.80%
Small cap US equities (Russell 2000 Index)	16.21	6.46
International equities (MSCI Europe, Australasia, Far East Index)	31.18	27.71
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index*)	(0.79)	8.12
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	5.61	13.79
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	4.99	13.60
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	27.72	48.65
* Formerly a Merrill Lynch index.
Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

The market environment has visibly improved since the beginning of the year, but a great deal of uncertainty and risk remain. Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit the most recent issue of our award-winning Shareholder® magazine at www.blackrock.com/shareholdermagazine. As always, we thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Announcement to Shareholders

On December 1, 2009, BlackRock, Inc. and Barclays Global Investors, N.A. combined to form one of the world's preeminent investment management firms.

The new company, operating under the BlackRock name, manages $3.19 trillion in assets** and offers clients worldwide a full complement of active man-

agement, enhanced and index investment strategies and products, including individual and institutional separate accounts, mutual funds and other pooled investment vehicles, and the industry-leading iShares platform of exchange traded funds.

** Data is as of September 30, 2009, is subject to change, and is based on a pro forma estimate of assets under management and other data at BlackRock, Inc.
and Barclays Global Investors.

THIS PAGE NOT PART OF YOUR FUND REPORT 3

Fund Summary as of October 31, 2009 BlackRock Credit Allocation Income Trust I, Inc.

Investment Objective

BlackRock Credit Allocation Income Trust I, Inc. (PSW) (formerly BlackRock Preferred and Corporate Income Strategies Fund, Inc.) (the “Fund”) seeks to provide shareholders with high current income and capital appreciation. The Fund seeks to achieve its objectives by investing primarily in credit-related securi-
ties, including, but not limited to, investment grade corporate bonds, high yield bonds, bank loans, preferred securities or convertible bonds or derivatives with economic characteristics similar to these credit-related securities.

Effective November 13, 2009, BlackRock Preferred and Corporate Income Strategies Fund, Inc. was renamed BlackRock Credit Allocation Income Trust I, Inc.

The Board approved a change to the Fund’s non-fundamental investment policies during the period. Please refer to page 70 in the Additional Information section.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended October 31, 2009, the Fund returned 37.59% based on market price and 46.46% based on net asset value (“NAV”). For the same period, the closed-end Lipper Income & Preferred Stock Funds category posted an average return of 39.55% on a market price basis and 40.36% on a NAV basis. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. Strong annual performance has been driven by the Fund’s positioning to fully capture the near-term strength anticipated in the preferred sector during 2009. The Fund benefited from an overweight allocation to institutional hybrids (preferred secu-
rities available only over-the-counter to institutional investors) as the sector continued its dramatic outperformance during 2009 relative to retail preferred securities, which are exchange traded. This position also served as a performance detractor when the preferred sector deteriorated during the fourth quarter of 2008. Performance benefited from participation in several additional issuer-related tenders in preferred equity exchanges, along with an overweight in the insurance sector. A generally large position in short-term securities proved beneficial as well — most notably during 2008 and into the first quarter of 2009 — as it preserved NAV better than had the Fund been fully invested. Finally, the Fund notably reduced leverage in response to rating agency methodology changes for preferred securities requiring greater collateral due to increased volatility in the sector, which detracted from performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
	Symbol on New York Stock Exchange (“NYSE”)							PSW
	Initial Offering Date						August 1, 2003
	Yield based on Closing Market Price as of October 31, 2009 ($8.24)[1]							8.74%
	Current Monthly Distribution per Common Share[2]							$0.06
	Current Annualized Distribution per Common Share[2]							$0.72
	Leverage as of October 31, 2009[3]							32%
	[1] Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
	Past performance does not guarantee future results.
	[2] The distribution is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.
	[3] Represents reverse repurchase agreements and Auction Market Preferred Shares (“Preferred Shares”) as a percentage of total managed assets,
	which is the total assets of the Fund (including any assets attributable to any borrowings and Preferred Shares) minus the sum of liabilities (other
	than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of
	Leveraging on page 10.
	The table below summarizes the changes in the Fund’s market price and NAV per share:
				10/31/09	10/31/08	Change	High	Low
	Market Price			$8.24	$7.00	17.71%	$8.52	$3.44
	Net Asset Value			$9.31	$7.43	25.30%	$9.31	$4.55
	The following unaudited charts show the portfolio composition and credit quality allocations of the Fund’s total investments:
	Portfolio Composition			Credit Quality Allocations[4]
		10/31/09	10/31/08				10/31/09	10/31/08
	Preferred Securities	58%	87%	AA/Aa			—	14%
	Short-Term Securities	29	11	A/A			26%	36
	Corporate Bonds	13	2	BBB/Baa			62	36
				BB/Ba			8	4
				B/B			2	—
				Not Rated			2	10
				[4] Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investor
				Service (“Moody’s”) ratings.
4	ANNUAL REPORT				OCTOBER 31, 2009

Fund Summary as of October 31, 2009 BlackRock Credit Allocation Income Trust II, Inc.

Investment Objective

BlackRock Credit Allocation Income Trust II, Inc. (PSY) (formerly BlackRock Preferred Income Strategies Fund, Inc.) (the “Fund”) seeks to provide share-
holders with current income and capital appreciation. The Fund seeks to achieve its objectives by investing primarily in credit-related securities, including, but not limited to, investment grade corporate bonds, high yield bonds, bank loans, preferred securities or convertible bonds or derivatives with economic characteristics similar to these credit-related securities.

Effective November 13, 2009, BlackRock Preferred Income Strategies Fund, Inc. was renamed BlackRock Credit Allocation Income Trust II, Inc.

The Board approved a change to the Fund’s non-fundamental investment policies during the period. Please refer to page 70 in the Additional Information section.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended October 31, 2009, the Fund returned 29.37% based on market price and 48.36% based on NAV. For the same period, the closed-end Lipper Income & Preferred Stock Funds category posted an average return of 39.55% on a market price basis and 40.36% on a NAV basis.
All returns reflect reinvestment of dividends. The Fund moved from a premium to a discount to NAV by year-end, which accounts for the difference between performance based on price and performance based on NAV. Strong annual performance has been driven by the Fund’s positioning to fully capture the near-term strength anticipated in the preferred sector during 2009. The Fund benefited from an overweight allocation to institutional hybrids (preferred secu-
rities available only over-the-counter to institutional investors) as the sector continued its dramatic outperformance during 2009 relative to retail preferred securities, which are exchange traded. This position also served as a performance detractor when the preferred sector deteriorated during the fourth quarter of 2008. Performance benefited from participation in several additional issuer-related tenders in preferred equity exchanges, along with an overweight in the insurance sector. A generally large position in short-term securities proved beneficial as well — most notably during 2008 and into the first quarter of 2009 — as it preserved NAV better than had the Fund been fully invested. Finally, the Fund notably reduced leverage in response to rating agency methodology changes for preferred securities requiring greater collateral due to increased volatility in the sector, which detracted from performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
	Symbol on NYSE							PSY
	Initial Offering Date						March 28, 2003
	Yield on Closing Market Price as of October 31, 2009 ($8.90)[1]						10.11%
	Current Monthly Distribution per Common Share[2]						$ 0.075
	Current Annualized Distribution per Common Share[2]						$ 0.900
	Leverage as of October 31, 2009[3]							30%
	[1] Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
	Past performance does not guarantee future results.
	[2] The distribution is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.
	[3] Represents reverse repurchase agreements and Preferred Shares as a percentage of total managed assets, which is the total assets of the Fund
	(including any assets attributable to any borrowings and Preferred Shares) minus the sum of liabilities (other than borrowings representing financial
	leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 10.
	The table below summarizes the changes in the Fund’s market price and NAV per share:
			10/31/09		10/31/08	Change	High	Low
	Market Price		$ 8.90		$8.10	9.88%	$ 9.20	$3.69
	Net Asset Value		$10.03		$7.96	26.01%	$10.03	$4.60
	The following unaudited charts show the portfolio composition and credit quality allocations of the Fund’s total investments:
	Portfolio Composition			Credit Quality Allocations[4]
		10/31/09	10/31/08				10/31/09	10/31/08
	Preferred Securities	88%	93%	AA/Aa			1%	15%
	Short-Term Securities	9	4	A/A			26	34
	Corporate Bonds	3	3	BBB/Baa			56	28
				BB/Ba			14	6
				B/B			3	—
				Not Rated			—	17
				[4] Using the higher of S&P’s or Moody’s ratings.
	ANNUAL REPORT				OCTOBER 31, 2009			5

Fund Summary as of October 31, 2009 BlackRock Credit Allocation Income Trust III

Investment Objective

BlackRock Credit Allocation Income Trust III (BPP) (formerly BlackRock Preferred Opportunity Trust) (the “Fund”) seeks high current income consistent with capital preservation. The Fund seeks to achieve its objectives by investing primarily in credit-related securities, including, but not limited to, investment grade corporate bonds, high yield bonds, bank loans, preferred securities or convertible bonds or derivatives with economic characteristics similar to these credit-related securities.

Effective November 13, 2009, BlackRock Preferred Opportunity Trust was renamed BlackRock Credit Allocation Income Trust III.

The Board approved a change to the Fund’s non-fundamental investment policies during the period. Please refer to page 70 in the Additional Information section.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended October 31, 2009, the Fund returned 36.42% based on market price and 47.16% based on NAV. For the same period, the closed-end Lipper Income & Preferred Stock Funds category posted an average return of 39.55% on a market price basis and 40.36% on a NAV basis. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. Strong annual performance has been driven by the Fund’s positioning to fully capture the near-term strength anticipated in the preferred sector during 2009. The Fund benefited from an overweight allocation to institutional hybrids (preferred securities avail-
able only over-the-counter to institutional investors) as the sector continued its dramatic outperformance during 2009 relative to retail preferred securities, which are exchange traded. This position also served as a performance detractor when the preferred sector deteriorated during the fourth quarter of 2008.
Performance benefited from participation in several additional issuer-related tenders in preferred equity exchanges, along with an overweight in the insur-
ance sector. A generally large position in short-term securities proved beneficial as well — most notably during 2008 and into the first quarter of 2009 —
as it preserved NAV better than had the Fund been fully invested. Finally, the Fund notably reduced leverage in response to rating agency methodology changes for preferred securities requiring greater collateral due to increased volatility in the sector, which detracted from performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
	Symbol on NYSE							BPP
	Initial Offering Date						February 28, 2003
	Yield on Closing Market Price as of October 31, 2009 ($9.94)[1]							8.75%
	Current Monthly Distribution per Common Share[2]							$0.0725
	Current Annualized Distribution per Common Share[2]							$0.8700
	Leverage as of October 31, 2009[3]							29%
	[1] Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
	Past performance does not guarantee future results.
	[2] The distribution is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.
	[3] Represents reverse repurchase agreements and Preferred Shares as a percentage of total managed assets, which is the total assets of the Fund
	(including any assets attributable to any borrowings and Preferred Shares) minus the sum of liabilities (other than borrowings representing financial
	leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 10.
	The table below summarizes the changes in the Fund’s market price and NAV per share:
			10/31/09		10/31/08	Change	High	Low
	Market Price		$ 9.94		$8.51	16.80%	$10.35	$4.00
	Net Asset Value		$11.05		$8.77	26.00%	$11.13	$5.06
	The following unaudited charts show the portfolio composition and credit quality allocations of the Fund’s total investments:
	Portfolio Composition			Credit Quality Allocations[4]
		10/31/09	10/31/08				10/31/09	10/31/08
	Preferred Securities	69%	90%	AA/Aa			4%	16%
	Short-Term Securities	23	3	A/A			28	39
	Corporate Bonds	8	7	BBB/Baa			45	24
				BB/Ba			13	5
				B			5	—
				CCC/Caa			5	—
				Not Rated			—	16
				[4] Using the higher of S&P’s or Moody’s ratings.
6	ANNUAL REPORT				OCTOBER 31, 2009

Fund Summary as of October 31, 2009 BlackRock Credit Allocation Income Trust IV

Investment Objective

BlackRock Credit Allocation Income Trust IV (BTZ) (formerly BlackRock Preferred and Equity Advantage Trust) (the “Fund”) seeks to achieve high current income, current gains and capital appreciation. The Fund seeks to achieve its objectives by investing primarily in credit-related securities, including, but not limited to, investment grade corporate bonds, high yield bonds, bank loans, preferred securities or convertible bonds or derivatives with economic char-
acteristics similar to these credit-related securities.

Effective November 13, 2009, BlackRock Preferred and Equity Advantage Trust was renamed BlackRock Credit Allocation Income Trust IV.

The Board approved a change to the Fund’s non-fundamental investment policies during the period. Please refer to page 70 in the Additional Information section.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended October 31, 2009, the Fund returned 38.38% based on market price and 41.06% based on NAV. For the same period, the closed-end Lipper Income & Preferred Stock Funds category posted an average return of 39.55% on a market price basis and 40.36% on a NAV basis. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. Strong annual performance has been driven by the Fund’s positioning to fully capture the near-term strength anticipated in the preferred sector during 2009. The Fund benefited from an overweight allocation to institutional hybrids (preferred securities avail-
able only over-the-counter to institutional investors) as the sector continued its dramatic outperformance during 2009 relative to retail preferred securities, which are exchange traded. This position also served as a performance detractor when the preferred sector deteriorated during the fourth quarter of 2008.
Performance benefited from participation in several additional issuer-related tenders in preferred equity exchanges, along with an overweight in the insur-
ance sector. A generally large position in short-term securities proved beneficial as well — most notably during 2008 and into the first quarter of 2009 —
as it preserved NAV better than had the Fund been fully invested. Finally, the Fund notably reduced leverage in response to rating agency methodology changes for preferred securities requiring greater collateral due to increased volatility in the sector, which detracted from performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
	Symbol on NYSE							BTZ
	Initial Offering Date						December 27, 2006
	Yield on Closing Market Price as of October 31, 2009 ($10.96)[1]						10.95%
	Current Monthly Distribution per Common Share[2]						$ 0.10
	Current Annualized Distribution per Common Share[2]						$ 1.20
	Leverage as of October 31, 2009[3]							31%
	[1] Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
	Past performance does not guarantee future results.
	[2] The distribution is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.
	[3] Represents reverse repurchase agreements and Preferred Shares as a percentage of total managed assets, which is the total assets of the Fund
	(including any assets attributable to any borrowings and Preferred Shares) minus the sum of liabilities (other than borrowings representing financial
	leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 10.
	The table below summarizes the changes in the Fund’s market price and NAV per share:
				10/31/09	10/31/08	Change	High	Low
	Market Price			$10.96	$ 9.36	17.09%	$11.49	$4.56
	Net Asset Value			$12.64	$10.59	19.36%	$12.69	$6.89
	The following unaudited charts show the portfolio composition of the Fund’s total investments and credit quality allocations of the
	Fund’s total investments excluding Common Stocks:
	Portfolio Composition			Credit Quality Allocations[4]
		10/31/09	10/31/08				10/31/09	10/31/08
	Preferred Securities	57%	59%	AA/Aa			4%	15%
	Short-Term Securities	33	21	A/A			33	37
	Corporate Bonds	4	4	BBB/Baa			53	30
	Common Stocks	6	16	BB/Ba			6	2
				B/B			4	16
				[4] Using the higher of S&P’s or Moody’s ratings.
	ANNUAL REPORT				OCTOBER 31, 2009			7

Fund Summary as of October 31, 2009	BlackRock Enhanced Capital and Income Fund, Inc.
Investment Objective
BlackRock Enhanced Capital and Income Fund, Inc. (CII) (the “Fund”) seeks to provide investors with a combination of current income and capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of common stocks in an attempt to generate current income and by employing a strategy of writing (selling) call options on equity indexes in an attempt to generate gains from option premiums primarily on the S&P 500 Index.
The Board approved a change to the Fund’s option writing policy during the period. Please refer to page 70 in the Additional Information section.
No assurance can be given that the Fund’s investment objective will be achieved.
Performance
For the 12 months ended October 31, 2009, the Fund returned 29.88% based on market price and 22.01% based on NAV. For the same period, the benchmark S&P 500 Citigroup Value Index returned 2.98% based on NAV. All returns reflect reinvestment of dividends. The Fund's discount to NAV, which narrowed significantly during the period, accounts for the difference between performance based on price and performance based on NAV. The main con-
tributor to Fund performance relative to the S&P 500 Citigroup Value Index was the Option strategy that was implemented by the Fund. The option strategy contributed almost 75% of the outperformance over the index. From an equity holdings standpoint, the main contributors were an underweight and stock selection in financials, stock selection in health care and industrials, and overweights in the information technology and energy sectors. The main detractors from performance for the one-year period included stock selection in materials and consumer staples, as well as an underweight in the consumer discretionary sector.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
	Symbol on NYSE						CII
	Initial Offering Date					April 30, 2004
	Yield on Closing Market Price as of October 31, 2009 ($13.76)[1]					14.10%
	Current Quarterly Distribution per share[2]					$ 0.485
	Current Annualized Distribution per share[2]					$ 1.940
	[1] Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
	Past performance does not guarantee future results.
	[2] The distribution is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.
	The table below summarizes the changes in the Fund’s market price and NAV per share:
			10/31/09	10/31/08	Change	High	Low
	Market Price		$13.76	$12.37	11.24%	$15.70	$ 7.92
	Net Asset Value		$14.40	$13.78	4.50%	$14.99	$10.62
	The following unaudited charts show the ten largest holdings and sector allocations of the Fund’s long-term investments:
	Ten Largest Holdings		Sector Allocations
		10/31/09				10/31/09	10/31/08
	The Travelers Cos., Inc.	4%	Financials			19%	16%
	JPMorgan Chase & Co.	3	Information Technology			17	15
	LSI Corp.	3	Health Care			13	4
	Chevron Corp.	3	Consumer Staples			12	23
	Schering-Plough Corp.	3	Energy			11	15
	Bristol-Myers Squibb Co.	3	Industrials			9	7
	Exxon Mobil Corp.	3	Telecommunication Services			7	6
	Kimberly-Clark Corp.	3	Consumer Discretionary			6	6
	Kraft Foods, Inc.	3	Materials			3	3
	Time Warner, Inc.	3	Utilities			3	5
			For Fund compliance purposes, the Fund’s sector classifications refer
			to any one or more of the sector sub-classifications used by one or
			more widely recognized market indexes or ratings group indexes,
			and/or as defined by Fund management. This definition may not
			apply for purposes of this report, which may combine sector sub-
			classifications for reporting ease.
8	ANNUAL REPORT			OCTOBER 31, 2009

Fund Summary as of October 31, 2009 BlackRock Floating Rate Income Trust

Investment Objective

BlackRock Floating Rate Income Trust (BGT) (formerly BlackRock Global Floating Rate Income Trust) (the “Fund”) seeks to provide a high level of current income and to seek the preservation of capital. The Fund seeks to achieve its objective by investing in a global portfolio of primarily floating and variable rate securities.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended October 31, 2009, the Fund returned 54.14% based on market price and 39.51% based on NAV. For the same period, the closed-end Lipper Loan Participation Funds category posted an average return of 39.76% on a market price basis and 25.60% on a NAV basis. All returns reflect reinvestment of dividends. (The performance of the Lipper category does not necessarily correlate to that of the Fund, as the Lipper group comprises both closed-end funds that employ leverage and continuously offered closed-end funds that do not. For this reporting period, those Lipper peers that do not employ leverage were at a disadvantage given the market rally.) The Fund's discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. For the first two months of the reporting period, the high yield loan market was under extreme pressure and lost 10.9%, as measured by the Credit Suisse Leveraged Loan Index. However, this brief period of underperformance was followed by the market’s strongest results ever, as the sector gained more than 40% for the period January 1, 2009 to October 31, 2009. On average, market performance was positive and the Fund’s reduction of leverage in response to higher collateral requirements imposed by the major rating agencies had a negative effect on absolute performance. Relative to its Lipper peers, the Fund gained from both maintaining leverage and focusing on higher-quality sectors and structures, which benefited most during the sharp rally in 2009. Conversely, the Fund’s cash position hurt performance during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
	Symbol on NYSE							BGT
	Initial Offering Date						August 30, 2004
	Yield on Closing Market Price as of October 31, 2009 ($12.58)[1]							6.44%
	Current Monthly Distribution per Common Share[2]							$0.0675
	Current Annualized Distribution per Common Share[2]							$0.8100
	Leverage as of October 31, 2009[3]							19%
	[1] Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
	Past performance does not guarantee future results.
	[2] The distribution is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.
	[3] Represents loan outstanding and Preferred Shares as a percentage of total managed assets, which is the total assets of the Fund (including any
	assets attributable to any borrowings and Preferred Shares) minus the sum of liabilities (other than borrowings representing financial leverage).
	For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 10.
	The table below summarizes the changes in the Fund’s market price and NAV per share:
				10/31/09	10/31/08	Change	High	Low
	Market Price			$12.58	$ 9.63	30.63%	$12.98	$6.88
	Net Asset Value			$13.29	$11.24	18.24%	$13.35	$8.86
	The following unaudited charts show the portfolio composition of the Fund’s long-term investments and credit quality allocations
	of the Fund’s long-term investments excluding floating rate loan interests:
	Portfolio Composition			Credit Quality Allocations[4]
		10/31/09	10/31/08				10/31/09	10/31/08
	Floating Rate Loan Interests	76%	79%	AAA/Aaa			16%	—
	Corporate Bonds	20	14	A/A			4	20%
	Foreign Government Obligations	3	7	BBB/Baa			27	30
	Other Interests	1	—	BB/Ba			17	16
				B/B			22	23
				CCC/Caa			6	10
				C/C			5	—
				D			1	—
				Not Rated			2	1
				[4] Using the higher of S&P’s or Moody’s ratings.
	ANNUAL REPORT				OCTOBER 31, 2009			9

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and NAV of their
Common Shares. However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage through borrowings, the issuance of
Preferred Shares or by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s Common Shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from lever-
age is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV of each
Fund’s Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to Common Shareholders will be lower than if the
Funds had not used leverage.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it borrows and/or issues Preferred Shares for an addi-
tional $50 million, creating a total value of $150 million available for invest-
ment in long-term securities. If prevailing short-term interest rates are 3%
and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays interest expense and/or dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with assets received from the borrowings and/or issuance of Preferred Shares can earn income based on long-term interest rates. In this case, the interest expense and/or dividends paid to Preferred Shareholders are significantly lower than the income earned on the Fund’s long-term investments, and there-
fore the Common Shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-
term and long-term interest rates, the incremental net income pickup on the Common Shares will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates of
6%, the yield curve has a negative slope. In this case, the Fund pays divi-
dends on the higher short-term interest rates whereas the Fund’s total port-
folio earns income based on lower long-term interest rates.

Furthermore, the value of a Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Funds’ borrowings and/or Preferred Shares does not fluctuate in relation to interest rates. As a result, changes in interest rates can influ-
ence the Funds’ NAV positively or negatively in addition to the impact on
Fund performance from leverage from borrowings.

The use of leverage may enhance opportunities for increased income to the
Funds and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will gener-
ally cause greater changes to each Fund’s NAV, market price and dividend rates than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, each Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of lever-
age or as required by the terms of leverage instruments which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strate-
gies, such as in the case of certain restrictions imposed by ratings agencies that rate Preferred Shares issued by each Fund. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by the Common Shareholders and may reduce income on the Common Shares.

Under the Investment Company Act of 1940, BGT is permitted to borrow through a credit facility up to 33 1 / 3 % of its total managed assets and the
Funds are permitted to issue Preferred Shares in an amount of up to 50%
of their total managed assets at the time of issuance. Under normal cir-
cumstances, each Fund anticipates that the total economic leverage from
Preferred Shares, reverse repurchase agreements and credit facility borrow-
ings will not exceed 50% of its total managed assets at the time such lever-
age is incurred. As of October 31, 2009, the Funds had economic leverage from Preferred Shares, reverse repurchase agreements and/or credit facility borrowings as a percentage of their total managed assets as follows:

Percent of
Leverage
PSW	32%
PSY	30%
BPP	29%
BTZ	31%
BGT	19%

Derivative Financial Instruments

The Funds may invest in various derivative instruments, including financial futures contracts, swaps, foreign currency exchange contracts and options, as specified in Note 2 of the Notes to Financial Statements, which consti-
tute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securi-
ties or to hedge market, equity, credit, interest rate and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction and illiquidity of the derivative instrument. Each Fund’s ability to success-

fully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Funds to sell or purchase port-
folio securities at inopportune times or at distressed values, may limit the amount of appreciation the Funds can realize on an investment or may cause the Funds to hold a security that they might otherwise sell. The
Funds’ investments in these instruments are discussed in detail in the
Notes to Financial Statements.

10 ANNUAL REPORT OCTOBER 31, 2009

Schedule of Investments October 31, 2009				BlackRock Credit Allocation Income Trust I, Inc. (PSW)
				(Percentages shown are based on Net Assets)
	Par					Par
Corporate Bonds	(000)	Value		Capital Trusts		(000)	Value
Insurance — 2.5%				Multi-Utilities — 2.8%
Oil Insurance Ltd., 7.56% (a)(b)(c)	$ 1,000	$ 706,200		Dominion Resources Capital Trust I,
QBE Insurance Group Ltd., 9.75%, 3/14/14 (a)	1,484	1,695,246		7.83%, 12/01/27 (f)	$ 1,200 $		1,202,650
		2,401,446		Dominion Resources, Inc., 7.50% (c)		1,051	1,029,980
				Puget Sound Energy, Inc. Series A, 6.97%, 6/01/67 (c)		475	415,587
Media — 12.5%
COX Communications, Inc., 8.38%, 3/01/39 (a)	10,000	11,988,640					2,648,217
Total Corporate Bonds — 15.0%		14,390,086		Oil, Gas & Consumable Fuels — 1.3%
				Enterprise Products Operating LLC, 8.38%, 8/01/66 (c)		825	808,500
				TransCanada PipeLines Ltd., 6.35%, 5/15/67 (c)		500	465,397
Preferred Securities							1,273,897
				Total Capital Trusts — 33.5%			32,110,050
Capital Trusts
Building Products — 0.7%
C8 Capital SPV Ltd., 6.64% (a)(b)(c)	980	691,018		Preferred Stocks		Shares
Capital Markets — 5.8%				Commercial Banks — 8.1%
Ameriprise Financial, Inc., 7.52%, 6/01/66 (c)	1,900	1,615,000		First Tennessee Bank NA, 3.90% (a)(c)		1,176	589,838
Lehman Brothers Holdings Capital Trust V,				HSBC USA, Inc.:
3.64% (b)(c)(d)(e)	1,600		160	Series D, 4.50% (c)		35,000	734,300
State Street Capital Trust III, 8.25% (b)(c)	725	731,257		Series H, 6.50%		168,000	3,410,400
State Street Capital Trust IV, 1.30%, 6/01/67 (c)	4,740	3,180,090		Provident Financial Group, Inc., 7.75%		42,000	1,013,250
		5,526,507		Royal Bank of Scotland Group Plc, Series M, 6.40%		5,000	51,700
Commercial Banks — 3.3%				Santander Finance Preferred SA Unipersonal, 6.80%		72,807	1,992,000
Bank of Ireland Capital Funding II, LP, 5.57% (a)(b)(c)	429	188,760					7,791,488
Bank of Ireland Capital Funding III, LP, 6.11% (a)(b)(c)	740	325,600		Diversified Financial Services — 2.0%
Barclays Bank Plc, 5.93% (a)(b)(c)	500	390,000		Cobank ACB, 7.00% (a)		38,000	1,326,439
First Empire Capital Trust II, 8.28%, 6/01/27	910	691,337		ING Groep NV, 7.20%		35	612,942
National City Preferred Capital Trust I, 12.00% (b)(c)	300	343,359
SMFG Preferred Capital USD 3 Ltd., 9.50% (a)(b)(c)	875	948,675					1,939,381
Santander Perpetual SA Unipersonal, 6.67% (a)(b)(c)	250	228,123		Electric Utilities — 3.6%
SunTrust Preferred Capital I, 5.85% (b)(c)	135		88,087	Alabama Power Co., 6.50%		25,000	750,000
		3,203,941		Entergy Arkansas, Inc., 6.45%		28,800	609,301
				Entergy Louisiana LLC, 6.95%		22,650	2,119,747
Diversified Financial Services — 3.0%
Farm Credit Bank of Texas Series 1, 7.56% (b)(c)	1,000	701,550					3,479,048
JPMorgan Chase Capital XXIII, 1.44%, 5/15/77 (c)	3,085	2,172,873		Insurance — 5.8%
		2,874,423		Aspen Insurance Holdings Ltd., 7.40% (c)		55,000	1,116,500
				Axis Capital Holdings Ltd.:
Electric Utilities — 0.5%				Series A, 7.25%		35,000	789,250
PPL Capital Funding, 6.70%, 3/30/67 (c)	500	430,000		Series B, 7.50% (c)		9,000	673,875
Insurance — 16.1%				Endurance Specialty Holdings Ltd. Series A, 7.75%		35,200	770,880
AXA SA, 6.38% (a)(b)(c)	3,585	3,038,287		RenaissanceRe Holding Ltd. Series D, 6.60%		110,000	2,267,100
Ace Capital Trust II, 9.70%, 4/01/30	500	552,614					5,617,605
The Allstate Corp., 6.50%, 5/15/57 (c)(f)	3,200	2,736,000
Chubb Corp., 6.38%, 3/29/67 (c)(g)	500	453,750		Real Estate Investment Trusts (REITs) — 7.4%
Farmers Exchange Capital, 7.05%, 7/15/28 (a)	500	428,271		BRE Properties, Inc. Series D, 6.75%		10,000	205,200
Genworth Financial, Inc., 6.15%, 11/15/66 (c)	750	502,500		First Industrial Realty Trust, Inc., 6.24% (c)		610	270,116
Great West Life & Annuity Insurance Co.,				HRPT Properties Trust:
7.15%, 5/16/46 (a)(c)	500	415,000		Series B, 8.75%		97,917	2,257,966
Liberty Mutual Group, Inc., 10.75%, 6/15/88 (a)(c)	500	525,000		Series C, 7.13%		125,000	2,332,500
Lincoln National Corp., 7.00%, 5/17/66 (c)	500	410,000		iStar Financial, Inc. Series I, 7.50%		59,500	416,500
MetLife, Inc., 6.40%, 12/15/66 (f)	500	433,125		Public Storage:
Nationwide Life Global Funding I, 6.75%, 5/15/67	500	378,967		Series F, 6.45%		10,000	212,500
Oil Casualty Insurance Ltd., 8.00%, 9/15/34 (a)	915	576,450		Series I, 7.25%		40,000	954,000
Progressive Corp., 6.70%, 6/15/67 (c)	500	437,973		Series M, 6.63%		20,000	429,000
Reinsurance Group of America, 6.75%, 12/15/65 (c)	700	542,500					7,077,782
The Travelers Cos., Inc., 6.25%, 3/15/67 (c)	500	450,000		Wireless Telecommunication Services — 2.8%
ZFS Finance (USA) Trust II, 6.45%, 12/15/65 (a)(c)(h)	1,800	1,620,000		Centaur Funding Corp., 9.08% (a)		2,720	2,729,350
ZFS Finance (USA) Trust IV, 5.88%, 5/09/32 (a)(c)	146	118,040
ZFS Finance (USA) Trust V, 6.50%, 5/09/67 (a)(c)	1,097	888,570		Total Preferred Stocks — 29.7%			28,634,654
Zenith National Insurance Capital Trust I,
8.55%, 8/01/28 (a)	1,000	955,000
		15,462,047
Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedules of		ADR	American Depositary Receipts	MXN	Mexican New Peso
Investments, the names of many of the securities have been		EUR	Euro	USD	US Dollar
abbreviated according to the following list:		GBP	British Pound
See Notes to Financial Statements.
ANNUAL REPORT				OCTOBER 31, 2009			11

Schedule of Investments (continued)					BlackRock Credit Allocation Income Trust I, Inc. (PSW)
						(Percentages shown are based on Net Assets)
	Shares
Trust Preferreds	(000)	Value
Consumer Finance — 2.2%			•	For Fund compliance purposes, the Fund’s industry classifications refer to any one
Capital One Capital II, 7.50%, 6/15/66	93	$ 2,060,649		or more of the industry sub-classifications used by one or more widely recognized
Electric Utilities — 1.3%				market indexes or ratings group indexes, and/or as defined by Fund management.
PPL Energy Supply LLC, 7.00%, 7/15/46	49	1,263,610		This definition may not apply for purposes of this report, which may combine indus-
Insurance — 2.0%				try sub-classifications for reporting ease.
ABN AMRO North America Capital Funding Trust II,			•	Reverse repurchase agreements outstanding as of October 31, 2009 were
2.87% (a)(b)(c)	2	85,988		as follows:
Lincoln National Capital VI Series F, 6.75%, 9/11/52	90	1,827,781
					Interest	Trade	Maturity	Net Closing	Face
		1,913,769
				Counterparty	Rate	Date	Date	Amount	Amount
Total Trust Preferreds — 5.5%		5,238,028
				Barclays Bank Plc 0.75%		10/16/09	11/16/09	$4,975,252	$ 4,972,041
Total Preferred Securities — 68.7%		65,982,732
Total Long Term Investments			•	Financial futures contracts purchased as of October 31, 2009 were as follows:
(Cost — $94,148,823) — 83.7%		80,372,818				Expiration		Notional	Unrealized
				Contracts	Issue	Date		Value	Appreciation
				50	2-Year U.S.
				Treasury Bond December 2009			$ 10,793,860		$ 86,609
Short-Term Securities	Shares			6	30-Year U.S.
BlackRock Liquidity Funds, TempFund,				Treasury Bond		December 2009	$ 712,575		8,363
Institutional Class, 0.18% (i)(j)	33,286,296	33,286,296		Total					$ 94,972
Total Short-Term Securities
(Cost — $33,286,296) — 34.6%		33,286,296	•	Credit default swaps on single-name issue — buy protection outstanding as of
				October 31, 2009 were as follows:
Total Investments (Cost — $127,435,119*) — 118.3%		113,659,114
Other Assets Less Liabilities — 23.6%		22,648,143			Pay			Notional
Preferred Shares, at Redemption Value — (41.9)%		(40,258,949)			Fixed	Counter-		Amount	Unrealized
Net Assets Applicable to Common Shares — 100.0%		$ 96,048,308		Issuer	Rate	party	Expiration	(000)	Depreciation
* The cost and unrealized appreciation (depreciation) of investments as of October 31,				Nordstrom, Inc. 5.20%		Deutsche	June
2009, as computed for federal income tax purposes, were as follows:						Bank AG	2014	$ 1,000	$ (168,952)
Aggregate cost		$ 127,460,901
Gross unrealized appreciation		$ 2,075,593
Gross unrealized depreciation		(15,877,380)
Net unrealized depreciation		$ (13,801,787)
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b) Security is perpetual in nature and has no stated maturity date.
(c) Variable rate security. Rate shown is as of report date.
(d) Non-income producing security.
(e) Issuer filed for bankruptcy and/or is in default of interest payments.
(f) All or a portion of the security has been pledged as collateral in connection with open reverse repurchase agreements.
(g) All or a portion of the security has been pledged as collateral in connection with open swaps.
(h) All or a portion of the security has been pledged as collateral in connection with open financial futures contracts.
(i) Investments in companies considered to be an affiliate of the Fund, for purposes of
Section 2(a)(3) of the Investment Company Act of 1940, were as follows:
	Net
Affiliate	Activity	Income
BlackRock Liquidity Funds, TempFund,
Institutional Class	$ 33,286,296	$ 73,357
BlackRock Liquidity Series, LLC
Cash Sweep Series	$(15,938,424)	$ 56,701
(j) Represents the current yield as of report date.
See Notes to Financial Statements.
12	ANNUAL REPORT				OCTOBER 31, 2009

Schedule of Investments (concluded)		BlackRock Credit Allocation Income Trust I, Inc. (PSW)
• Fair Value Measurements — Various inputs are used in determining the fair value of			Other Financial
investments, which are as follows:		Valuation Inputs	Instruments[1]
• Level 1 — price quotations in active markets/exchanges for identical assets			Assets	Liabilities
and liabilities		Level 1	$ 94,972	—
• Level 2 — other observable inputs (including, but not limited to: quoted prices for		Level 2	—	$ (168,952)
similar assets or liabilities in markets that are active, quoted prices for identical		Level 3	—	—
or similar assets or liabilities in markets that are not active, inputs other than		Total	$ 94,972	$ (168,952)
quoted prices that are observable for the assets or liabilities (such as interest
rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and		[1] Other financial instruments are financial futures contracts and swaps. Financial
default rates) or other market-corroborated inputs)		futures contracts and swaps are valued at the unrealized appreciation/depreci-
• Level 3 — unobservable inputs based on the best information available in the		ation on the instrument.
circumstances, to the extent observable inputs are not available (including the		The following is a reconciliation of investments for unobservable inputs (Level 3)
Fund’s own assumptions used in determining the fair value of investments)		used in determining fair value:
The inputs or methodology used for valuing securities are not necessarily an indica-
Investments in
tion of the risk associated with investing in those securities. For information about
Securities
the Fund’s policy regarding valuation of investments and other significant accounting
policies, please refer to Note 1 of the Notes to Financial Statements.				Capital Trusts
The following tables summarize the inputs used as of October 31, 2009 in		Balance, as of October 31, 2008		—
determining the fair valuation of the Fund’s investments:		Accrued discounts/premiums		—
		Realized gain (loss)		—
	Investments in	Change in unrealized appreciation/depreciation		—
Valuation Inputs	Securities	Net purchases (sales)		—
	Assets	Net transfers in/out Level 3		$ 576,450
Level 1		Balance, as of October 31, 2009		$ 576,450
Long-Term Investments:
Preferred Stocks	$ 19,302,737
Trust Preferreds	5,152,040
Short-Term Securities	33,286,296
Total Level 1	57,741,073
Level 2
Long-Term Investments:
Capital Trusts	31,533,600
Corporate Bonds	14,390,086
Preferred Stocks	9,331,917
Trust Preferreds	85,988
Total Level 2	55,341,591
Level 3
Long-Term Investments:
Capital Trusts	576,450
Total	$ 113,659,114
See Notes to Financial Statements.
ANNUAL REPORT		OCTOBER 31, 2009		13

Schedule of Investments October 31, 2009				BlackRock Credit Allocation Income Trust II, Inc. (PSY)
				(Percentages shown are based on Net Assets)
		Par			Par
Corporate Bonds		(000)	Value	Capital Trusts	(000)	Value
Insurance — 2.6%				Insurance (concluded)
Oil Insurance Ltd., 7.56% (a)(b)(c)	$ 5,000		$ 3,531,000	Principal Life Insurance Co., 8.00%, 3/01/44 (a) $	6,325	$ 5,663,683
QBE Insurance Group Ltd., 9.75%, 3/14/14 (a)		5,967	6,816,396	Progressive Corp., 6.70%, 6/15/67 (c)(f)	2,000	1,751,894
Structured Asset Repackaged Trust, Series 2004-1,				Reinsurance Group of America,
0.78%, 4/21/11 (a)(c)		299	266,121	6.75%, 12/15/65 (c)	3,000	2,325,000
Total Corporate Bonds — 2.6%			10,613,517	The Travelers Cos., Inc., 6.25%, 3/15/67 (c)	3,000	2,700,000
				ZFS Finance (USA) Trust IV, 5.88%, 5/09/32 (a)(c)	379	306,418
				ZFS Finance (USA) Trust V, 6.50%, 5/09/67 (a)(c)	4,312	3,492,720
Preferred Securities				Zenith National Insurance Capital Trust I,
				8.55%, 8/01/28 (a)	3,750	3,581,250
						85,641,493
Capital Trusts
				Multi-Utilities — 3.8%
Building Products — 0.7%				Dominion Resources Capital Trust I,
C8 Capital SPV Ltd., 6.64% (a)(b)(c)		3,915	2,760,545	7.83%, 12/01/27	10,000	10,022,080
Capital Markets — 5.3%				Dominion Resources, Inc., 7.50% (c)	5,449	5,340,020
Ameriprise Financial, Inc., 7.52%, 6/01/66 (c)		7,600	6,460,000			15,362,100
Lehman Brothers Holdings Capital Trust V,
3.64% (b)(c)(d)(e)		6,400	640	Oil, Gas & Consumable Fuels — 1.4%
State Street Capital Trust III, 8.25% (b)(c)		2,920	2,945,200	Enterprise Products Operating LLC,
State Street Capital Trust IV, 1.30%, 6/01/67 (c)		18,235	12,233,953	8.38%, 8/01/66 (c)	2,000	1,960,000
				TransCanada PipeLines Ltd., 6.35%, 5/15/67 (c)	4,000	3,723,180
			21,639,793
						5,683,180
Commercial Banks — 12.0%
ABN AMRO North America Holding, Preferred				Road & Rail — 0.9%
Capital Repackaging Trust I, 6.52% (a)(b)(c)		12,035	8,544,850	BNSF Funding Trust I, 6.61%, 12/15/55 (c)	3,750	3,548,437
Bank One Capital III, 8.75%, 9/01/30		2,000	2,252,786	Total Capital Trusts — 49.3%		201,733,947
Bank of Ireland Capital Funding II, LP,
5.57% (a)(b)(c)		1,715	754,600
Bank of Ireland Capital Funding III, LP,
6.11% (a)(b)(c)		2,951	1,298,440	Preferred Stocks	Shares
Barclays Bank Plc, 5.93% (a)(b)(c)		2,500	1,950,000	Capital Markets — 0.0%
First Empire Capital Trust II, 8.28%, 6/01/27		3,630	2,757,751	Deutsche Bank Contingent Capital Trust II, 6.55%	530	10,817
HSBC America Capital Trust I, 7.81%, 12/15/26 (a)		2,000	1,978,198
HSBC Capital Funding LP/Jersey Channel Islands,				Commercial Banks — 8.3%
10.18% (a)(b)(c)(f)		4,835	5,753,650	Barclays Bank Plc, 8.13%	225,000	5,298,750
HSBC Finance Capital Trust IX, 5.91%, 11/30/35 (c)		7,300	5,767,000	First Tennessee Bank NA, 3.90% (a)(c)	4,650	2,332,266
Lloyds Banking Group Plc, 6.66%, 11/21/49 (a)(c)		5,000	3,250,000	HSBC USA, Inc.:
National City Preferred Capital Trust I, 12.00% (b)(c)		1,100	1,258,983	Series D, 4.50% (c)(g)	131,700	2,763,066
NationsBank Capital Trust III, 0.83%, 1/15/27 (c)		13,470	8,627,037	Series H, 6.50%	120,000	2,436,000
SMFG Preferred Capital USD 3 Ltd., 9.50% (a)(b)(c)		3,550	3,848,910	Provident Financial Group, Inc., 7.75%	166,800	4,024,050
Santander Perpetual SA Unipersonal,				Royal Bank of Scotland Group Plc, Series M, 6.40%	15,000	155,100
6.67%, 10/29/49 (a)(b)(c)		1,125	1,026,555	SG Preferred Capital II, 6.30% (a)(c)	23,000	13,800,000
SunTrust Preferred Capital I, 5.85% (b)(c)		307	200,318	Santander Finance Preferred SA Unipersonal, 6.80%	117,094	3,203,692
			49,269,078			34,012,924
Diversified Financial Services — 3.7%				Diversified Financial Services — 1.9%
AgFirst Farm Credit Bank, 8.39%, 12/15/16 (c)		4,000	3,041,668	Cobank ACB, 7.00% (a)(b)	152,000	5,305,758
Farm Credit Bank of Texas, Series 1, 7.56% (b)(c)		2,500	1,753,875	ING Groep NV, 7.20%	140	2,451,769
ING Capital Funding Trust III, 8.44% (b)(c)		6,066	5,171,265			7,757,527
JPMorgan Chase Capital XXIII, 1.44%, 5/15/77 (c)		7,500	5,282,513	Electric Utilities — 3.4%
			15,249,321	Alabama Power Co.:
Electric Utilities — 0.6%				5.83%	14,000	349,300
PPL Capital Funding, 6.70%, 3/30/67 (c)		3,000	2,580,000	6.50%	145,000	4,350,000
				Entergy Arkansas, Inc., 6.45%	114,400	2,420,281
Insurance — 20.9%				Entergy Louisiana LLC, 6.95%	49,850	4,665,314
AON Corp., 8.21%, 1/01/27		2,500	2,475,000	Interstate Power & Light Co., Series B, 8.38%	80,000	2,220,000
AXA SA, 6.38% (a)(b)(c)		13,470	11,415,825
Ace Capital Trust II, 9.70%, 4/01/30		5,000	5,526,140			14,004,895
The Allstate Corp., 6.50%, 5/15/57 (c)		12,775	10,922,625	Insurance — 12.5%
Chubb Corp., 6.38%, 3/29/67 (c)		2,000	1,815,000	Aspen Insurance Holdings Ltd., 7.40% (c)	194,000	3,938,200
Farmers Exchange Capital, 7.05%, 7/15/28 (a)		2,500	2,141,357	Axis Capital Holdings Ltd.:
GE Global Insurance Holding Corp., 7.75%, 6/15/30		10,000	10,207,480	Series A, 7.25%	129,300	2,915,715
Genworth Financial, Inc., 6.15%, 11/15/66 (c)		3,000	2,010,000	Series B, 7.50% (c)	36,000	2,695,500
Liberty Mutual Group, Inc., 10.75%, 6/15/88 (a)(c)		2,925	3,071,250	Endurance Specialty Holdings Ltd., Series A, 7.75%	139,200	3,048,480
Lincoln National Corp., 7.00%, 5/17/66 (c)		3,350	2,747,000	MetLife, Inc., Series B, 6.50%	904,400	19,652,612
MetLife, Inc., 6.40%, 12/15/66		6,825	5,912,156	Prudential Plc, 6.50%	92,400	1,931,160
Nationwide Life Global Funding I, 6.75%, 5/15/67		7,000	5,305,545	RenaissanceRe Holding Ltd., Series D, 6.60%	435,000	8,965,350
Oil Casualty Insurance Ltd., 8.00%, 9/15/34 (a)		3,605	2,271,150	Zurich RegCaPS Funding Trust, 6.58% (a)(c)	9,800	7,699,125
						50,846,142
See Notes to Financial Statements.
14	ANNUAL REPORT			OCTOBER 31, 2009

Schedule of Investments (continued)				BlackRock Credit Allocation Income Trust II, Inc. (PSY)
						(Percentages shown are based on Net Assets)
Preferred Stocks	Shares	Value	Short-Term Securities					Shares	Value
Multi-Utilities — 0.9%			BlackRock Liquidity Funds, TempFund,
Pacific Gas & Electric Co., Series A, 6.00%	140,000	$ 3,738,000	Institutional Class, 0.18% (h)(i)					41,019,397	$ 41,019,397
Real Estate Investment Trusts (REITs) — 5.3%			Total Short-Term Securities
BRE Properties, Inc., Series D, 6.75%	35,000	718,200	(Cost — $41,019,397) — 10.0%						41,019,397
Developers Diversified Realty Corp., 8.00%	400,000	7,156,000	Total Investments (Cost — $524,066,199*) — 107.5%						440,148,651
First Industrial Realty Trust, Inc., 6.24% (c)	2,390	1,058,322	Other Assets Less Liabilities — 33.8%						138,235,005
Firstar Realty LLC, 8.88% (a)	4,000	3,412,500	Preferred Shares, at Redemption Value — (41.3)%						(169,090,727)
Kimco Realty Corp., Series F, 6.65%	50,000	1,011,500
Public Storage:			Net Assets Applicable to Common Shares — 100.0%						$ 409,292,929
Series F, 6.45%	40,000	850,000	* The cost and unrealized appreciation (depreciation) of investments as of October 31,
Series I, 7.25%	160,000	3,816,000		2009, as computed for federal income tax purposes, were as follows:
Series M, 6.63%	71,900	1,542,255
Regency Centers Corp., Series D, 7.25%	100,000	2,175,000		Aggregate cost					$ 525,840,523
		21,739,777		Gross unrealized appreciation					$ 9,977,374
				Gross unrealized depreciation					(95,669,246)
Wireless Telecommunication Services — 0.6%
Centaur Funding Corp., 9.08% (a)	2,423	2,431,329		Net unrealized depreciation					$ (85,691,872)
Total Preferred Stocks — 32.9%		134,541,411	(a) Security exempt from registration under Rule 144A of the Securities Act of 1933.
				These securities may be resold in transactions exempt from registration to qualified
				institutional investors.
	Shares		(b) Security is perpetual in nature and has no stated maturity date.
Trust Preferreds	(000)		(c) Variable rate security. Rate shown is as of report date.
Communications Equipment — 0.4%			(d) Non-income producing security.
Corporate-Backed Trust Certificates, Motorola
Debenture Backed Series 2002-14,			(e) Issuer filed for bankruptcy and/or is in default of interest payments.
8.38%, 11/15/28	80	1,778,167	(f) All or a portion of security held as collateral in connection with open reverse repur-
Consumer Finance — 3.6%				chase agreements.
Capital One Capital II, 7.50%, 6/15/66	668	14,799,807	(g) All or a portion of security has been pledged as collateral in connection with open
Electric Utilities — 2.3%				financial futures contracts.
Georgia Power Co., Series O, 1.48%, 4/15/33	50	1,229,393	(h) Investments in companies considered to be an affiliate of the Fund, for purposes of
HECO Capital Trust III, 6.50%, 3/18/34	50	1,167,634		Section 2(a)(3) of the Investment Company Act of 1940, were as follows:
National Rural Utilities Cooperative Finance Corp.,
6.75%, 2/15/43	50	1,236,387						Net
PPL Energy Supply LLC, 7.00%, 7/15/46	233	5,970,175		Affiliate				Activity	Income
		9,603,589		BlackRock Liquidity Funds, TempFund,
Gas Utilities — 3.7%				Institutional Class			$ 41,019,397		$ 70,651
Southwest Gas Capital II, 7.70%, 9/15/43	605	14,940,766		BlackRock Liquidity Series, LLC
				Cash Sweep Series			$(28,803,004)		$ 80,088
Insurance — 2.7%
ABN AMRO North America Capital Funding Trust II,			(i) Represents the current yield as of report date.
2.87% (a)(b)(c)	11	477,570	•	For Fund compliance purposes, the Fund’s industry classifications refer to any one
Lincoln National Capital VI, Series F,				or more of the industry sub-classifications used by one or more widely recognized
6.75%, 9/11/52	200	4,061,735		market indexes or ratings group indexes, and/or as defined by Fund management.
W.R. Berkley Capital Trust II, 6.75%, 7/26/45	295	6,578,745		This definition may not apply for purposes of this report, which may combine indus-
		11,118,050		try sub-classifications for reporting ease.
Total Trust Preferreds — 12.7%		52,240,379	•	Reverse repurchase agreements outstanding as of October 31, 2009 were as follows:
Total Preferred Securities — 94.9%		388,515,737			Interest	Trade	Maturity	Net Closing	Face
Total Long-Term Investments				Counterparty	Rate	Date	Date	Amount	Amount
(Cost — $483,046,802) — 97.5%		399,129,254		Barclays Bank Plc	0.75%	10/16/09	11/16/09 $ 9,516,732		$ 9,510,590
			•	Financial futures contracts purchased as of October 31, 2009 were as follows:
						Expiration		Notional	Unrealized
				Contracts	Issue	Date		Amount	Appreciation
				25	30-Year U.S.
				Treasury Bonds December 2009				$2,969,061	$ 34,845
			•	Credit default swaps on single-name issue — buy protection outstanding as of
				October 31, 2009 were as follows:
					Pay			Notional
					Fixed	Counter-		Amount	Unrealized
				Issuer	Rate	party	Expiration	(000)	Depreciation
				Nordstrom, Inc.	5.20%	Deutsche	June
						Bank AG	2014	$ 2,000	$ (337,904)
See Notes to Financial Statements.
ANNUAL REPORT					OCTOBER 31, 2009				15

Schedule of Investments (concluded)		BlackRock Credit Allocation Income Trust II, Inc. (PSY)
• Fair Value Measurements — Various inputs are used in determining the fair value of		The following tables summarize the inputs used as of October 31, 2009 in
	investments, which are as follows:	determining the fair valuation of the Fund’s investments:
	• Level 1 — price quotations in active markets/exchanges for identical assets				Investments in
	and liabilities	Valuation Inputs			Securities
	• Level 2 — other observable inputs (including, but not limited to: quoted prices for				Assets
	similar assets or liabilities in markets that are active, quoted prices for identical	Level 1
	or similar assets or liabilities in markets that are not active, inputs other than	Long-Term Investments:
	quoted prices that are observable for the assets or liabilities (such as interest	Preferred Stocks			$ 84,696,966
	rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and	Trust Preferreds			51,762,809
	default rates) or other market-corroborated inputs)	Short-Term Securities			41,019,397
	• Level 3 — unobservable inputs based on the best information available in the	Total Level 1			177,479,172
	circumstances, to the extent observable inputs are not available (including the	Level 2
	Fund’s own assumptions used in determining the fair value of investments)	Long-Term Investments:
	The inputs or methodology used for valuing securities are not necessarily an indica-	Capital Trusts			199,462,797
	tion of the risk associated with investing in those securities. For information about	Corporate Bonds			10,347,396
	the Fund’s policy regarding valuation of investments and other significant accounting	Preferred Stocks			36,044,445
	policies, please refer to Note 1 of the Notes to Financial Statements.	Trust Preferreds			477,570
		Total Level 2			246,332,208
Level 3
Long-Term Investments:
		Capital Trusts			2,271,150
		Corporate Bonds			266,121
		Preferred Stocks			13,800,000
		Total Level 3			16,337,271
		Total			$ 440,148,651
Other Financial
		Valuation Inputs		Instruments[1]
				Assets	Liabilities
		Level 1		$ 34,845	—
		Level 2		—	$ (337,904)
		Level 3		—	—
		Total		$ 34,845	$ (337,904)
[1] Other financial instruments are financial futures contracts and swaps. Financial futures contracts and swaps are valued at the unrealized appreciation/
depreciation on the instrument.
The following is a reconciliation of investments for unobservable inputs (Level 3) used in determining fair value:
Investments in Securities
		Capital	Corporate	Preferred
		Trusts	Bonds	Stocks	Total
	Balance, as of October 31, 2008	—	—	—	—
	Accrued discounts/premiums	—	—	—	—
	Realized gain (loss)	—	—	—	—
	Change in unrealized appreciation/depreciation	—	—	—	—
	Net purchases (sales)	—	—	—	—
	Net transfers in/out of Level 3	$ 2,271,150	$ 266,121	$ 13,800,000	$ 16,337,271
	Balance, as of October 31, 2009	$ 2,271,150	$ 266,121	$ 13,800,000	$ 16,337,271
See Notes to Financial Statements.
16	ANNUAL REPORT	OCTOBER 31, 2009

Schedule of Investments October 31, 2009			BlackRock Credit Allocation Income Trust III (BPP)
			(Percentages shown are based on Net Assets)
	Par			Par
Corporate Bonds	(000)	Value	Capital Trusts	(000)	Value
Commercial Banks — 0.5%			Insurance — 12.2%
RESPARCS Funding LP I, 8.00% (a)(b)(c)	$ 4,000	$ 1,000,000	AXA SA, 6.38% (a)(d)(e)	$ 7,150	$ 6,059,625
Containers & Packaging — 0.1%			The Allstate Corp., 6.50%, 5/15/57 (e)	6,350	5,429,250
Impress Holdings BV, 3.41%, 9/15/13 (d)(e)	240	228,300	Chubb Corp., 6.38%, 3/29/67 (e)(h)	900	816,750
			Genworth Financial, Inc., 6.15%, 11/15/66 (e)	1,475	988,250
Hotels, Restaurants & Leisure — 0.0%			Liberty Mutual Group, Inc., 10.75%, 6/15/88 (d)(e)	900	945,000
Greektown Holdings, LLC, 10.75%, 12/01/13 (b)(c)(d)	362	72,400	Lincoln National Corp., 7.00%, 5/17/66 (e)	900	738,000
Insurance — 5.2%			MetLife, Inc., 6.40%, 12/15/66	900	779,625
Kingsway America, Inc., 7.50%, 2/01/14	9,000	7,200,000	Nationwide Life Global Funding I, 6.75%, 5/15/67	900	682,141
QBE Insurance Group Ltd., 9.75%, 3/14/14 (d)	2,975	3,398,488	Progressive Corp., 6.70%, 6/15/67 (e)	900	788,352
			Reinsurance Group of America, 6.75%, 12/15/65 (e)	1,300	1,007,500
		10,598,488	The Travelers Cos., Inc., 6.25%, 3/15/67 (e)(h)	900	810,000
Machinery — 0.2%			White Mountains Re Group Ltd., 7.51% (a)(d)(e)	2,600	2,147,808
AGY Holding Corp., 11.00%, 11/15/14	460	374,900	ZFS Finance (USA) Trust IV, 5.88%, 5/09/32 (d)(e)	190	153,613
			ZFS Finance (USA) Trust V, 6.50%, 5/09/67 (d)(e)	2,209	1,789,290
Media — 1.7%
			Zenith National Insurance Capital Trust I,
CMP Susquehanna Corp., 4.75%, 5/15/14 (d)	9	180
			8.55%, 8/01/28 (d)	1,800	1,719,000
Comcast Holdings Corp., 2.00%, 11/15/29 (f)	110	3,089,285
Local Insight Regatta Hldgs, Inc., 11.00%, 12/01/17	700	343,000			24,854,204
		3,432,465	Multi-Utilities — 0.4%
			Puget Sound Energy, Inc., Series A, 6.97%, 6/01/67 (e)	925	809,301
Oil, Gas & Consumable Fuels — 0.0%
EXCO Resources, Inc., 7.25%, 1/15/11	75	74,625	Oil, Gas & Consumable Fuels — 0.4%
			TransCanada PipeLines Ltd., 6.35%, 5/15/67 (e)	900	837,716
Paper & Forest Products — 0.5%
International Paper Co., 8.70%, 6/15/38	900	1,037,019	Total Capital Trusts — 31.9%		65,062,367
Professional Services — 0.1%
FTI Consulting, Inc., 7.75%, 10/01/16	100	100,500
Specialty Retail — 0.0%			Preferred Stocks	Shares
Lazy Days’ R.V. Center, Inc., 11.75%, 5/15/12 (b)(c)	1,182	11,820
			Capital Markets — 0.0%
Total Corporate Bonds — 8.3%		16,930,517	Lehman Brothers Holdings Inc., Series D, 5.67% (b)(c)	31,100	9,641
			Commercial Banks — 8.6%
			Banesto Holdings, Ltd. Series A, 10.50% (d)	30,000	669,375
Preferred Securities			Barclays Bank Plc, 8.13%	100,000	2,355,000
			First Republic Preferred Capital Corp., 7.25%	117,045	2,130,219
Capital Trusts			HSBC USA, Inc., Series H, 6.50%	330,000	6,699,000
			Royal Bank of Scotland Group Plc, Series M, 6.40%	10,000	103,400
Building Products — 0.7%			Santander Finance Preferred SA Unipersonal 6.80%	38,500	1,053,360
C8 Capital SPV Ltd., 6.64% (a)(d)(e)	1,945	1,371,458	Union Planter Preferred Funding Corp., 7.75% (d)	60	4,550,625
Capital Markets — 3.9%					17,560,979
State Street Capital Trust III, 8.25% (a)(e)	1,385	1,396,952
			Diversified Financial Services — 2.3%
State Street Capital Trust IV, 1.30%, 6/01/67 (e)	9,675	6,491,006	ING Groep NV, 7.20%	70	1,225,885
		7,887,958	JPMorgan Chase & Co., Series E, 6.15%	75,000	3,531,750
Commercial Banks — 9.4%					4,757,635
Bank of Ireland Capital Funding II, LP, 5.57% (a)(d)(e)	854	375,760	Electric Utilities — 0.7%
Bank of Ireland Capital Funding III, LP, 6.11% (a)(d)(e)	1,471	647,240	Alabama Power Co., 6.50%	50,000	1,500,000
Barclays Bank Plc, 5.93% (a)(d)(e)	890	694,200
CBA Capital Trust I, 5.81% (a)(d)	5,000	4,550,000	Insurance — 15.9%
FCB/NC Capital Trust I, 8.05%, 3/01/28	1,100	936,369	Arch Capital Group Ltd., Series A, 8.00%	117,414	2,841,419
			Aspen Insurance Holdings Ltd., 7.40% (e)	115,000	2,334,500
Lloyds TSB Bank Plc, 6.90% (a)	4,399	3,343,240
			Endurance Specialty Holdings Ltd., Series A, 7.75%	172,400	3,775,560
NBP Capital Trust III, 7.38% (a)	2,000	1,485,000
			MetLife, Inc., Series B, 6.50%	314,500	6,834,085
National City Preferred Capital Trust I, 12.00% (a)(e)	600	686,718	PartnerRe Ltd., Series C, 6.75%	209,400	4,634,022
SMFG Preferred Capital USD 3 Ltd., 9.50% (a)(d)(e)	1,725	1,870,245	Prudential Plc, 6.50%	62,000	1,295,800
Santander Perpetual SA Unipersonal, 6.67%(a)(d)(e)	625	570,308	Prudential Plc, 6.50% (a)	6,000	4,875,000
SunTrust Preferred Capital I, 5.85% (a)(e)	303	197,708	RenaissanceRe Holding Ltd., Series D, 6.60%	210,000	4,328,100
Wells Fargo Capital XIII Series GMTN, 7.70% (a)(e)	1,700	1,581,000	Zurich RegCaPS Funding Trust, 6.58% (d)(e)	2,000	1,571,250
Westpac Capital Trust IV, 5.26% (a)(d)(e)	3,000	2,367,210
					32,489,736
		19,304,998
			Media — 0.0%
Diversified Financial Services — 4.5%			CMP Susquemanna Radio Holdings Corp.,
JPMorgan Chase Capital XXI, Series U,			0.00% (b)(d)(e)	2,052	—
1.23%, 2/02/37 (e)(g)	7,125	4,862,898
			Real Estate Investment Trusts (REITs) — 2.3%
JPMorgan Chase Capital XXIII, 1.44%, 5/15/77 (e)	6,190	4,359,834	BRE Properties, Inc., Series D, 6.75%	20,000	410,400
		9,222,732	Public Storage:
Electric Utilities — 0.4%			Series F, 6.45%	20,000	425,000
PPL Capital Funding, 6.70%, 3/30/67 (e)	900	774,000	Series M, 6.63%	35,000	750,750
			SunTrust Real Estate Investment Trust, 9.00% (d)	30	3,027,189
					4,613,339
See Notes to Financial Statements.			Total Preferred Stocks — 29.8%		60,931,330
ANNUAL REPORT			OCTOBER 31, 2009		17

Schedule of Investments (continued)						BlackRock Credit Allocation Income Trust III (BPP)
							(Percentages shown are based on Net Assets)
		Shares
Trust Preferreds		(000)	Value	Short-Term Securities					Shares	Value
Capital Markets — 1.2%				BlackRock Liquidity Funds, TempFund,
Structured Asset Trust Unit Repackagings:				Institutional Class, 0.18% (j)(k)					51,450,797	$ 51,450,797
Credit Suisse First Boston (USA), Inc., Debenture				Total Short-Term Securities
Backed, Series 2003-13, 6.25%, 7/15/32		11	$ 250,671	(Cost — $51,450,797) — 25.2%						51,450,797
Goldman Sachs Group, Inc., Debenture Backed,
Series 2003-06, 6.00%, 2/15/33		103	2,179,215	Total Investments (Cost — $256,459,826*) — 109.6%						223,807,066
				Other Assets Less Liabilities — 24.9%						50,753,074
			2,429,886	Preferred Shares, at Redemption Value — (34.5)%						(70,426,884)
Commercial Banks — 2.0%				Net Assets Applicable to Common Shares — 100.0%						$ 204,133,256
Mizuho Capital Investment 1 Ltd., 6.69% (a)(d)(e)		5,000	4,170,930
Diversified Financial Services — 0.1%				* The cost and unrealized appreciation (depreciation) of investments as of October 31,
PPLUS Trust Certificates, Series VAL-1 Class A,					2009, as computed for federal income tax purposes, were as follows:
7.25%, 4/15/32		11	263,407		Aggregate cost					$ 257,997,371
Food Products — 1.2%					Gross unrealized appreciation					$ 3,697,471
Corporate-Backed Trust Certificates, Kraft Foods, Inc.,					Gross unrealized depreciation					(37,887,776)
Debenture Backed, Series 2003-11,					Net unrealized depreciation				$ (34,190,305)
5.88%, 11/01/31		100	2,417,000
				(a) Security is perpetual in nature and has no stated maturity date.
Insurance — 1.1%
Everest Re Capital Trust, 6.20%, 3/29/34		30	597,330	(b) Non-income producing security.
Financial Security Assurance Holdings Ltd.,				(c) Issuer filed for bankruptcy and/or is in default of interest payments.
5.60%, 7/15/03		15	193,235	(d) Security exempt from registration under Rule 144A of the Securities Act of 1933.
The Phoenix Cos., Inc., 7.45%, 1/15/32		79	1,423,286		These securities may be resold in transactions exempt from registration to qualified
			2,213,851		institutional investors.
Media — 6.0%				(e) Variable rate security. Rate shown is as of report date.
Comcast Corp.:				(f) Convertible security.
7.00%, 9/15/55		50	1,210,942	(g) All or a portion of security held as collateral in connection with open financial
6.63%, 5/15/56		470	10,786,500		futures contracts.
Corporate-Backed Trust Certificates, News				(h) All or a portion of security held as collateral in connection with open reverse repur-
America Debenture Backed, Series 2002-9,					chase agreements.
8.13%, 12/01/45		7	169,606
				(i) Warrants entitle the Fund to purchase a predetermined number of shares of com-
			12,167,048		mon stock and are non-income producing. The purchase price and number of
Oil, Gas & Consumable Fuels — 1.8%					shares are subject to adjustment under certain conditions until the expiration date.
Nexen, Inc., 7.35%, 11/01/43		155	3,623,900	(j) Investments in companies considered to be an affiliate of the Fund, for purposes of
Wireless Telecommunication Services — 0.7%					Section 2(a)(3) of the Investment Company Act of 1940, were as follows:
Structured Repackaged Asset-Backed Trust Securities,									Net
Sprint Capital Corp., Debenture Backed, Series					Affiliate				Activity	Income
2004-2, 6.50%, 11/15/28		103	1,526,233
					BlackRock Liquidity Funds, TempFund,
Total Trust Preferreds — 14.1%			28,812,555		Institutional Class			$51,450,797		$127,321
Total Preferred Securities — 75.8%			154,805,952	(k) Represents the current yield as of report date.
				•	For Fund compliance purposes, the Fund’s industry classifications refer to any one
					or more of the industry sub-classifications used by one or more widely recognized
					market indexes or ratings group indexes, and/or as defined by Fund management.
Warrants (i)		Shares			This definition may not apply for purposes of this report, which may combine indus-
Media — 0.0%					try sub-classifications for reporting ease.
CMP Susquemanna Radio Holdings Corp.				•	Reverse repurchase agreements outstanding as of October 31, 2009 were as follows:
(expires 3/26/19) (d)		2,345	—			Interest	Trade	Maturity	Net Closing	Face
Total Warrants — 0.0%			—		Counterparty	Rate	Date	Date	Amount	Amount
					Barclays Bank Plc	0.75%	10/16/09	11/02/09 $13,239,375		$13,234,688
				•	Financial futures contracts purchased as of October 31, 2009 were as follows:
Investment Companies							Expiration		Notional	Unrealized
					Contracts	Issue	Date		Value	Appreciation
Ultra Short Real Estate Proshares		60,000	619,800
Total Investment Companies — 0.3%			619,800		14	30-Year U.S.
					Treasury Bond December 2009 $ 1,662,675					$ 19,513
Total Long Term Investments
(Cost — $205,009,029) — 84.4%			172,356,269	•	Credit default swaps on single-name issue — buy protection outstanding as of
					October 31, 2009 were as follows:
						Pay			Notional
						Fixed	Counter-		Amount	Unrealized
					Issuer	Rate	party	Expiration	(000)	Depreciation
					Nordstrom, Inc.	5.20%	Deutsche	June
							Bank AG	2014	$1,000	$ (168,952)
See Notes to Financial Statements.
18	ANNUAL REPORT					OCTOBER 31, 2009

Schedule of Investments (concluded)	BlackRock Credit Allocation Income Trust III (BPP)
• Fair Value Measurements — Various inputs are used in determining the fair value of	The following tables summarize the inputs used as of October 31, 2009 in deter-
investments, which are as follows:	mining the fair valuation of the Fund’s investments:
• Level 1 — price quotations in active markets/exchanges for identical assets				Investments in
and liabilities	Valuation Inputs			Securities
• Level 2 — other observable inputs (including, but not limited to: quoted prices				Assets
for similar assets or liabilities in markets that are active, quoted prices for iden-	Level 1
tical or similar assets or liabilities in markets that are not active, inputs other	Long-Term Investments:
than quoted prices that are observable for the assets or liabilities (such as	Preferred Stocks			$ 46,237,891
interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit	Trust Preferreds			24,448,090
risks and default rates) or other market-corroborated inputs)	Investment Companies			619,800
• Level 3 — unobservable inputs based on the best information available in the	Short-Term Securities			51,450,797
circumstances, to the extent observable inputs are not available (including the	Total Level 1			122,756,578
Fund’s own assumptions used in determining the fair value of investments)	Level 2
The inputs or methodology used for valuing securities are not necessarily an	Long-Term Investments:
indication of the risk associated with investing in those securities. For information	Corporate Bonds			16,918,517
about the Fund’s policy regarding valuation of investments and other significant	Capital Trusts			65,062,367
accounting policies, please refer to Note 1 of the Notes to Financial Statements.	Preferred Stocks			11,666,250
	Trust Preferreds			4,364,165
	Total Level 2			98,011,299
Level 3
Long-Term Investments:
	Corporate Bonds			12,000
	Preferred Stocks			3,027,189
	Total Level 3			3,039,189
	Total			$ 223,807,066
Other Financial
	Valuation Inputs		Instruments[1]
			Assets	Liabilities
	Level 1		$ 19,513	—
	Level 2		—	$ (168,952)
	Level 3		—	—
	Total		$ 19,513	$ (168,952)
[1] Other financial instruments are financial futures contracts and swaps.
Financial futures contracts and swaps are valued at the unrealized appreciation/depreciation on the instrument.
The following is a reconciliation of investments for unobservable inputs (Level 3) used in determining fair value:
Investments in Securities
		Corporate	Preferred
		Bonds	Stocks	Total
Balance, as of October 31, 2008		—	—	—
Accrued discounts/premiums		—	—	—
Realized gain (loss)		—	—	—
Change in unrealized appreciation/depreciation		—	—	—
Net purchases (sales)		—	—	—
Net transfers in/out of Level 3	$ 12,000		$ 3,027,189	$ 3,039,189
Balance, as of October 31, 2009	$ 12,000		$ 3,027,189	$ 3,039,189
See Notes to Financial Statements.
ANNUAL REPORT	OCTOBER 31, 2009			19

Schedule of Investments October 31, 2009				BlackRock Credit Allocation Income Trust IV (BTZ)
				(Percentages shown are based on Net Assets)
Common Stocks		Shares	Value	Common Stocks	Shares	Value
Aerospace & Defense — 0.1%				Diversified Financial Services — 0.3%
Honeywell International, Inc.		1,800	$ 64,602	Bank of America Corp.	36,800	$ 536,544
Lockheed Martin Corp.		3,800	261,402	JPMorgan Chase & Co.	21,100	881,347
Northrop Grumman Corp.		5,200	260,676	NYSE Euronext	9,100	235,235
United Technologies Corp.		1,800	110,610			1,653,126
			697,290	Diversified Telecommunication Services — 0.3%
Air Freight & Logistics — 0.1%				AT&T Inc.	38,887	998,229
United Parcel Service, Inc. Class B		8,800	472,384	CenturyTel, Inc.	4,339	140,844
Auto Components — 0.0%				Verizon Communications, Inc.	20,900	618,431
Johnson Controls, Inc.		3,700	88,504			1,757,504
Beverages — 0.2%				Electric Utilities — 0.1%
The Coca-Cola Co.		14,300	762,333	American Electric Power Co., Inc.	2,200	66,484
PepsiCo, Inc.		5,800	351,190	Duke Energy Corp.	20,200	319,564
			1,113,523	FirstEnergy Corp.	1,300	56,264
				Progress Energy, Inc.	5,400	202,662
Biotechnology — 0.2%				The Southern Co.	8,700	271,353
Amgen, Inc. (a)		6,900	370,737
Biogen Idec, Inc. (a)		2,500	105,325			916,327
Celgene Corp. (a)		3,500	178,675	Electrical Equipment — 0.1%
Genzyme Corp. (a)		1,700	86,020	Emerson Electric Co.	10,900	411,475
Gilead Sciences, Inc. (a)		7,100	302,105	Rockwell Automation, Inc.	5,400	221,130
			1,042,862			632,605
Capital Markets — 0.1%				Electronic Equipment, Instruments
Federated Investors, Inc. Class B		6,700	175,875	& Components — 0.0%
The Goldman Sachs Group, Inc.		1,360	231,431	Corning, Inc.	8,600	125,646
Morgan Stanley		3,000	96,360	Tyco Electronics Ltd.	5,200	110,500
			503,666			236,146
Chemicals — 0.2%				Energy Equipment & Services — 0.1%
Air Products & Chemicals, Inc.		900	69,417	National Oilwell Varco, Inc. (a)	5,600	229,544
E.I. du Pont de Nemours & Co.		14,800	470,936	Schlumberger Ltd.	5,500	342,100
Monsanto Co.		2,900	194,822	Smith International, Inc.	5,418	150,241
PPG Industries, Inc.		3,900	220,077			721,885
			955,252	Food & Staples Retailing — 0.2%
Commercial Banks — 0.8%				CVS Caremark Corp.	3,400	120,020
Citizens Banking Corp. (a)		6,406,596	3,856,771	SUPERVALU, Inc.	8,300	131,721
M&T Bank Corp.		4,200	263,970	SYSCO Corp.	9,600	253,920
Regions Financial Corp.		38,400	185,856	Wal-Mart Stores, Inc.	15,200	755,136
Wells Fargo & Co.		33,300	916,416	Walgreen Co.	6,400	242,112
			5,223,013			1,502,909
Commercial Services & Supplies — 0.1%				Food Products — 0.1%
Avery Dennison Corp.		7,900	281,635	Kraft Foods, Inc.	12,135	333,955
Pitney Bowes, Inc.		10,800	264,600	Sara Lee Corp.	20,200	228,058
Waste Management, Inc.		7,700	230,076			562,013
			776,311	Health Care Equipment & Supplies — 0.1%
Communications Equipment — 0.2%				Baxter International, Inc.	1,900	102,714
Cisco Systems, Inc. (a)		23,400	534,690	Becton Dickinson & Co.	3,400	232,424
Motorola, Inc.		34,800	298,236	Boston Scientific Corp. (a)	5,900	47,908
QUALCOMM, Inc.		8,900	368,549	Covidien Plc	5,200	219,024
			1,201,475	Medtronic, Inc.	2,000	71,400
Computers & Peripherals — 0.4%						673,470
Apple, Inc. (a)		6,000	1,131,000	Health Care Providers & Services — 0.1%
Dell, Inc. (a)		14,900	215,901	Aetna, Inc.	2,400	62,472
EMC Corp. (a)		13,900	228,933	Express Scripts, Inc. (a)	3,400	271,728
Hewlett-Packard Co.		8,800	417,648	Medco Health Solutions, Inc. (a)	4,300	241,316
International Business Machines Corp.		5,800	699,538	UnitedHealth Group, Inc.	2,400	62,280
			2,693,020	WellPoint, Inc. (a)	4,500	210,420
Distributors — 0.0%						848,216
Genuine Parts Co.		7,300	255,427	Hotels, Restaurants & Leisure — 0.1%
				McDonald’s Corp.	8,700	509,907
				Starwood Hotels & Resorts Worldwide, Inc.	12,300	357,438
						867,345
See Notes to Financial Statements.
20	ANNUAL REPORT			OCTOBER 31, 2009

Schedule of Investments (continued)			BlackRock Credit Allocation Income Trust IV (BTZ)
			(Percentages shown are based on Net Assets)
Common Stocks	Shares	Value	Common Stocks	Shares	Value
Household Durables — 0.2%			Multiline Retail — 0.1%
Black & Decker Corp.	5,700	$ 269,154	Macy's, Inc.	18,400	$ 323,288
Fortune Brands, Inc.	6,400	249,280	Oil, Gas & Consumable Fuels — 0.9%
KB Home	15,100	214,118	Anadarko Petroleum Corp.	5,000	304,650
Whirlpool Corp.	5,800	415,222	Apache Corp.	1,800	169,416
		1,147,774	Chevron Corp.	13,400	1,025,636
Household Products — 0.2%			ConocoPhillips	13,000	652,340
Clorox Co.	4,200	248,766	Exxon Mobil Corp.	27,800	1,992,426
The Procter & Gamble Co.	17,400	1,009,200	Hess Corp.	3,700	202,538
			Massey Energy Co.	5,400	157,086
		1,257,966	Occidental Petroleum Corp.	1,700	128,996
IT Services — 0.1%			Peabody Energy Corp.	5,500	217,745
Automatic Data Processing, Inc.	6,700	266,660	Southwestern Energy Co. (a)	5,500	239,690
Cognizant Technology Solutions Corp. (a)	3,400	131,410	Spectra Energy Corp.	14,700	281,064
MasterCard, Inc. Class A	409	89,579	XTO Energy, Inc.	6,900	286,764
Paychex, Inc.	9,700	275,577			5,658,351
		763,226	Paper & Forest Products — 0.1%
Industrial Conglomerates — 0.2%			MeadWestvaco Corp.	15,300	349,299
3M Co.	6,900	507,633	Weyerhaeuser Co.	5,600	203,504
General Electric Co.	43,400	618,884			552,803
Textron, Inc.	23,400	416,052
			Pharmaceuticals — 0.6%
		1,542,569	Abbott Laboratories	10,400	525,928
Insurance — 0.3%			Bristol-Myers Squibb Co.	17,800	388,040
Aflac, Inc.	10,600	439,794	Eli Lilly & Co.	9,900	336,699
The Allstate Corp.	8,700	257,259	Johnson & Johnson	17,900	1,056,995
Cincinnati Financial Corp.	8,500	215,560	Merck & Co., Inc.	16,000	494,880
Lincoln National Corp.	13,000	309,790	Pfizer, Inc. (b)	31,504	536,513
MetLife, Inc.	10,600	360,718	Schering-Plough Corp.	13,000	366,600
Principal Financial Group, Inc.	9,200	230,368			3,705,655
		1,813,489	Real Estate Investment Trusts (REITs) — 0.1%
Internet & Catalog Retail — 0.0%			AvalonBay Communities, Inc.	4,200	288,876
Amazon.com, Inc. (a)	810	96,236	Boston Properties, Inc.	4,300	261,311
Internet Software & Services — 0.2%			Public Storage	1,200	88,320
eBay, Inc. (a)	14,300	318,461	Vornado Realty Trust	4,978	296,490
Google, Inc. Class A (a)	1,160	621,899			934,997
Yahoo! Inc. (a)	9,600	152,640	Road & Rail — 0.0%
		1,093,000	Norfolk Southern Corp.	5,900	275,058
Leisure Equipment & Products — 0.0%			Semiconductors & Semiconductor Equipment — 0.2%
Mattel, Inc.	11,600	219,588	Applied Materials, Inc.	5,200	63,440
Life Sciences Tools & Services — 0.0%			Intel Corp.	40,700	777,777
Thermo Fisher Scientific, Inc. (a)	2,600	117,000	Linear Technology Corp.	7,900	204,452
			Microchip Technology, Inc.	8,900	213,244
Machinery — 0.1%			National Semiconductor Corp.	9,500	122,930
Caterpillar, Inc.	8,500	468,010	Texas Instruments, Inc.	9,300	218,085
Cummins, Inc.	4,200	180,852
Deere & Co.	2,800	127,540			1,599,928
		776,402	Software — 0.3%
			Autodesk, Inc. (a)	7,700	191,961
Media — 0.0%			Microsoft Corp.	46,100	1,278,353
Comcast Corp. Class A	6,900	100,050	Oracle Corp. (b)	21,000	443,100
The DIRECTV Group, Inc. (a)	6,400	168,320
					1,913,414
		268,370
			Specialty Retail — 0.2%
Metals & Mining — 0.1%			Home Depot, Inc.	18,100	454,129
Alcoa, Inc. (b)	24,500	304,290	Limited Brands, Inc.	16,100	283,360
Nucor Corp.	5,400	215,190	Staples, Inc.	12,300	266,910
		519,480			1,004,399
Multi-Utilities — 0.2%			Textiles, Apparel & Luxury Goods — 0.0%
Consolidated Edison, Inc.	5,400	219,672	VF Corp.	2,900	206,016
Dominion Resources, Inc.	2,200	74,998
Integrys Energy Group, Inc.	5,500	190,300	Thrifts & Mortgage Finance — 0.0%
Public Service Enterprise Group, Inc.	7,900	235,420	Hudson City Bancorp, Inc.	19,000	249,660
TECO Energy, Inc.	8,900	127,626
Xcel Energy, Inc.	10,400	196,144
		1,044,160
See Notes to Financial Statements.
ANNUAL REPORT			OCTOBER 31, 2009		21

Schedule of Investments (continued)				BlackRock Credit Allocation Income Trust IV (BTZ)
				(Percentages shown are based on Net Assets)
					Par
Common Stocks		Shares	Value	Capital Trusts	(000)	Value
Tobacco — 0.2%				Commercial Banks (concluded)
Altria Group, Inc. (b)		20,500	$ 371,255	Commonwealth Bank of Australia, 6.02% (d)(e)(g)	$ 20,000	$ 16,400,000
Philip Morris International, Inc.		16,600	786,176	HSBC Capital Funding LP/Jersey Channel Islands,
			1,157,431	10.18% (d)(e)(g)	7,000	8,330,000
				Lloyds Banking Group Plc, 6.66% (d)(e)(g)	10,000	6,500,000
Total Common Stocks — 8.2%			53,634,533	SMFG Preferred Capital USD 1 Ltd., 6.08% (d)(e)(g)	10,000	8,637,700
				SMFG Preferred Capital USD 3 Ltd., 9.50% (d)(e)(g)	3,850	4,174,170
				Santander Perpetual SA Unipersonal, 6.67%, (d)(e)(g)	1,300	1,186,241
		Par		Shinsei Finance II (Cayman) Ltd., 7.16% (d)(e)(g)	1,005	588,240
Corporate Bonds		(000)		Standard Chartered Bank, 7.014% (d)(e)(g)	5,000	4,550,000
Capital Markets — 0.0%				Wells Fargo & Co. Series K, 7.98% (d)(e)	12,985	12,157,206
Lehman Brothers Holdings, Inc. (a)(c):				Wells Fargo Capital XIII Series GMTN, 7.70% (d)(e)	3,900	3,627,000
3.95%, 11/10/09		$ 105	16,537			96,798,182
4.38%, 11/30/10		325	51,187	Diversified Financial Services — 3.6%
			67,724	JPMorgan Chase Capital XXI Series U,
Computers & Peripherals — 0.8%				1.23%, 2/02/37 (d)	12,875	8,787,342
International Business Machines Corp.,				JPMorgan Chase Capital XXIII, 1.44%, 5/15/77 (d)(f)	20,695	14,576,213
8.00%, 10/15/38		4,000	5,461,952			23,363,555
Diversified Financial Services — 1.2%				Electric Utilities — 0.5%
ING Groep NV, 5.78% (d)(e)(f)		10,000	7,300,000	PPL Capital Funding, 6.70%, 3/30/67 (d)	3,900	3,354,000
Stan IV Ltd., 2.74%, 7/20/11 (d)		283	240,550	Insurance — 9.7%
			7,540,550	AXA SA, 6.46% (d)(e)(g)	12,000	9,885,000
Insurance — 0.9%				The Allstate Corp., 6.50%, 5/15/57 (d)	8,675	7,417,125
QBE Insurance Group Ltd., 9.75%, 3/14/14 (g)		4,973	5,680,902	Chubb Corp., 6.38%, 3/29/67 (d)(f)	4,000	3,630,000
				Liberty Mutual Group, Inc., 10.75%, 6/15/88 (d)(g)	4,000	4,200,000
Metals & Mining — 0.0%				Lincoln National Corp., 7.00%, 5/17/66 (d)	4,255	3,489,100
Aleris International, Inc., 10.00%, 12/15/16 (a)(c)		5,000	43,750	MetLife, Inc., 6.40%, 12/15/66	4,550	3,941,437
Multi-Utilities — 1.5%				Nationwide Life Global Funding I, 6.75%, 5/15/67	4,000	3,031,740
Dominion Resources, Inc., 8.88%, 1/15/19		8,000	10,098,472	Progressive Corp., 6.70%, 6/15/67 (d)(f)	4,000	3,503,788
Paper & Forest Products — 0.6%				Reinsurance Group of America, 6.75%, 12/15/65 (d)(f)	15,000	11,625,000
International Paper Co., 8.70%, 6/15/38 (b)		3,100	3,571,953	Swiss Re Capital I LP, 6.854% (d)(e)(g)	3,000	2,310,000
				The Travelers Cos., Inc., 6.25%, 3/15/67 (d)(f)	4,000	3,600,000
Total Corporate Bonds — 5.0%			32,465,303	White Mountains Re Group Ltd., 7.506% (d)(e)(g)	4,400	3,634,752
				ZFS Finance (USA) Trust IV, 5.88%, 5/09/32 (d)(g)	599	484,286
				ZFS Finance (USA) Trust V, 6.50%, 5/09/67 (d)(g)	3,331	2,698,110
						63,450,338
Investment Companies		Shares
				Multi-Utilities — 0.2%
UltraShort Real Estate ProShares		150,000	1,549,500	Puget Sound Energy, Inc. Series A, 6.97%, 6/01/67 (d)	1,575	1,377,999
Total Investment Companies — 0.2%			1,549,500	Oil, Gas & Consumable Fuels — 1.2%
				Enterprise Products Operating LLC, 8.38%, 8/01/66 (d)	4,500	4,410,000
				TransCanada PipeLines Ltd., 6.35%, 5/15/67 (d)(f)	4,000	3,723,180
Preferred Securities						8,133,180
		Par		Real Estate Investment Trusts (REITs) — 1.6%
Capital Trusts		(000)		Sovereign Real Estate Investment Corp., 12.00% (g)	10,000	10,500,000
Building Products — 0.9%				Total Capital Trusts — 35.5%		232,306,446
C8 Capital SPV Ltd., 6.64% (d)(e)(g)		$ 3,160	2,228,179
C10 Capital SPV Ltd., 6.72% (d)(e)(g)		5,000	3,542,750
			5,770,929
Capital Markets — 3.0%				Preferred Stocks	Shares
Credit Suisse Guernsey Ltd., 5.86% (d)(e)		1,050	866,250	Commercial Banks — 4.8%
State Street Capital Trust III, 8.25% (d)(e)		1,740	1,755,016	HSBC USA, Inc. Series H, 6.50%	977,766	19,848,650
State Street Capital Trust IV, 1.30%, 6/01/67 (d)		25,245	16,936,997	Royal Bank of Scotland Group Plc Series M, 6.40%	15,000	155,100
			19,558,263	Santander Finance Preferred SA Unipersonal, 10.50%	419,881	11,487,944
Commercial Banks — 14.8%						31,491,694
BB&T Capital Trust IV, 6.82%, 6/12/77 (d)(f)		15,300	13,559,625	Diversified Financial Services — 2.0%
Bank of Ireland Capital Funding II, LP, 5.57% (d)(e)(g)		1,422	625,680	Cobank ACB, 7.00% (g)	150,000	5,235,945
Bank of Ireland Capital Funding III, LP, 6.11% (d)(e)(g)		9,153	4,027,320	ING Groep NV:
Barclays Bank Plc, (d)(e)(g):				6.13%	200,000	3,130,000
5.93%		4,000	3,120,000	7.05%	5,800	99,470
6.86%		11,500	9,315,000	7.20%	213,000	3,730,192
				7.38%	40,000	703,193
						12,898,800
See Notes to Financial Statements.
22	ANNUAL REPORT			OCTOBER 31, 2009

Schedule of Investments (continued)					BlackRock Credit Allocation Income Trust IV (BTZ)
						(Percentages shown are based on Net Assets)
Preferred Stocks	Shares	Value	Short-Term Securities					Shares	Value
Diversified Telecommunication Services — 0.1%			BlackRock Liquidity Funds, TempFund,
AT&T, Inc., 6.38%	30,000	$ 778,580	Institutional Class, 0.18% (h)(i)					267,832,781 $	267,832,781
Electric Utilities — 4.4%			Total Short-Term Securities
Alabama Power Co., 6.50%	100,000	3,000,000	(Cost — $267,832,781) — 40.9%						267,832,781
Entergy Louisiana LLC, 6.95%	40,000	3,743,482	Total Investments Before Outstanding Options Written
Interstate Power & Light Co. Series B, 8.38%	785,000	21,783,750	(Cost — $905,234,626*) — 125.7%						823,053,616
		28,527,232
Insurance — 9.1%
Aegon NV, 6.50%	400,000	6,496,000
Arch Capital Group Ltd.:			Options Written					Contracts
Series A, 8.00%	100,000	2,420,000	Exchange-Traded Call Options Written
Series B, 7.88%	160,000	3,788,800	S&P 500 Listed Option:
Aspen Insurance Holdings Ltd., 7.40% (d)	655,000	13,296,500		expiring 11/21/09 at USD 1,090				234	(113,490)
Axis Capital Holdings Ltd. Series B, 7.50% (d)	180,000	13,477,500		expiring 11/21/09 at USD 1,095				21	(7,770)
Endurance Specialty Holdings Ltd. Series A, 7.75%	369,000	8,081,100		expiring 11/21/09 at USD 1,110				145	(44,950)
PartnerRe Ltd. Series C, 6.75%	265,600	5,877,728
RenaissanceRe Holding Ltd. Series D, 6.60%	285,000	5,873,850	Total Options Written
			(Premiums Received — $828,039) — (0.0)%						(166,210)
		59,311,478
			Total Investments — 125.7%						822,887,406
Real Estate Investment Trusts (REITs) — 0.4%			Other Assets Less Liabilities — 9.6%						63,155,825
BRE Properties, Inc. Series D, 6.75%	30,000	615,600	Preferred Shares, at Redemption Value — (35.3)%						(231,044,104)
iStar Financial, Inc. Series I, 7.50%	55,000	385,000
Public Storage:			Net Assets Applicable to Common Shares — 100.0%					$ 654,999,127
Series F, 6.45%	30,000	637,500	* The cost and unrealized appreciation (depreciation) of investments as of October 31,
Series M, 6.63%	55,000	1,179,750		2009, as computed for federal income tax purposes, were as follows:
		2,817,850		Aggregate cost				$ 918,380,664
Wireless Telecommunication Services — 1.5%				Gross unrealized appreciation				$ 26,032,998
Centaur Funding Corp., 9.08% (g)	10,000	10,034,375		Gross unrealized depreciation					(121,360,046)
Total Preferred Stocks — 22.3%		145,860,009		Net unrealized depreciation				$ (95,327,048)
			(a) Non-income producing security.
	Shares		(b) All or a portion of the security has been pledged as collateral in connection with
Trust Preferreds	(000)			open financial futures contracts.
Capital Markets — 0.0%			(c) Issuer filed for bankruptcy and/or is in default of interest payments.
Credit Suisse Guernsey Ltd., 7.90% (e)	10	244,950	(d) Variable rate security. Rate shown is as of report date.
Commercial Banks — 3.4%			(e) Security is perpetual in nature and has no stated maturity date.
Kazkommerts Finance 2 BV, 9.20% (d)(e)	500	315,000
Mizuho Capital Investment 1 Ltd., 6.686% (d)(e)(g)	21,000	17,517,906	(f) All or a portion of the security has been pledged as collateral for open reverse
National City Preferred Trust I, 12% (d)(e)	3,713	4,249,640		repurchase agreements.
		22,082,546	(g) Security exempt from registration under Rule 144A of the Securities Act of 1933.
				These securities may be resold in transactions exempt from registration to qualified
Electric Utilities — 1.1%				institutional investors.
PPL Energy Supply LLC, 7.00%, 7/15/46	288	7,366,797
			(h) Investments in companies considered to be an affiliate of the Fund, for purposes of
Insurance — 1.9%				Section 2(a)(3) of the Investment Company Act of 1940, were as follows:
AON Corp., 8.21%, 1/01/27	4,000	3,960,000
Ace Capital Trust II, 9.70%, 4/01/30 (f)	4,000	4,420,912						Net
W.R. Berkley Capital Trust II, 6.75%, 7/26/45	171	3,807,443		Affiliate				Activity	Income
		12,188,355		BlackRock Liquidity Funds, TempFund,
Media — 6.8%				Institutional Class				$267,832,781	$ 479,886
Comcast Corp., 6.63%, 5/15/56	1,950	44,717,395
			(i) Represents the current yield as of report date.
Oil, Gas & Consumable Fuels — 0.4%			•	For Fund compliance purposes, the Fund’s industry classifications refer to any one
Nexen, Inc., 7.35%, 11/01/43	120	2,805,001
				or more of the industry sub-classifications used by one or more widely recognized
Total Trust Preferreds — 13.6%		89,405,044		market indexes or ratings group indexes, and/or as defined by Fund management.
Total Preferred Securities — 71.4%		467,571,499		This definition may not apply for purposes of this report, which may combine
Total Long-Term Investments				industry sub-classifications for reporting ease.
(Cost — $637,401,845) — 84.8%		555,220,835	•	Reverse repurchase agreements outstanding as of October 31, 2009 were as follows:
					Interest	Trade	Maturity	Net Closing	Face
				Counterparty	Rate	Date	Date	Amount	Amount
				Barclays
				Bank Plc	0.75%	10/16/09	11/16/09 $61,616,136		$61,576,368
See Notes to Financial Statements.
ANNUAL REPORT						OCTOBER 31, 2009			23

Schedule of Investments (concluded)							BlackRock Credit Allocation Income Trust IV (BTZ)
•	Financial futures contracts purchased as of October 31, 2009 were as follows:							Other Financial
							Valuation Inputs	Instruments[1]
						Unrealized
			Expiration		Notional	Appreciation		Assets	Liabilities
	Contracts	Issue	Date		Value	(Depreciation)	Level 1	$ 982,873	$ (311,644)
	422	10-Year US					Level 2	—	(675,809)
		Treasury Bond December 2009			$49,119,100	$ 934,090	Level 3	—	—
	35	30-Year US					Total	$ 982,873	$ (987,453)
		Treasury Bond	December 2009		$ 4,156,686	48,783
	161	S&P EMINI	December 2009		$ 8,461,085	(145,434)	[1] Other financial instruments are financial futures contracts, swaps and options.
	Total					$ 837,439	Financial futures contracts and swaps are valued at the unrealized appreciation/
							depreciation on the instrument and options are shown at market value.
•	Credit default swaps on single-name issue — buy protection oustanding as of
	October 31, 2009 were as follows:						The following is a reconciliation of investments for unobservable inputs (Level 3)
							used in determining fair value:
		Pay			Notional
		Fixed	Counter-		Amount	Unrealized			Investments in
	Issuer	Rate	party	Expiration (000)		Depreciation			Securities
	Nordstrom, Inc. 5.20%		Deutsche	June					Corporate Bonds
			Bank AG	2014	$4,000	$ (675,809)
							Balance, as of October 31, 2008		$ 268,850
•	Fair Value Measurements — Various inputs are used in determining the fair value of						Accrued discounts/premiums		—
	investments, which are as follows:						Realized gain (loss)		—
	• Level 1 — price quotations in active markets/exchanges for identical assets						Change in unrealized appreciation/depreciation[2]		(28,300)
	and liabiltiies						Net purchases (sales)		—
							Net transfers in/out of Level 3		—
	• Level 2 — other observable inputs (including, but not limited to: quoted prices for
	similar assets or liabilities in markets that are active, quoted prices for identical						Balance, as of October 31, 2009		$ 240,550
	or similar assets or liabilities in markets that are not active, inputs other than
							[2] Included in the related net change in unrealized appreciation/depreciation in
	quoted prices that are observable for the assets or liabilities (such as interest
	rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and						the Statements of Operations.
	default rates) or other market-corroborated inputs)
	• Level 3 — unobservable inputs based on the best information available in the
	circumstances, to the extent observable inputs are not available (including the
	Fund’s own assumptions used in determining the fair value of investments)
	The inputs or methodology used for valuing securities are not necessarily an indica-
	tion of the risk associated with investing in those securities. For information about
	the Fund’s policy regarding valuation of investments and other significant accounting
	policies, please refer to Note 1 of the Notes to Financial Statements.
	The following tables summarize the inputs used as of October 31, 2009 in
	determining the fair valuation of the Fund’s investments:
						Investments in
	Valuation Inputs					Securities
						Assets
	Level 1
	Long-Term Investments:
	Common Stocks					$53,634,533
	Investment Companies					1,549,500
	Preferred Stocks					113,368,707
	Trust Preferreds					58,941,586
	Short-Term Securities					267,832,781
	Total Level 1					495,327,107
	Level 2
	Corporate Bonds					32,224,753
	Capital Trusts					232,306,446
	Preferred Stocks					32,491,302
	Trust Preferreds					30,463,458
	Total Level 2					327,485,959
	Level 3
	Corporate Bonds					240,550
	Total				$ 823,053,616
See Notes to Financial Statements.
24			ANNUAL REPORT				OCTOBER 31, 2009

Schedule of Investments October 31, 2009			BlackRock Enhanced Capital and Income Fund, Inc. (CII)
			(Percentages shown are based on Net Assets)
Common Stocks	Shares	Value	Common Stocks	Shares	Value
Aerospace & Defense — 5.2%			Machinery — 1.5%
Honeywell International, Inc.	337,600	$ 12,116,464	Deere & Co.	207,286	$ 9,441,877
Northrop Grumman Corp.	192,800	9,665,064	Media — 5.3%
Raytheon Co.	226,000	10,233,280	Time Warner, Inc.	538,272	16,212,753
		32,014,808	Viacom, Inc. Class B (a)	418,424	11,544,318
Capital Markets — 5.9%			Walt Disney Co.	189,947	5,198,849
The Bank of New York Mellon Corp.	483,198	12,882,059			32,955,920
Invesco Ltd.	584,300	12,357,945	Metals & Mining — 1.4%
Morgan Stanley	353,613	11,358,050	Nucor Corp.	218,800	8,719,180
		36,598,054	Multi-Utilities — 1.4%
Chemicals — 1.8%			Dominion Resources, Inc.	256,500	8,744,085
E.I. du Pont de Nemours & Co.	353,100	11,235,642	Oil, Gas & Consumable Fuels — 8.1%
Commercial Banks — 1.4%			Anadarko Petroleum Corp.	84,117	5,125,249
Wells Fargo & Co.	316,600	8,712,832	Chevron Corp.	256,400	19,624,856
Communications Equipment — 1.0%			Exxon Mobil Corp.	247,100	17,709,657
Nokia Oyj — ADR	503,900	6,354,179	Peabody Energy Corp.	199,100	7,882,369
Computers & Peripherals — 4.5%					50,342,131
Hewlett-Packard Co.	286,092	13,577,926	Pharmaceuticals — 10.8%
International Business Machines Corp.	117,353	14,153,945	Bristol-Myers Squibb Co.	859,200	18,730,560
		27,731,871	Eli Lilly & Co.	263,500	8,961,635
			Johnson & Johnson	143,454	8,470,959
Diversified Financial Services — 3.4%			Pfizer, Inc.	681,599	11,607,622
JPMorgan Chase & Co.	501,939	20,965,992	Schering-Plough Corp.	676,900	19,088,580
Diversified Telecommunication Services — 6.3%					66,859,356
AT&T Inc.	459,400	11,792,798
Qwest Communications International Inc.	3,573,701	12,829,587	Semiconductors & Semiconductor
Verizon Communications, Inc.	494,300	14,626,337	Equipment — 10.0%
			Analog Devices, Inc.	500,100	12,817,563
		39,248,722	Intel Corp.	501,078	9,575,601
Electric Utilities — 2.5%			LSI Corp. (a)	3,895,920	19,947,110
FPL Group, Inc.	152,044	7,465,360	Maxim Integrated Products, Inc.	655,500	10,927,185
The Southern Co.	261,029	8,141,495	Micron Technology, Inc. (a)	1,233,100	8,372,749
		15,606,855			61,640,208
Electrical Equipment — 0.9%			Software — 1.0%
Emerson Electric Co.	143,000	5,398,250	Microsoft Corp.	215,414	5,973,430
Energy Equipment & Services — 2.1%			Specialty Retail — 1.0%
Halliburton Co.	441,089	12,884,210	Home Depot, Inc.	242,200	6,076,798
Food & Staples Retailing — 1.1%			Total Long-Term Investments
Walgreen Co.	180,400	6,824,532	(Cost — $664,851,097) — 97.7%		604,104,432
Food Products — 7.3%
General Mills, Inc.	209,371	13,801,736
Kraft Foods, Inc.	594,200	16,352,384
Unilever NV — ADR	481,632	14,877,612	Short-Term Securities
		45,031,732	Money Market Funds — 4.0%
Health Care Equipment & Supplies — 1.3%			BlackRock Liquidity Funds, TempFund,
Covidien Plc	193,800	8,162,856	Institutional Class, 0.18% (b)(c)	24,567,455	24,567,455
Household Products — 3.4%				Par
Clorox Co.	54,557	3,231,411		(000)
Kimberly-Clark Corp.	287,700	17,595,732	Time Deposits — 0.0%
		20,827,143	Brown Brothers Harriman & Co., 0.03%, 11/02/09	$ 217	217,283
Industrial Conglomerates — 1.3%			Total Short-Term Securities
Tyco International Ltd.	230,500	7,733,275	(Cost — $24,784,738) — 4.0%		24,784,738
Insurance — 7.8%			Total Investments Before Outstanding Options Written
ACE Ltd.	185,500	9,527,280	(Cost — $689,635,835*) — 101.7%		628,889,170
MetLife, Inc.	257,825	8,773,785
Prudential Financial, Inc.	118,300	5,350,709
The Travelers Cos., Inc.	489,430	24,368,720
		48,020,494
See Notes to Financial Statements.
ANNUAL REPORT			OCTOBER 31, 2009		25

Schedule of Investments (continued)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)
(Percentages shown are based on Net Assets)
Options Written	Contracts	Value	Options Written	Contracts	Value
Exchange-Traded Call Options Written	Exchange-Traded Call Options Written (concluded)
ACE Ltd.:	Raytheon Co.:
expiring 11/21/09 at USD 55	100	$ (2,000)	expiring 11/21/09 at USD 46	900	$ (72,000)
expiring 12/19/09 at USD 55	550	(39,875)	expiring 12/19/09 at USD 48	395	(25,675)
AT&T Inc., expiring 1/16/10 at USD 27	250	(13,500)	Schering-Plough Corp.:
Anadarko Petroleum Corp.:	expiring 12/19/09 at USD 29	2,300	(109,250)
expiring 11/21/09 at USD 60	425	(148,750)	expiring 12/19/09 at USD 30	1,425	(32,063)
expiring 12/19/09 at USD 70	40	(5,000)	Time Warner, Inc.:
Analog Devices, Inc., expiring 12/19/09 at USD 30	100	(1,750)	expiring 12/19/09 at USD 32	2,700	(209,250)
The Bank of New York Mellon Corp.:	expiring 1/16/10 at USD 33	250	(20,000)
expiring 12/19/09 at USD 30	1,500	(75,000)	The Travelers Cos., Inc.:
expiring 12/19/09 at USD 31	190	(5,700)	expiring 11/21/09 at USD 50	1,000	(137,500)
Bristol-Myers Squibb Co.:	expiring 12/19/09 at USD 50	465	(95,325)
expiring 11/21/09 at USD 23	430	(5,375)	expiring 12/19/09 at USD 55	250	(11,250)
expiring 12/19/09 at USD 23	2,470	(75,335)	Tyco International Ltd., expiring 12/19/09 at USD 36	820	(45,100)
Clorox Co., expiring 1/16/10 at USD 60	410	(79,950)	Unilever NV — ADR, expiring 12/19/09 at USD 30	1,700	(289,000)
Covidien Plc, expiring 11/21/09 at USD 42.50	100	(12,750)	Verizon Communications, Inc.:
Deere & Co., expiring 12/19/09 at USD 49	1,550	(251,875)	expiring 11/21/09 at USD 29	1,250	(126,250)
Dominion Resources, Inc.,	expiring 12/19/09 at USD 30	1,250	(95,624)
expiring 11/21/09 at USD 35	630	(15,750)	expiring 12/19/09 at USD 31	250	(9,750)
expiring 1/16/10 at USD 35	400	(27,000)	Viacom, Inc. Class B:
Eli Lilly & Co.:	expiring 11/21/09 at USD 30	1,060	(31,800)
expiring 11/21/09 at USD 35	130	(3,250)	expiring 12/19/09 at USD 30	1,035	(72,450)
expiring 12/19/09 at USD 35	800	(44,000)	Walgreen Co., expiring 12/19/09 at USD 41	630	(20,474)
Emerson Electric Co.:	Walt Disney Co., expiring 12/19/09 at USD 31	400	(10,000)
expiring 11/21/09 at USD 41	210	(3,675)	Total Exchange-Traded Call Options Written	(4,359,940)
expiring 12/19/09 at USD 41	290	(13,050)	Over-the-Counter Call Options Written
Exxon Mobil Corp., expiring 11/21/09 at USD 75	1,850	(70,300)	AT&T Inc.:
FPL Group, Inc., expiring 11/21/09 at USD 55	470	(3,525)	expiring 12/15/09 at USD 26.60, Broker UBS AG	2,000	(73,008)
General Mills, Inc.:	expiring 12/18/09 at USD 27, Broker Morgan
expiring 11/21/09 at USD 65	515	(90,125)	Stanley Capitial Services, Inc.	270	(6,589)
expiring 12/19/09 at USD 65	815	(207,825)	Analog Devices, Inc., expiring 11/30/09 at USD 28.39,
Halliburton Co., expiring 11/21/09 at USD 32	2,400	(74,400)	Broker Citibank NA	1,650	(27,042)
Hewlett-Packard Co.:	Bristol-Myers Squibb Co., expiring 11/13/09
expiring 12/19/09 at USD 48	790	(144,175)	at USD 23.20, Broker Credit Suisse International	1,825	(6,209)
expiring 12/19/09 at USD 50	285	(28,500)	Chevron Corp.:
expiring 1/16/10 at USD 50	600	(85,500)	expiring 11/30/09 at USD 79.18, Broker UBS AG	1,170	(134,217)
Home Depot, Inc., expiring 12/19/09 at USD 28	1,815	(43,560)	expiring 12/23/09 at USD 79.45, Broker UBS AG	750	(125,320)
Honeywell International, Inc.,	Covidien Plc, expiring 11/13/09 at USD 42.39,
expiring 12/19/09 at USD 39	1,000	(45,000)	Broker Credit Suisse International	580	(41,089)
expiring 12/19/09 at USD 40	160	(4,800)	Dominion Resources, Inc., expiring 12/11/09
Intel Corp., expiring 12/19/09 at USD 21	2,750	(63,250)	at USD 35.48, Broker UBS AG	900	(22,723)
International Business Machines Corp.,	E.I. du Pont de Nemours & Co., expiring 12/23/09
expiring 12/19/09 at USD 125	645	(153,188)	at USD 34.87, Broker UBS AG	2,655	(148,622)
Invesco Ltd., expiring 12/19/09 at USD 25	280	(7,700)	FPL Group, Inc., expiring 11/17/09 at USD 55.96,
JPMorgan Chase & Co., expiring 12/19/09 at USD 48	2,000	(125,000)	Broker Credit Suisse International	450	(438)
Kimberly-Clark Corp.:	General Mills, Inc., expiring 11/20/09 at USD 65.50,
expiring 11/21/09 at USD 60	710	(136,675)	Broker UBS AG	240	(30,762)
expiring 11/24/09 at USD 59	730	(182,418)	Honeywell International, Inc., expiring 11/20/09
expiring 1/16/10 at USD 65	100	(6,000)	at USD 38.50, Broker Credit Suisse International	640	(10,045)
Kraft Foods, Inc., expiring 12/19/09 at USD 28	1,485	(111,375)	Invesco Ltd., expiring 1/06/10 at USD 22.68,
Maxim Integrated Products, Inc., expiring 11/21/09	Broker Morgan Stanley Capital Services, Inc.	1,470	(132,869)
at USD 20	300	(3,000)	Johnson & Johnson:
MetLife, Inc., expiring 11/21/09 at USD 39	900	(24,750)	expiring 12/15/09 at USD 60.96, Broker Morgan
Microsoft Corp., expiring 12/19/09 at USD 27	535	(78,378)	Stanley Capital Services, Inc.	245	(11,574)
Micron Technology, Inc., expiring 12/19/09 at USD 9	3,700	(27,750)	expiring 12/23/09 at USD 61.98, Broker Credit
Morgan Stanley, expiring 12/19/09 at USD 35	1,240	(127,100)	Suisse International	585	(25,053)
Nokia Oyj — ADR:	expiring 1/04/10 at USD 62, Broker Bank of America	245	(15,384)
expiring 11/21/09 at USD 14	750	(5,625)	Kraft Foods, Inc., expiring 12/07/09 at USD 26.85,
expiring 12/19/09 at USD 14	1,000	(27,500)	Broker Goldman Sachs Bank USA	1,770	(193,797)
Nucor Corp., expiring 11/21/09 at USD 48	650	(6,500)
Peabody Energy Corp., expiring 11/21/09 at USD 42	700	(70,000)
Pfizer, Inc., expiring 12/19/09 at USD 18	5,110	(153,300)
Prudential Financial, Inc.:
expiring 11/21/09 at USD 55	355	(8,875)
expiring 12/19/09 at USD 55	100	(7,500)
See Notes to Financial Statements.
26	ANNUAL REPORT	OCTOBER 31, 2009

Schedule of Investments (concluded)				BlackRock Enhanced Capital and Income Fund, Inc. (CII)
				(Percentages shown are based on Net Assets)
Options Written	Contracts	Value
Over-the-Counter Call Options Written (concluded)			•	Fair Value Measurements — Various inputs are used in determining the fair value of
LSI Corp.:				investments, which are as follows:
expiring 11/13/09 at USD 5.63, Broker Morgan				• Level 1 — price quotations in active markets/exchanges for identical assets
Stanley Capital Services, Inc.	2,000	$ (7,826)
				and liabilities
expiring 12/23/09 at USD 5.93, Broker Morgan
Stanley Capital Services, Inc.	9,600	(94,118)		• Level 2 — other observable inputs (including, but not limited to: quoted prices
expiring 1/08/10 at USD 5.56, Broker Morgan				for similar assets or liabilities in markets that are active, quoted prices for identi-
Stanley Capital Services, Inc.	2,000	(49,728)		cal or similar assets or liabilities in markets that are not active, inputs other than
Maxim Integrated Products, Inc.:				quoted prices that are observable for the assets or liabilities (such as interest
expiring 12/23/09 at USD 19.06, Broker Morgan				rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks
Stanley Capital Services, Inc.	1,292	(16,127)		and default rates) or other market-corroborated inputs)
expiring 1/08/10 at USD 19.25, Broker Morgan				• Level 3 — unobservable inputs based on the best information available in the
Stanley Capital Services, Inc.	2,000	(41,582)		circumstances, to the extent observable inputs are not available (including the
Microsoft Corp., expiring 11/06/09 at USD 25,				Fund’s own assumptions used in determining the fair value of investments)
Broker Deutshe Bank AG	1,080	(294,840)
				The inputs or methodology used for valuing securities are not necessarily an indica-
Northrop Grumman Corp., expiring 12/23/09
				tion of the risk associated with investing in those securities. For information about
at USD 51.94, Broker Citibank NA	1,445	(166,533)
				the Fund’s policy regarding valuation of investments and other significant accounting
Qwest Communications International Inc.,
				policies, please refer to Note 1 of the Notes to Financial Statements.
expiring 1/06/10 at USD 3.66, Broker Credit
Suisse International	12,500	(217,713)		The following tables summarize the inputs used as of October 31, 2009 in deter-
The Southern Co., expiring 12/23/09 at USD 32.76,				mining the fair valuation of the Fund’s investments:
Broker Citibank NA	1,950	(56,560)
Walt Disney Co., expiring 11/09/09 at USD 28.50,					Investments in
Broker Morgan Stanley Capital Services, Inc.	640	(14,400)		Valuation Inputs	Securities
Wells Fargo & Co.,					Assets
expiring 11/20/09 at USD 30.75, Broker Deutsche				Level 1
Bank AG	1,390	(31,570)		Long-Term Investments[1]	$604,104,432
expiring 12/23/09 at USD 31.50, Broker Credit				Short-Term Securities	24,567,455
Suisse International	350	(21,468)
				Total Level 1	628,671,887
Total Over-the-Counter Call Options Written		(2,017,206)
				Level 2 — Short-Term Securities	217,283
Total Options Written
(Premiums Received — $9,193,459) — (1.0)%		(6,377,146)		Level 3	—
Total Investments, Net of Outstanding Options Written — 100.7%		622,512,024		Total	$628,889,170
Liabilities in Excess of Other Assets — (0.7)%		(4,050,310)		[1]	See above Schedule of Investments for values in each industry.
Net Assets — 100.0%		$618,461,714
					Other Financial
* The cost and unrealized appreciation (depreciation) of investments as of October 31,				Valuation Inputs	Instruments[2]
2009, as computed for federal income tax purposes, were as follows:					Liabilities
Aggregate cost		$ 715,152,338		Level 1	$ (4,359,940)
Gross unrealized appreciation		$ 6,130,287		Level 2	(2,017,206)
Gross unrealized depreciation		(92,393,455)		Level 3	—
Net unrealized depreciation		$ (86,263,168)		Total	$ (6,377,146)
(a) Non-income producing security.				[2]	Other financial instruments are options, which are shown at market value.
(b) Investments in companies considered to be an affiliate of the Fund, for purposes of
Section 2(a)(3) of the Investment Company Act of 1940, were as follows:
	Net
Affiliate	Activity	Income
BlackRock Liquidity Funds, TempFund,
Institutional Class	$24,567,455	$ 25,743
BlackRock Liquidity Series, LLC
Cash Sweep Series	$(2,450,990)	$117,920
(c) Represents the current yield as of report date.
• For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management.
This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.
See Notes to Financial Statements.
ANNUAL REPORT				OCTOBER 31, 2009	27

Schedule of Investments October 31, 2009					BlackRock Floating Rate Income Trust (BGT)
					(Percentages shown are based on Net Assets)
							Par
Common Stocks			Shares	Value	Corporate Bonds		(000)	Value
Chemicals — 0.0%					Energy Equipment & Services — 0.0%
British Vita Holding Co. (a)(b)			166	$ 977	Compagnie Generale de Geophysique-Veritas:
Commercial Services & Supplies — 0.0%					7.50%, 5/15/15	USD	70	$ 69,475
Sirva (b)			554	5,540	7.75%, 5/15/17		50	49,500
Construction & Engineering — 0.0%								118,975
USI United Subcontractors (b)			7,639	99,305	Food & Staples Retailing — 0.1%
Metals & Mining — 0.0%					Duane Reade, Inc., 11.75%, 8/01/15 (a)		240	255,600
Euramax International (b)			1,135	12,203	Food Products — 0.2%
Paper & Forest Products — 0.1%					Smithfield Foods, Inc., 10.00%, 7/15/14 (a)		700	735,000
Ainsworth Lumber Co. Ltd. (b)			55,855	90,850	Health Care Equipment & Supplies — 0.2%
Ainsworth Lumber Co. Ltd. (a)(b)			62,685	102,419	DJO Finance LLC, 10.88%, 11/15/14		635	661,987
				193,269	Health Care Providers & Services — 0.4%
Total Common Stocks — 0.1%				311,294	DaVita, Inc., 6.63%, 3/15/13		1,070	1,053,950
					Tenet Healthcare Corp. (a):
					9.00%, 5/01/15		95	100,462
					10.00%, 5/01/18		35	38,587
			Par
Corporate Bonds			(000)					1,192,999
Air Freight & Logistics — 0.0%					Hotels, Restaurants & Leisure — 0.1%
Park-Ohio Industries, Inc., 8.38%, 11/15/14		USD	125	98,125	American Real Estate Partners LP, 7.13%, 2/15/13		140	137,550
					Greektown Holdings, LLC, 10.75%, 12/01/13 (a)(b)(d)		122	24,400
Auto Components — 0.0%
Delphi International Holdings Unsecured,								161,950
12.00%, 10/06/14			39	37,992	Household Durables — 0.5%
The Goodyear Tire & Rubber Co., 5.01%, 12/01/09 (c)			60	60,000	Beazer Homes USA, Inc., 12.00%, 10/15/17 (a)		1,500	1,575,000
Lear Corp., 8.75%, 12/01/16 (b)(d)			30	20,400	Berkline/BenchCraft, LLC, 4.50%, 11/03/12 (b)(d)(e)		400	—
				118,392				1,575,000
Building Products — 0.0%					IT Services — 0.2%
CPG International I, Inc., 10.50%, 7/01/13			90	76,500	SunGard Data Systems, Inc., 4.88%, 1/15/14		763	686,700
Capital Markets — 0.6%					Independent Power Producers & Energy Traders — 1.6%
E*Trade Financial Corp. (a):					AES Ironwood LLC, 8.86%, 11/30/25		82	78,071
12.50%, 11/30/17 (e)			138	153,180	Calpine Construction Finance Co. LP,
3.34%, 8/31/19 (f)(g)			439	629,416	8.00%, 6/01/16 (a)		2,580	2,618,700
Marsico Parent Co., LLC, 10.63%, 1/15/16 (a)			1,501	915,610	NRG Energy, Inc., 7.25%, 2/01/14		2,200	2,183,500
Marsico Parent Holdco, LLC, 12.50%, 7/15/16 (a)(e)			645	145,226				4,880,271
Marsico Parent Superholdco, LLC,
14.50%, 1/15/18 (a)(e)			445	100,213	Machinery — 0.1%
					Sunstate Equipment Co. LLC, 10.50%, 4/01/13 (a)		210	161,700
				1,943,645	Synventive Molding Solutions Sub-Series A,
Chemicals — 0.3%					14.00%, 1/14/11 (e)		986	246,504
American Pacific Corp., 9.00%, 2/01/15			125	116,250				408,204
Ames True Temper, Inc., 4.28%, 1/15/12 (c)			1,100	968,000
					Media — 1.0%
				1,084,250	Affinion Group, Inc., 10.13%, 10/15/13		50	51,250
Commercial Banks — 4.1%					CSC Holdings, Inc., 8.50%, 4/15/14 (a)		550	580,937
SNS Bank NV Series EMTN, 2.88%, 1/30/12		EUR	8,500	12,711,922	Charter Communications Holdings II, LLC (b)(d):
Commercial Services & Supplies — 0.3%					10.25%, 9/15/10		260	314,600
DI Finance Series B, 9.50%, 2/15/13		USD	307	313,140	Series B, 10.25%, 9/15/10		45	54,225
The Geo Group, Inc., 7.75%, 10/15/17 (a)			675	685,125	Charter Communications Operating, LLC,
					10.00%, 4/30/12 (a)(b)(d)		210	213,150
				998,265	EchoStar DBS Corp.:
Containers & Packaging — 0.1%					7.00%, 10/01/13		158	158,000
Berry Plastics Corp., 4.17%, 9/15/14 (c)			300	236,250	7.13%, 2/01/16		230	230,000
Impress Holdings BV, 3.41%, 9/15/13 (a)(c)			150	142,687	Local Insight Regatta Holdings, Inc., 11.00%, 12/01/17		770	377,300
				378,937	Nielsen Finance LLC, 10.00%, 8/01/14		400	412,000
					Rainbow National Services LLC, 8.75%, 9/01/12 (a)		750	761,250
Diversified Financial Services — 0.1%
FCE Bank Plc, 7.13%, 1/16/12		EUR	200	282,556				3,152,712
Diversified Telecommunication Services — 1.8%					Metals & Mining — 0.2%
PAETEC Holding Corp., 8.88%, 6/30/17 (a)		USD	700	693,000	Foundation PA Coal Co., 7.25%, 8/01/14		505	506,894
Qwest Corp., 8.38%, 5/01/16 (a)			1,840	1,899,800	Oil, Gas & Consumable Fuels — 5.4%
Telefonica Emisiones SAU, 5.43%, 2/03/14		EUR	2,000	3,164,192	Gazprom OAO, 9.63%, 3/01/13		11,530	12,770,628
				5,756,992	Repsol International Finance BV, 6.50%, 3/27/14	EUR	1,500	2,444,048
					SandRidge Energy, Inc., 3.91%, 4/01/14 (c)	USD	1,400	1,239,308
					Whiting Petroleum Corp., 7.25%, 5/01/13		300	300,375
								16,754,359
See Notes to Financial Statements.
28	ANNUAL REPORT				OCTOBER 31, 2009

Schedule of Investments (continued)				BlackRock Floating Rate Income Trust (BGT)
				(Percentages shown are based on Net Assets)
		Par				Par
Corporate Bonds		(000)	Value	Floating Rate Loan Interests (c)		(000)	Value
Paper & Forest Products — 2.4%				Beverages (concluded)
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (a)(e)	USD	482 $	275,858	Le-Nature’s, Inc., Tranche B Term Loan,
NewPage Corp.:				9.50%, 3/01/11 (b)(d)	USD	1,000 $	390,000
6.53%, 5/01/12 (c)		1,500	960,000	Orangina SA:
11.38%, 12/31/14 (a)		5,470	5,456,325	Term Loan B2, 2.61%, 12/31/13	EUR	559	801,916
Verso Paper Holdings LLC Series B, 4.03%, 8/01/14 (c)		1,215	795,825	Term Loan C2, 3.61%, 12/31/14		534	765,047
			7,488,008				4,443,353
Pharmaceuticals — 0.5%				Building Products — 1.9%
Angiotech Pharmaceuticals, Inc., 4.11%, 12/01/13 (c)		1,750	1,452,500	Building Materials Corp. of America, Term Loan
Real Estate Investment Trusts (REITs) — 1.4%				Advance, 3.00%, 2/22/14	USD	2,679	2,460,208
Rouse Co. LP, 5.38%, 11/26/13 (b)(d)		4,835	4,254,800	Custom Building Products, Inc., Loan (Second Lien),
				10.75%, 4/20/12		1,500	1,421,250
Specialty Retail — 0.1%				Goodman Global Holdings Term Loan B,
General Nutrition Centers, Inc., 5.18%, 3/15/14 (c)(e)		500	446,250	6.25%, 2/13/14		900	900,675
Lazy Days’ R.V. Center, Inc., 11.75%, 5/15/12 (b)(d)		375	3,750	Momentive Performance Materials (Blitz 06-103
			450,000	GMBH), Tranche B-1 Term Loan, 2.50%, 12/04/13		1,218	1,007,952
Textiles, Apparel & Luxury Goods — 0.6%				United Subcontractors, Inc., First Lien Term Loan,
Levi Strauss & Co., 8.63%, 4/01/13	EUR	1,300	1,894,012	1.79%, 6/30/15		179	152,293
Tobacco — 1.4%							5,942,378
Imperial Tobacco Finance Plc, 4.38%, 11/22/13		1,500	2,238,020	Capital Markets — 0.4%
Reynolds American, Inc., 7.63%, 6/01/16	USD	2,000	2,154,312	Marsico Parent Co., LLC, Term Loan,
			4,392,332	5.00% – 5.06%, 12/15/14		458	309,239
				Nuveen Investments, Inc., First Lien Term Loan,
Wireless Telecommunication Services — 1.3%				3.28%, 11/13/14		1,174	1,009,334
Cricket Communications, Inc., 7.75%, 5/15/16 (a)		3,000	2,992,500
iPCS, Inc., 2.41%, 5/01/13 (c)		1,155	1,010,625				1,318,573
			4,003,125	Chemicals — 8.0%
				Ashland Inc., Term B Borrowing, 7.65%, 5/13/14		1,071	1,085,440
Total Corporate Bonds — 25.0%			78,475,012	Brenntag AG, Second Lien Term Loan,
				4.25%, 7/17/15		1,000	937,500
				Brenntag Holding GmbH & Co. KG:
				Acquisition Facility 1, 2.25% – 2.99%, 1/20/14		384	363,650
Floating Rate Loan Interests (c)				Acquisition Facility 2, 3.21%, 1/20/14	EUR	443	616,722
Aerospace & Defense — 1.1%				Facility B2, 2.25%, 1/20/14	USD	1,572	1,489,371
Avio SpA, Dollar Mezzanine Term Loan,				Facility B6A and B6B, 3.02%, 1/20/14	EUR	489	689,643
4.24%, 12/13/16		1,062	806,784	Cognis GmbH:
Hawker Beechcraft Acquisition Co. LLC:				Facility A, 2.77%, 11/17/13		803	1,068,996
Credit Linked Deposit, 0.18%, 3/26/14		163	127,717	Facility B (French), 2.77%, 11/16/13		197	261,795
Term Loan, 2.24% – 2.28%, 3/26/14		2,750	2,158,412	ElectricInvest Holding Co. Ltd. (Viridian Group Plc),
IAP Worldwide Services, Inc., Term Loan (First-Lien),				Junior Term Facility:
9.25%, 12/30/12 (e)		232	193,722	4.93%, 12/20/12		1,787	2,025,325
				5.01%, 12/21/12	GBP	1,800	2,274,779
			3,286,635	Huish Detergents Inc.:
Airlines — 0.3%				Loan (Second Lien), 4.50%, 10/26/14	USD	750	710,625
US Airways Group, Inc., Loan, 2.78%, 3/21/14		1,460	965,425	Tranche B Term Loan, 2.00%, 4/26/14		1,725	1,650,055
Auto Components — 2.7%				Ineos US Finance LLC, Term A4 Facility,
Allison Transmission, Inc., Term Loan,				7.00%, 12/14/12		1,236	1,091,535
3.00% – 3.04%, 8/07/14		5,778	5,166,397	Matrix Acquisition Corp. (MacDermid, Inc.), Tranche C
Dana Holding Corp., Term Advance, 7.25%, 1/31/15		2,874	2,532,390	Term Loan, 2.64%, 12/15/13	EUR	1,616	1,839,021
Dayco Products LLC — (Mark IV Industries, Inc.):				Nalco Co., Term Loan, 6.50%, 5/13/16	USD	1,891	1,918,858
Replacement Term B Loan, 8.75%, 6/21/11 (b)(d)		853	382,583	PQ Corp. (fka Niagara Acquisition, Inc.):
US Lien Term Loan, 8.50%, 5/01/10		101	100,806	Loan (Second Lien), 6.75%, 7/30/15		2,250	1,839,375
US Term Loan, 8.50%, 6/01/11		20	10,081	Term Loan (First Lien), 3.50% – 3.54%, 7/30/14		2,716	2,411,475
GPX International Tire Corp. (b)(d):				Rockwood Specialties Group, Inc., Tranche H Term Loan,
Amendment Fee, 12.00%, 4/11/12		12	3,454	6.00%, 5/15/14		1,229	1,241,848
Tranche B Term Loan, 10.25%, 3/30/12		640	192,052	Solutia Inc., Loan, 7.25%, 2/28/14		1,472	1,492,343
			8,387,763				25,008,356
Automobiles — 0.5%				Commercial Services & Supplies — 3.1%
Ford Motor Co., Term Loan, 3.25% – 3.29%, 12/15/13		1,690	1,502,202	Aramark Corp.:
				Facility Letter of Credit, 0.29%, 1/26/14		155	141,829
Beverages — 1.4%				U.S. Term Loan, 2.12% – 2.16%, 1/26/14		2,359	2,161,562
Culligan International Co., Loan (Second Lien),				Casella Waste Systems, Inc., Term B Loan,
5.19%, 4/24/13	EUR	1,000	533,473	7.00%, 4/08/14		1,097	1,102,736
Inbev NV Bridge Loan, 1.43%, 7/15/11	USD	1,000	986,250
Inbev NV/SA, Bridge Loan, 1.72%, 7/15/13		1,000	966,667
See Notes to Financial Statements.
ANNUAL REPORT				OCTOBER 31, 2009			29

Schedule of Investments (continued)	BlackRock Floating Rate Income Trust (BGT)
(Percentages shown are based on Net Assets)
Par	Par
Floating Rate Loan Interests (c)	(000)	Value	Floating Rate Loan Interests (c)	(000)	Value
Commercial Services & Supplies (concluded)	Diversified Telecommunication Services — 3.8%
EnviroSolutions Real Property Holdings, Inc., Initial	BCM Ireland Holdings Ltd. (Eircom):
Term Loan, 11.00%, 7/07/12 (e)	USD	2,030 $	1,502,171	Facility B, 2.30%, 8/14/14	EUR	500 $	641,441
John Maneely Co., Term Loan,	Facility C, 2.55%, 8/14/15	500	641,441
3.50% – 3.53%, 12/09/13	1,380	1,259,076	Cavtel Holdings, LLC, Term Loan, 10.50%, 12/31/12	USD	1,162	865,414
SIRVA Worldwide, Inc., Loan (Second Lien),	Hawaiian Telcom Communications, Inc., Tranche C
12.00%, 5/12/15	133	13,339	Term Loan, 4.75%, 5/30/14	1,223	868,143
Synagro Technologies, Inc., Term Loan (First Lien),	Integra Telecom Holdings, Inc., Term Loan (First Lien),
2.24%, 4/02/14	1,971	1,584,205	10.50%, 8/31/13	1,870	1,829,318
West Corp. Incremental Term Loan B-3,	Nordic Telephone Co. Holdings APS:
7.25%, 11/08/13	1,995	1,998,661	Facility B2 Swiss, 1.93%, 11/29/13	EUR	885	1,238,990
9,763,579	Facility C2 Swiss, 2.56%, 11/29/14	1,058	1,480,351
PAETEC Holding Corp.:
Computers & Peripherals — 0.3%	Incremental Term Loan, 2.74%, 2/28/13	USD	132	124,349
Intergraph Corp.:	Replacement Term Loan, 2.74%, 2/28/13	310	292,941
Initial Term Loan (First Lien), 2.37%, 5/29/14	350	333,795	Wind Telecomunicazioni SpA:
Second-Lien Term Loan, 6.24% – 6.37%, 11/28/14	750	718,125	A1 Term Loan Facility, 2.90% – 2.93%, 9/22/12	EUR	848	1,180,221
1,051,920	B1 Term Loan Facility, 3.69%, 9/22/13	1,000	1,404,009
Construction & Engineering — 0.7%	C1 Term Loan Facility, 4.68%, 9/22/14	1,000	1,404,009
Airport Development and Investment Ltd. (BAA) Facility	11,970,627
(Second Lien), 4.56%, 4/07/11	GBP	566	843,498	Electric Utilities — 0.3%
Brand Energy & Infrastructure Services, Inc. (FR Brand	Astoria Generating Co. Acquisitions, LLC, Term B Facility,
Acquisition Corp.):	2.04% – 2.05%, 2/23/13	USD	378	362,655
Loan (Second Lien), 6.31% – 6.44%, 2/07/15	USD	1,000	791,250	TPF Generation Holdings, LLC:
Synthetic Letter of Credit Term Loan (First Lien),	Synthetic Letter of Credit Deposit (First Lien),
0.31%, 2/07/14	500	449,375	0.18%, 12/15/13	151	143,016
2,084,123	Synthetic Revolving Deposit, 0.19%, 12/15/11	47	44,832
Containers & Packaging — 1.9%	Term Loan (First Lien), 2.24%, 12/15/13	409	388,847
Atlantis Plastic Films, Inc., Term Loan (Second Lien),	939,350
12.25%, 3/22/12 (b)(d)	500	—	Electrical Equipment — 0.4%
Graham Packaging Co., L.P.:	Electrical Components International Holdings Co. (ECI),
B Term Loan, 2.50% – 2.56%, 10/07/11	232	225,705	Term Loan (Second Lien), 11.50%, 5/01/14	500	25,000
C Term Loan, 6.75%, 4/05/14	828	826,876	Generac Acquisition Corp., Term Loan (First Lien),
OI European Group BV, Tranche D Term Loan,	2.78%, 11/10/13	1,464	1,315,114
1.93%, 6/14/13	EUR	1,915	2,672,599
Smurfit Kappa Acquisitions (JSG):	1,340,114
C1 Term Loan Facility, 4.05% – 4.46%, 12/01/14	724	1,017,226	Electronic Equipment, Instruments
Term B1, 3.80% – 4.73%, 12/02/13	724	1,017,446	& Components — 1.2%
Smurfit-Stone Container Canada, Inc.:	Flextronics International Ltd.:
Tranche C, 2.50%, 11/01/11	USD	26	25,153	A Closing Date Loan, 2.49% – 2.54%, 10/01/14	2,666	2,459,646
Tranche C-1 Term Loan, 2.50%, 11/01/11	8	7,605	Delay Draw Term Loan, 2.53%, 10/01/14	766	706,795
Smurfit-Stone Container Enterprises, Inc.:	Matinvest 2 SAS (Deutsche Connector), Second Lien,
Deposit Funded Facility, 4.50%, 11/01/10	12	11,754	4.97%, 12/22/15	500	235,000
Tranche B, 2.50%, 11/01/11	14	13,376	Safenet, Inc., Loan (Second Lien), 6.25%, 4/12/15	500	426,250
U.S. Term Loan Debtor in Possession,	Tinnerman Palnut Engineered Products, LLC, Loan
10.00%, 1/28/10	145	145,108	(Second Lien), 13.00%, 11/01/11 (b)(d)	2,407	24,068
Smurfit-Stone Container, Revolving Credit:	3,851,759
2.75% – 4.50%, 11/01/09	60	58,913
2.75% – 5.00%, 11/01/09	20	19,540	Energy Equipment & Services — 0.9%
Dresser, Inc., Term Loan (Second Lien), 6.00%, 5/04/15	1,500	1,348,125
6,041,301	MEG Energy Corp., Initial Term Loan, 2.29%, 4/03/13	483	454,756
Distributors — 0.2%	Trinidad USA Partnership LLLP, Term Facility,
Keystone Automotive Operations, Inc., Loan,	2.74%, 5/01/11	1,019	876,748
3.75% – 5.75%, 1/12/12	1,026	608,109	2,679,629
Diversified Consumer Services — 2.5%	Food & Staples Retailing — 2.8%
Coinmach Laundry Corp, Delay Draw Term Loan,	AB Acquisitions UK Topco 2 Ltd. (fka Alliance Boots),
3.25% – 3.43%, 11/14/14	497	424,528	Facility B1, 3.52%, 7/09/15	GBP	2,500	3,596,399
Coinmach Service Corp., Term Loan B, 3.43%, 11/14/14	2,539	2,094,394	Birds Eye Iglo Group Ltd. (Liberator Midco Ltd.),
Education Management Corp, Term Loan C,	Mezzanine Credit Facility, 8.51%, 11/03/16	411	626,759
2.06%, 6/01/13	1,197	1,118,950	DSW Holdings, Inc., Term Loan,
Laureate Education New Incremental Term Loan,	4.29%, 3/02/12	USD	1,000	861,667
7.00%, 12/31/14	4,250	4,234,063	McJunkin Corp., Term Loan, 3.49%, 1/31/14	497	481,060
7,871,935	Pierre Foods Term Loan B, 8.50%, 9/23/14	817	821,085
Diversified Financial Services — 0.1%	Rite Aid Corp., Tranche 4 Term Loan, 9.50%, 6/10/15	1,000	1,030,417
Professional Service Industries, Inc., Term Loan
(First Lien), 3.00%, 10/31/12	620	310,223
See Notes to Financial Statements.
30	ANNUAL REPORT	OCTOBER 31, 2009

Schedule of Investments (continued)				BlackRock Floating Rate Income Trust (BGT)
				(Percentages shown are based on Net Assets)
		Par				Par
Floating Rate Loan Interests (c)		(000)	Value	Floating Rate Loan Interests (c)		(000)	Value
Food & Staples Retailing (concluded)				Hotels, Restaurants & Leisure (concluded)
Roundy’s Supermarkets, Inc., Tranche B Term Loan,				Penn National Gaming, Inc., Term Loan B,
3.01% – 3.04%, 11/03/11	USD	501 $	492,229	1.99% – 2.21%, 10/03/12	USD	2,497 $	2,404,745
WM. Bolthouse Farms, Inc., Term Loan (First Lien),				QCE, LLC (Quiznos), Term Loan (First Lien),
2.56%, 12/16/12		843	819,272	2.56%, 5/05/13		997	797,107
			8,728,888				7,841,788
Food Products — 1.6%				Household Durables — 1.7%
Dole Food Co., Inc.:				American Residential Services LLC, Term Loan
Credit-Linked Deposit, 0.28%, 4/12/13		192	193,556	(Second Lien), 10.00%, 4/17/15		2,051	1,927,183
Tranche B Term Loan, 8.00%, 4/12/13		335	338,055	Berkline/Benchcraft, LLC., Term Loan,
FSB Holdings, Inc. (Fresh Start Bakeries), Term Loan				6.58%, 11/03/11 (b)(d)		107	5,373
(Second Lien), 6.00%, 3/29/14		500	415,000	Jarden Corp., Term Loan B3, 2.78%, 1/24/12		952	930,272
Solvest, Ltd. (Dole), Tranche C Term Loan,				Simmons Bedding Co., Tranche D Term Loan,
8.00%, 4/12/13		1,205	1,214,151	10.50%, 12/19/11		1,500	1,477,500
Wm. Wrigley Jr. Co., Tranche B Term Loan,				Yankee Candle Co., Inc., Term Loan, 2.25%, 2/06/14		1,047	974,582
6.50%, 9/30/14		2,924	2,956,946				5,314,910
			5,117,708	Household Products — 0.2%
Health Care Equipment & Supplies — 1.8%				VI-JON, Inc. (VJCS Acquisition, Inc.), Tranche B
Bausch & Lomb Incorporated:				Term Loan, 2.25%, 4/24/14		674	630,379
Delayed Draw Term Loan, 3.50% – 3.53%, 4/24/15		93	88,814	IT Services — 4.1%
Parent Term Loan, 3.53%, 4/24/15		384	365,729	Amadeus IT Group SA/Amadeus Verwaltungs GmbH:
Biomet, Inc., Euro Term Loan,				Term B3 Facility, 2.44%, 6/30/13	EUR	615	833,122
3.39% – 3.71%, 3/25/15	EUR	2,521	3,523,547	Term B4 Facility, 2.44%, 6/30/13		489	663,217
DJO Finance LLC (ReAble Therapeutics Fin LLC),				Term C3 Facility, 2.94%, 6/30/14		615	833,122
Term Loan, 3.24% – 3.28%, 5/20/14	USD	1,485	1,426,110	Term C4 Facility, 2.94%, 6/30/14		489	663,217
Hologic, Inc., Tranche B Term Loan, 3.50%, 3/31/13		270	263,940	Audio Visual Services Group, Inc., Loan (Second Lien),
			5,668,140	6.79%, 2/28/14	USD	1,059	105,867
Health Care Providers & Services — 4.1%				Ceridian Corp, US Term Loan,
CCS Medical, Inc. (Chronic Care):				3.24% – 3.28%, 11/09/14		1,977	1,753,567
Loan Debtor in Possession, 11.00%, 11/16/09		31	30,309	First Data Corp.:
Term Loan (First Lien), 4.35%, 9/30/12 (b)(d)		675	328,500	Initial Tranche B-1 Term Loan,
CCS Medical Return of Capital, 0.00%, 9/30/11 (b)(d)		475	231,167	2.99% – 3.04%, 9/24/14		2,454	2,106,768
CHS/Community Health Systems, Inc.:				Initial Tranche B-2 Term Loan,
Delayed Draw Term Loan, 2.49%, 7/25/14		229	213,335	3.03% – 3.04%, 9/24/14		1,590	1,361,812
Funded Term Loan, 2.49% – 2.62%, 7/25/14		4,491	4,181,777	Initial Tranche B-3 Term Loan,
Fresenius SE:				3.03% – 3.04%, 9/24/14		975	834,104
Tranche B1 Term Loan, 6.75%, 9/26/14		968	973,779	RedPrairie Corp.:
Tranche B2 Term Loan, 6.75%, 9/26/14		521	524,586	Loan (Second Lien), 6.97%, 1/20/13		1,250	1,081,250
HCA Inc., Tranche A-1 Term Loan, 1.78%, 11/17/12		3,084	2,869,645	Term Loan B, 3.44% – 5.25%, 7/20/12		861	826,320
HealthSouth Corp., Tranche 1 Term Loan-Assignment				SunGard Data Systems Inc (Solar Capital Corp.),
2.54% – 2.55%, 3/10/13		798	757,573	Incremental Term Loan, 6.75%, 2/28/14		1,694	1,706,074
HealthSouth Corp., Tranche 2 Term Loan-Assignment							12,768,440
4.04% – 4.05%, 3/15/14		657	632,965	Independent Power Producers & Energy Traders — 2.4%
Surgical Care Affiliates, LLC, Term Loan,				Dynegy Holdings Inc.:
2.28%, 12/29/14		392	357,114	Term Letter of Credit Facility Term Loan,
Vanguard Health Holding Co. II, LLC (Vanguard				4.00%, 4/02/13		1,110	1,063,811
Health System, Inc.), Replacement Term Loan,				Tranche B Term Loan, 4.00%, 4/02/13		90	85,856
2.49%, 9/23/11		1,637	1,594,878	Texas Competitive Electric Holdings Co., LLC (TXU):
			12,695,628	Initial Tranche B-1 Term Loan,
Hotels, Restaurants & Leisure — 2.5%				3.74% – 3.78%, 10/10/14		2,477	1,918,853
BLB Worldwide Holdings, Inc. (Wembley, Inc.) (b)(d):				Initial Tranche B-2 Term Loan,
First Priority Term Loan, 4.75%, 7/18/11		2,418	1,426,744	3.74% – 3.78%, 10/10/14		3,261	2,520,589
Second Priority Term Loan, 7.06%, 7/18/12		1,500	67,500	Initial Tranche B-3 Term Loan,
Golden Nugget, Inc.:				3.74% – 3.78%, 10/10/14		2,485	1,903,001
Additional Term Advance (First Lien),							7,492,110
2.25% – 2.29%, 6/30/14		271	185,651	Insurance — 0.5%
Second Lien Term Loan, 3.50%, 12/31/14		500	200,000	Alliant Holdings I, Inc. Term Loan, 3.28%, 8/21/14		980	908,950
Term Advance (First Lien), 2.25%, 6/30/14		476	326,114	Conseco, Inc, Term Loan, 6.50%, 10/10/13		728	651,745
Green Valley Ranch Gaming, LLC, Loan (Second Lien),
3.55%, 8/16/14		1,500	367,500				1,560,695
Harrah’s Operating Co., Inc., Term B-3 Loan,				Internet & Catalog Retail — 0.3%
3.28%, 1/28/15		726	576,991	FTD Group, Inc., Base Prime, 6.75%, 8/26/14		688	686,239
Harrah’s Operating Term B-4 Loan, 9.50%, 10/31/16		1,500	1,462,709	Oriental Trading Co., Inc., Loan (Second Lien),
OSI Restaurant Partners, LLC, Pre-Funded RC Loan,				6.24%, 1/31/14		500	110,000
0.12% – 2.56%, 6/14/13		32	26,727				796,239
See Notes to Financial Statements.
ANNUAL REPORT				OCTOBER 31, 2009			31

Schedule of Investments (continued)					BlackRock Floating Rate Income Trust (BGT)
					(Percentages shown are based on Net Assets)
			Par				Par
Floating Rate Loan Interests (c)			(000)	Value	Floating Rate Loan Interests (c)		(000)	Value
Leisure Equipment & Products — 0.3%					Media (concluded)
24 Hour Fitness Worldwide, Inc., Tranche B Term Loan,					Insight Midwest Holdings, LLC, B Term Loan,
2.75% – 2.79%, 6/08/12		USD	965 $	894,234	2.29%, 4/07/14	USD	700	$ 663,500
Life Sciences Tools & Services — 0.8%					Kabel Deutschland GMBH, A Facility-Assignment,
Life Technologies Corp., Term B Facility,					2.18%, 6/01/12	EUR	4,000	5,605,645
5.25%, 11/23/15			2,378	2,385,424	Lamar Media Corp.:
					Series B Incremental Loan, 5.50%, 9/28/12	USD	2,875	2,851,569
Machinery — 1.7%					Term Loan, 5.50%, 9/30/12		641	635,871
Accuride Term Loan, 6.00%, 1/31/12		GBP	1,150	1,139,579	Lavena Holding 3 GmbH (Prosiebensat.1 Media AG):
Blount, Inc., Term Loan B, 2.00% – 3.25%, 8/09/10		USD	533	506,600	Facility B, 3.53%, 6/28/15	EUR	337	323,548
LN Acquisition Corp. (Lincoln Industrial):					Facility C, 3.78%, 6/30/16		674	647,096
Delayed Draw Term Loan (First Lien),					Liberty Cablevision of Puerto Rico, Ltd., Initial Term
2.79%, 7/11/14			254	220,823	Facility, 2.25%, 6/17/14	USD	1,466	1,238,981
Initial U.S. Term Loan (First Lien), 2.79%, 7/11/14			659	573,043	Local TV Finance, LLC, Term Loan, 2.25%, 5/07/13		739	590,317
NACCO Materials Handling Group, Inc., Loan,					MCC Iowa LLC (Mediacom Broadband Group),
2.24% – 3.41%, 3/21/13			484	372,488	Tranche E Term Loan, 6.50%, 1/03/16		597	598,470
Oshkosh Truck Corp., Term B Loan,					MCNA Cable Holdings LLC (OneLink Communications),
6.29% – 6.33%, 12/06/13			2,115	2,108,175	Loan, 7.23%, 3/01/13 (e)		1,933	773,361
Standard Steel, LLC:					Mediacom Illinois, LLC (fka Mediacom
Delayed Draw Term Loan, 8.25%, 7/02/12			74	63,030	Communications, LLC), Tranche D Term Loan,
Initial Term Loan, 9.00%, 7/02/12			368	312,724	5.50%, 3/31/17		1,250	1,251,563
				5,296,462	Mediannuaire Holding (Pages Jaunes):
Marine — 1.1%					Term Loan B2, 3.03%, 1/11/15	EUR	438	457,955
Delphi Acquisition Holding I B.V. (fka Dockwise):					Term Loan C, 3.53%, 1/11/16		905	947,420
Facility B1, 2.28%, 1/12/15			688	649,708	Term Loan D, 5.03%, 1/11/17		500	448,853
Facility B2, 2.28%, 1/12/15			470	443,100	Metro-Goldwyn-Mayer Inc., Tranche B Term Loan,
Facility C1, 3.16%, 1/11/16			577	544,590	20.50%, 4/09/12	USD	1,905	1,082,186
Facility C2, 3.16%, 1/11/16			470	443,100	Mission Broadcasting, Inc., Term B Loan,
Facility D1, 4.78%, 1/11/16			650	513,500	5.00%, 10/01/12		1,099	923,069
Facility D2, 4.78%, 1/11/16			1,000	790,000	Multicultural Radio Broadcasting, Inc., Term Loan,
					2.99%, 12/04/13		313	219,100
				3,383,998	NTL Inc.:
Media — 25.9%					C Facility, 3.58%, 7/17/13	GBP	3,875	5,848,420
Acosta, Inc., 2006 Term Loan, 2.50%, 7/28/13			1,185	1,120,156	Term Loan B1, 2.89%, 9/03/12		434	684,184
Affinion Group Holdings, Inc. Loan, 8.27%, 3/01/12 (e)			1,021	903,991	Term Loan B2, 2.89%, 9/03/12		508	799,702
Amsterdamse Beheer — En Consultingmaatschappij BV					NVT Networks LLC, Exit Term Loan, 13.00%, 10/01/12	USD	160	160,050
(Casema) Casema:					Newsday, LLC:
B1 Term Loan Facility, 2.93%, 11/02/14		EUR	625	873,332	Fixed Rate Term Loan, 10.50%, 8/01/13		1,500	1,570,001
C Term Loan Facility, 3.43%, 11/02/15			625	873,332	Floating Rate Term Loan, 6.53%, 8/01/13		1,250	1,231,250
Atlantic Broadband Finance, LLC, Tranche B-2-A					Nexstar Broadcasting, Inc, Term B Loan,
Term Loan, 2.54%, 9/01/11		USD	69	68,033	5.00% – 6.25%, 10/01/12		1,039	976,204
Atlantic Broadband Tranche B-2-B Term Loan,					Nielson Finance LLC, Dollar Term Loan:
6.75%, 6/01/13			1,866	1,848,493	Class A, 2.24%, 8/09/13		1,178	1,093,676
Bresnan Communications, LLC, Term Loan					Class B, 3.99%, 5/01/16		2,292	2,145,880
(Second Lien), 4.75%, 3/29/14			250	235,625	Penton Media, Inc.:
Catalina Marketing Corp., Initial Term Loan,					Institutional Loan (Second Lien), 5.28%, 1/29/10		1,000	210,000
3.00%, 10/01/14			1,345	1,276,398	Term Loan (First Lien), 2.53% – 2.62%, 11/30/09		1,097	744,047
Cengage Learning Acquisitions, Inc. (Thomson Learning),					Puerto Rico Cable Acquisition Co. Inc. (D/B/A
Tranche 1 Incremental Term Loan, 7.50%, 7/03/14			5,411	5,151,017	Choice TV), Term Loan (Second Lien), 7.75%, 2/15/12		692	564,231
Cequel Communications, LLC, Term Loan,					Quebecor Media, Facility B, 2.28%, 1/17/13		722	682,172
2.24% – 4.25%, 11/05/13			4,850	4,619,926	Springer:
Charter Communications Operating, LLC, New Term Loan,					Term Loan B, 3.14%, 9/16/11	EUR	910	1,247,398
6.25%, 3/06/14			1,299	1,177,279	Term Loan C, 3.52%, 9/17/12		1,188	1,627,908
Charter Communications, Incremental Term Loan,					Sunshine Acquisition Ltd. (aka HIT Entertainment),
9.25%, 3/25/14			2,996	3,021,893	Term Facility, 2.73%, 3/20/12	USD	1,998	1,735,807
FoxCo Acquisition Sub, LLC, Term Loan, 7.50%, 7/14/15			2,391	2,166,610	TWCC Holding Corp., Term Loan, 7.25%, 9/14/15		1,736	1,757,846
HIT Entertainment, Inc., Term Loan (Second Lien),					Telecommunications Management, LLC:
5.98%, 2/26/13			1,000	532,500	Multi-Draw Term Loan, 3.49%, 6/30/13		232	171,473
HMH Publishing Co. Ltd.:					Term Loan, 3.49%, 6/30/13		919	680,153
Mezzanine, 17.50%, 11/14/14			1,063	292,405	UPC Financing Partnership, Facility U,
Tranche A Term Loan, 5.28%, 6/12/14			2,648	2,281,948	4.44%, 12/31/17	EUR	3,767	5,085,895
Hanley-Wood, LLC (FSC Acquisition), Term Loan,					World Color USA Corp. (fka Quebecor World Inc.),
2.49% – 2.53%, 3/08/14			2,212	922,069	9.00%, 7/23/12	USD	1,622	1,622,066
Hargray Acquisition Co./DPC Acquisition LLC/HCP					Yell Group Plc, Term Loan B1, 3.28%, 10/27/12		2,500	1,760,715
Acquisition LLC:								80,896,838
Loan (Second Lien), 5.97%, 1/29/15			500	312,500
Term Loan (First Lien), 2.72%, 6/27/14			368	343,708
Harland Clarke Holdings Corp. (fka Clarke
American Corp.), Tranche B Term Loan,
2.74% – 2.78%, 6/30/14			1,459	1,218,041
See Notes to Financial Statements.
32	ANNUAL REPORT				OCTOBER 31, 2009

Schedule of Investments (continued)				BlackRock Floating Rate Income Trust (BGT)
				(Percentages shown are based on Net Assets)
		Par				Par
Floating Rate Loan Interests (c)		(000)	Value	Floating Rate Loan Interests (c)		(000)	Value
Metals & Mining — 0.6%				Software — 0.2%
Essar Steel Algoma Inc. (fka Algoma Steel Inc.),				Bankruptcy Management Solutions, Inc.:
Term Loan, 8.00%, 6/20/13	USD	1,934 $	1,813,014	Loan (Second Lien), 6.49%, 7/31/13	USD	485 $	97,909
Multi-Utilities — 0.6%				Term Loan (First Lien), 4.25%, 7/31/12		945	567,149
FirstLight Power Resources, Inc. (fka NE Energy, Inc.):							665,058
Synthetic Letter of Credit, 0.16%, 11/01/13		159	145,457	Specialty Retail — 0.6%
Term Advance (Second Lien), 4.81%, 5/01/14		750	609,375	Adesa, Inc. (KAR Holdings, Inc.), Initial Term Loan,
Term B Advance (First Lien), 2.81%, 11/01/13		1,230	1,128,922	2.50%, 10/21/13		500	477,500
Mach Gen, LLC Synthetic Letter of Credit Loan				General Nutrition Centers, Inc., Term Loan,
(First Lien), 0.03%, 2/22/13		69	63,696	2.50% – 2.54%, 9/16/13		261	240,795
			1,947,450	Orchard Supply Hardware, Term Loan B,
Multiline Retail — 1.8%				2.70%, 12/21/10		1,500	1,276,350
Dollar General Corp.:							1,994,645
Tranche B-1 Term Loan, 2.99% – 3.03%, 7/07/14		1,247	1,190,066	Trading Companies & Distributors — 0.4%
Tranche B-2 Term Loan, 2.99%, 7/07/14		499	473,685	Beacon Sales Acquisition, Inc., Term B Loan,
Hema BV Term Loan B (Euro), 5.43%, 1/01/17	EUR	3,800	3,914,585	2.24% – 2.29%, 9/30/13		1,188	1,110,373
			5,578,336	Wireless Telecommunication Services — 1.5%
Oil, Gas & Consumable Fuels — 1.9%				Digicel International Finance Ltd., Tranche A,
Big West Oil, LLC:				2.81%, 3/30/12		1,938	1,855,193
Delayed Advance Loan, 4.50%, 5/15/14	USD	920	878,365	MetroPCS Wireless, Inc., Tranche B Term Loan,
Initial Advance Loan, 4.50%, 5/15/14		732	698,602	2.50% – 2.75%, 11/03/13		1,605	1,505,191
Coffeyville Resources, LLC Tranche D Term Loan,				Ntelos Inc., Term B Advance, 5.75%, 8/07/15		1,250	1,253,125
8.50%, 12/30/13		1,037	1,036,440				4,613,509
Drummond Co., Inc., Term Advance, 1.49%, 2/14/11		950	921,500
Niska Gas Storage Canada ULC, Canadian Term Loan B,				Total Floating Rate Loan Interests — 95.7%			298,940,865
2.00%, 5/12/13		450	428,733
Niska Gas Storage US, LLC:
US Term B Loan, 2.00%, 5/12/13		47	45,047
Wild Goose Acquisition Draw-US Term B,				Foreign Government Obligations
2.00%, 5/12/13		32	30,514	Brazilian Government International Bond,
Vulcan Energy Term Loan B, 5.50%, 9/30/15		1,750	1,760,938	10.25%, 6/17/13		475	585,200
			5,800,139	Colombia Government International Bond,
Paper & Forest Products — 1.0%				3.84%, 3/17/13 (c)(h)		1,200	1,230,000
Georgia-Pacific LLC, Term B Loan,				Mexican Bonos Series M, 9.00%, 12/22/11	MXN 13,520		1,100,441
2.28% – 2.46%, 12/22/12		3,263	3,136,698	Republic of Venezuela, 1.28%, 4/20/11 (c)(h)	USD	4,000	3,440,000
Verso Paper Finance Holdings LLC, Loan,				South Africa Government International Bond,
6.73% – 7.48%, 2/01/13 (e)		360	120,629	7.38%, 4/25/12		2,400	2,634,000
				Turkey Government International Bond,
			3,257,327	7.00%, 9/26/16		2,735	3,022,175
Personal Products — 0.4%				Uruguay Government International Bond,
American Safety Razor Co., LLC, Loan (Second Lien),				6.88%, 1/19/16	EUR	950	1,460,979
6.54%, 1/30/14		1,525	1,212,375	Total Foreign Government Obligations — 4.3%			13,472,795
Pharmaceuticals — 2.3%
Catalent Pharma Solutions, Inc. (fka Cardinal
Health 409, Inc.), Euro Term Loan, 2.68%, 4/15/14	EUR	2,444	3,164,780		Beneficial
Warner Chilcott:						Interest
Delay Draw Term Loan, 3.78%, 4/12/10	USD	524	524,673	Other Interests (i)		(000)
Term Loan A1, 5.50%, 10/14/14		1,390	1,391,134
Term Loan B1, 5.75%, 3/30/15		695	695,567	Auto Components — 0.6%
Term Loan B2, 5.75%, 4/30/15		1,529	1,530,248	Delphi Debtor in Possession Hold Co. LLP Class B
				Membership Interests	USD	268	1,963,437
			7,306,402
				Diversified Financial Services — 0.1%
Professional Services — 0.3%				JG Wentorth LLC Preferred Equity Interests		515	434,273
Booz Allen Hamilton Inc., Tranche B Term Loan,
7.50%, 7/31/15		992	1,000,643	Health Care Providers & Services — 0.0%
				Critical Care Systems International, Inc.		947	190
Real Estate Management & Development — 0.6%
Enclave, First Lien Term Loan, 6.14%, 3/01/12		2,000	248,072	Household Durables — 0.0%
Georgian Towers, Term Loan, 6.14%, 3/01/12		2,000	234,496	Berkline Benchcraft Equity LLC		6,155	—
Pivotal Promontory, LLC, Second Lien Term Loan,				Media — 0.1%
12.00%, 8/31/11 (b)(d)		750	37,500	New Vision LLC Holdings		40,441	328,381
Realogy Corp. Second Lien Term Loan,				Total Other Interests — 0.8%			2,726,281
13.50%, 10/15/17		1,250	1,282,291
			1,802,359
See Notes to Financial Statements.
ANNUAL REPORT				OCTOBER 31, 2009			33

Schedule of Investments (continued)	BlackRock Floating Rate Income Trust (BGT)
(Percentages shown are based on Net Assets)
Preferred Securities
Preferred Stocks	Shares	Value	(f) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
Capital Markets — 0.0%
Marsico Parent Superholdco, LLC, 16.75% (a)	100 $	22,500	(g) Convertible security.
Total Preferred Securities — 0.0%	22,500	(h) Restricted securities as to resale, representing 1.5% of net assets were as follows:
Acquisition
Issue	Date	Cost	Value
Warrants (j)	Colombia Government
International Bond,
Chemicals — 0.0%	3.84%, 3/17/13	2/15/06	$ 1,277,303	$ 1,230,000
British Vita Holding Co. (non expiring) (a)	166	—	Republic of Venezuela,
Machinery — 0.0%	1.28%, 4/20/11	10/26/04	3,860,186	3,440,000
Synventive Molding Solutions (expires 1/15/13)	2	—	Total	$ 5,137,489	$ 4,670,000
Media — 0.0%
Cumulus Media Warrants (expires 12/31/19)	2,315	2,176	(i) Other interests represent beneficial interest in liquidation trusts and other reorgani-
New Vision Holdings LLC (expires 9/30/14)	22,447	224	zation entities and are non-income producing.
2,400	(j) Warrants entitle the Fund to purchase a predetermined number of shares of com-
mon stock and are non-income producing. The purchase price and number of
Total Warrants — 0.0%	2,400	shares are subject to adjustment under certain conditions until the expiration date.
Total Long-Term Investments	(k) Investments in companies considered to be an affiliate of the Fund, for purposes of
(Cost — $433,669,495) — 125.9%	393,951,147	Section 2(a)(3) of the Investment Company Act of 1940, were as follows:
Net
Affiliate	Activity	Income
Short-Term Securities	BlackRock Liquidity Funds, TempFund,
BlackRock Liquidity Funds, TempFund,	Institutional Class	$ 9,320,934	$ 16,254
Institutional Class, 0.18% (k)(l)	9,320,934	9,320,934
(l) Represents the current yield as of report date.
Total Short-Term Securities
(Cost — $9,320,934) — 3.0%	9,320,934	•	For Fund compliance purposes, the Fund industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management.
This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.
Options Purchased	Contracts
Over-the-Counter Call Options	•	Foreign currency exchange contracts as of October 31, 2009 were as follows:
Marsico Parent Superholdco LLC, expiring 12/21/19	Currency	Currency	Settlement	Unrealized
at USD 942.86, Broker Goldman Sachs Group, Inc.	26	6,110	Purchased	Sold	Counterparty	Date	Depreciation
Total Options Purchased (Cost — $25,422) — 0.0%	6,110	EUR	248,000	USD	365,155	Citibank NA	11/03/09 $	(186)
Total Investments (Cost — $443,015,851*) — 128.9%	403,278,191	USD70,188,421	EUR 48,087,500	Citibank NA	11/18/09	(576,271)
Liabilities in Excess of Other Assets — (10.1)%	(31,593,957)	USD	9,468,195	GBP	5,811,500	Citibank NA	1/27/10	(65,153)
Preferred Shares, at Redemption Value — (18.8)%	(58,812,035)	USD	1,038,130	MXN 14,000,000	Citibank NA	1/27/10	(9,353)
Net Assets Applicable to Common Shares — 100.0%	$ 312,872,199	Total	$ (650,963)
* The cost and unrealized appreciation (depreciation) of investments as of October 31,	•	Credit default swaps on single-name issue — buy protection oustanding as of
2009, as computed for federal income tax purposes, were as follows:	October 31, 2009 were as follows:
Aggregate cost	$ 443,044,301
Pay	Notional
Gross unrealized appreciation	$ 12,539,776	Fixed	Counter-	Amount	Unrealized
Gross unrealized depreciation	(52,305,886)	Issuer	Rate	party	Expiration	(000)	Appreciation
Net unrealized depreciation	$ (39,766,110)	Ford Motor Co.	5.00%	Deutsche	September
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933.	Bank AG	2014	USD 275	$ 4,930
These securities may be resold in transactions exempt from registration to qualified
institutional investors.	•	Credit default swaps on single-name issues — sold protection outstanding as of
October 31, 2009 were as follows:
(b) Non-income producing security.
(c) Variable rate security. Rate shown is as of report date.	Receive	Notional
Fixed	Counter-	Credit	Amount	Unrealized
(d) Issuer filed for bankruptcy and/or is in default of interest payments.
Issuer	Rate	party Expiration Rating[1] (000)[2] Depreciation
(e) Represents a payment-in-kind security which may pay interest/dividends in
additional par/shares.	BAA Ferrovial
Junior Term	Deutsche
Loan	2.00%	Bank AG March 2012	NR	GPB 1,800 $	(388,694)
[1]	Using Standard & Poor’s rating of the issuer.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.
See Notes to Financial Statements.
34	ANNUAL REPORT	OCTOBER 31, 2009

Schedule of Investments (concluded)									BlackRock Floating Rate Income Trust (BGT)
•	Credit default swaps on index issue — buy protection oustanding as of October 31,							The following table summarizes the inputs used as of October 31, 2009 in
	2009 were as follows:							determining the fair valuation of the Fund’s investments:
								Valuation				Investments in
		Pay			Notional
								Inputs				Securities
		Fixed	Counter-		Amount	Unrealized
	Issuer	Rate	party	Expiration	(000)	Depreciation						Assets
								Level 1
	LCDX North							Long-Term Investments:
	America Index							Common Stocks				$ 90,850
	Series 12		Credit Suisse	June				Short-Term Securities				9,320,934
	Volume 1	5.00% International		2014	USD 465	$ (65,282)		Total Level 1				9,411,784
•	Fair Value Measurements — Various inputs are used in determining the fair value of							Level 2
	investments, which are as follows:							Long-Term Investments:
								Common Stocks				107,959
	• Level 1 — price quotations in active markets/exchanges for identical assets							Corporate Bonds				78,186,766
	and liabilities							Floating Rate Loan Interests				214,513,792
	• Level 2 — other observable inputs (including, but not limited to: quoted prices for							Foreign Government Obligations				13,472,795
	similar assets or liabilities in markets that are active, quoted prices for identical							Preferred Securities				22,500
	or similar assets or liabilities in markets that are not active, inputs other than							Warrants				2,176
	quoted prices that are observable for the assets or liabilities (such as interest							Total Level 2				306,305,988
	rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and							Level 3
	default rates) or other market-corroborated inputs)							Long-Term Investments:
	• Level 3 — unobservable inputs based on the best information available in the							Common Stocks				112,485
								Corporate Bonds				288,246
	circumstances, to the extent observable inputs are not available (including the							Floating Rate Loan Interests				84,427,073
	Fund’s own assumptions used in determining the fair value of investments)							Other Interests				2,726,281
	The inputs or methodology used for valuing securities are not necessarily an indica-							Warrants				224
	tion of the risk associated with investing in those securities. For information about							Total Level 3				87,554,309
	the Fund’s policy regarding valuation of investments and other significant accounting							Total				$ 403,272,081
	policies, please refer to Note 1 of the Notes to Financial Statements.
								Valuation			Other Financial
								Inputs			Instruments[1]
											Assets	Liabilities
								Level 1			—	—
								Level 2		$ 11,040		$ (716,245)
								Level 3			1,531	(461,174)
								Total		$ 12,571		$ (1,177,419)
								[1]	Other financial instruments are swaps, foreign currency exchange contracts,
								unfunded loan commitments and options. Swaps, foreign currency exchange
								contracts and unfunded loan commitments are valued at the unrealized appre-
								ciation/depreciation on the instrument and options are shown at market value.
	The following is a reconciliation of investments for unobservable inputs (Level 3) used in determining fair value:
									Investments in Securities
						Common		Corporate	Floating Rate	Other
							Stocks	Bonds	Loan Interests	Interests	Warrants	Total
	Balance, as of October 31, 2008						—	— $120,800,878 $		318	—	$ 120,801,196
	Accrued discounts/premiums						—	—	103,138	—	—	103,138
	Realized gain (loss)						—	—	(20,210,121)	—	—	(20,210,121)
	Change in unrealized appreciation/depreciation[2]						—	—	34,906,002	(2,383,496) $	(8,051)	32,514,455
	Net purchases (sales)						—	—	(44,870,950)	2,383,369	8,051	(42,479,530)
	Net transfers in/out of Level 3					$ 112,485		$ 288,246	(6,301,874)	2,726,090	224	(3,174,829)
	Balance as of October 31, 2009					$ 112,485		$ 288,246 $ 84,427,073 $		2,726,281 $	224	$ 87,554,309
	[2] Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations.
						Investments in
					Other Financial
						Instruments
				Assets		Liabilities
	Balance, as of October 31, 2008				—	$ (543,254)
	Accrued discounts/premiums				—	—
	Realized gain (loss)				—	—
	Change in unrealized appreciation/depreciation					154,560
	Net purchases (sales)				—	—
	Net transfers in/out of Level 3			$ 1,531		(72,480)
	Balance, as of October 31, 2009			$ 1,531		$ (461,174)
See Notes to Financial Statements.
			ANNUAL REPORT						OCTOBER 31, 2009			35

Statements of Assets and Liabilities
		BlackRock	BlackRock	BlackRock	BlackRock	BlackRock	BlackRock
		Credit	Credit	Credit	Credit	Enhanced	Floating
		Allocation	Allocation	Allocation	Allocation	Capital	Rate
		Income	Income	Income	Income	and Income	Income
		Trust I, Inc.	Trust II, Inc.	Trust III	Trust IV	Fund, Inc.	Trust
October 31, 2009		(PSW)	(PSY)	(BPP)	(BTZ)	(CII)	(BGT)
Assets
Investments at value — unaffiliated[1]		$ 80,372,818	$ 399,129,254	$ 172,356,269	$ 555,220,835	$ 604,321,715	$ 393,957,257
Investments at value — affiliated[2]		33,286,296	41,019,397	51,450,797	267,832,781	24,567,455	9,320,934
Unrealized appreciation on swaps		—	—	—	—	—	4,930
Cash		—	—	702	320	—	179,334
Cash collateral pledged for options written		—	—	—	—	1,228,905	—
Cash collateral for swaps		—	—	—	600,000	—	600,000
Swap premiums paid		—	—	—	—	—	102,776
Foreign currency at value[3]		424	—	529	49	7,407	9,337,968
Investments sold receivable		38,531,774	141,858,976	62,124,877	117,670,917	18,280,263	6,625,542
Interest receivable		1,232,806	6,597,165	2,228,881	7,302,689	—	3,131,832
Dividends receivable		129,555	133,293	58,707	832,499	1,348,426	—
Margin variation receivable		26,000	36,719	20,563	197,020	—	—
Income receivable — affiliated		—	204	256	304	—	341
Swaps receivable		—	—	—	—	—	6,893
Principal paydown receivable		—	—	—	—	—	2,934
Other assets		—	52,733	55,181	81,418	—	124,654
Prepaid expenses		54,878	86,085	41,606	119,075	55,894	127,541
Total assets		153,634,551	588,913,826	288,338,368	949,857,907	649,810,065	423,522,936
Liabilities
Unrealized depreciation on swaps		168,952	337,904	168,952	675,809	—	453,976
Unrealized depreciation on unfunded loan commitments		—	—	—	—	—	70,949
Unrealized depreciation on foreign currency
exchange contracts		—	—	—	—	—	650,963
Loan payable		—	—	—	—	—	14,000,000
Options written at value[4]		—	—	—	166,210	6,377,146	—
Reverse repurchase agreements		4,972,041	9,510,590	13,234,688	61,576,368	—	—
Investments purchased payable		12,023,936	—	—	—	24,384,912	35,248,237
Investment advisory fees payable		71,449	303,207	159,933	522,028	469,580	206,219
Income dividends payable — Common Shares		36,588	196,712	69,120	550,627	—	51,113
Swaps payable		6,067	12,133	6,067	24,267	—	4,317
Interest payable		1,761	3,368	4,687	21,808	—	40,826
Other affiliates payable		728	3,172	1,636	5,428	3,882	2,224
Officer’s and Directors’ fees payable		181	53,660	56,606	82,674	1,287	78,876
Other accrued expenses payable		45,591	109,424	76,539	189,457	111,544	185,052
Other liabilities		—	—	—	—	—	845,950
Total liabilities		17,327,294	10,530,170	13,778,228	63,814,676	31,348,351	51,838,702
Preferred Shares at Redemption Value
$25,000 per share liquidation preferrence, plus
unpaid dividends[5,6,7]		40,258,949	169,090,727	70,426,884	231,044,104	—	58,812,035
Net Assets Applicable to Common Shareholders		$ 96,048,308	$ 409,292,929	$ 204,133,256	$ 654,999,127	$ 618,461,714	$ 312,872,199
Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[8,9,10]		$ 237,664,112	$ 942,700,922	$ 423,649,824	$1,138,011,175	$ 808,123,162	$ 427,560,397
Undistributed (distributions in excess of) net
investment income		636,666	2,088,988	952,028	1,348,832	—	(397,610)
Accumulated net realized loss		(128,402,541)	(451,276,374)	(187,666,466)	(403,003,336)	(131,729,362)	(73,097,284)
Net unrealized appreciation/depreciation		(13,849,929)	(84,220,607)	(32,802,130)	(81,357,544)	(57,932,086)	(41,193,304)
Net Assets Applicable to Common Shareholders		$ 96,048,308	$ 409,292,929	$ 204,133,256	$ 654,999,127	$ 618,461,714	$ 312,872,199
Net asset value per Common Share		$ 9.31	$ 10.03	$ 11.05	$ 12.64	$ 14.40	$ 13.29
[1] Investments at cost — unaffiliated		$ 94,148,823	$ 483,046,802	$ 205,009,029	$ 637,401,845	$ 665,068,380	$ 433,694,917
[2] Investments at cost — affiliated		$ 33,286,296	$ 41,019,397	$ 51,450,797	$ 267,832,781	$ 24,567,455	$ 9,320,934
[3] Foreign currency at cost		$ 368	—	$ 459	$ 43	$ 9,142	$ 9,386,817
[4] Premiums received		—	—	—	$ 828,039	$ 9,193,459	—
[5] Preferred Shares par value per share		$ 0.10	$ 0.10	$ 0.001	$ 0.001	—	$ 0.001
[6] Preferred Shares outstanding		1,610	6,761	2,817	9,240	—	2,352
[7] Preferred Shares authorized		5,460	22,000	unlimited	unlimited	—	unlimited
[8] Common Shares par value per share		$ 0.10	$ 0.10	$ 0.001	$ 0.001	$ 0.10	$ 0.001
[9] Common Shares outstanding		10,311,941	40,807,418	18,467,785	51,828,157	42,953,312	23,545,239
[10] Common Shares authorized		199,994,540	199,978,000	unlimited	unlimited	200 million	unlimited
See Notes to Financial Statements.
36	ANNUAL REPORT			OCTOBER 31, 2009

Statements of Operations
	BlackRock	BlackRock	BlackRock	BlackRock	BlackRock	BlackRock
	Credit	Credit	Credit	Credit	Enhanced	Floating
	Allocation	Allocation	Allocation	Allocation	Capital	Rate
	Income	Income	Income	Income	and Income	Income
	Trust I, Inc.	Trust II, Inc.	Trust III	Trust IV	Fund, Inc.	Trust
Year Ended October 31, 2009	(PSW)	(PSY)	(BPP)	(BTZ)	(CII)	(BGT)
Investment Income
Interest	$ 7,416,978	$ 37,527,272	$ 17,161,194	$ 41,120,279	$ 1,342	$ 26,881,305
Dividends	2,464,323	11,794,850	5,227,665	18,091,488	17,659,173	—
Foreign taxes withheld	—	—	—	—	(115,844)	—
Income — affiliated	130,058	155,313	133,485	486,591	143,663	23,848
Facility and other fees	—	—	—	—	—	503,103
Total income	10,011,359	49,477,435	22,522,344	59,698,358	17,688,334	27,408,256
Expenses
Investment advisory	732,203	3,091,438	1,631,690	5,363,633	4,832,658	2,774,485
Commissions for Preferred Shares	74,688	348,733	134,702	375,820	—	102,063
Professional	66,950	72,163	79,888	142,814	75,892	253,450
Transfer agent	46,330	126,203	37,871	35,582	93,722	29,425
Accounting services	21,930	120,409	84,218	163,930	161,229	58,206
Printing	14,291	58,934	55,147	147,566	45,877	73,520
Officer and Directors	10,058	53,432	35,932	90,453	70,049	49,794
Registration	9,180	13,907	9,278	17,673	14,571	10,416
Custodian	6,980	24,134	15,059	36,325	52,648	55,304
Borrowing costs[1]	—	—	—	—	—	391,557
Miscellaneous	61,634	107,378	63,515	130,998	52,161	117,808
Total expenses excluding interest expense	1,044,244	4,016,731	2,147,300	6,504,794	5,398,807	3,916,028
Interest expense	102,223	229,496	389,341	1,784,509	—	1,140,406
Total expenses	1,146,467	4,246,227	2,536,641	8,289,303	5,398,807	5,056,434
Less fees waived by advisor	(14,003)	(14,491)	(21,506)	(95,646)	(7,172)	(709,042)
Less fees paid indirectly	(1,843)	(852)	(3,758)	(1,210)	—	—
Total expenses after fees waived and
paid indirectly	1,130,621	4,230,884	2,511,377	8,192,447	5,391,635	4,347,392
Net investment income	8,880,738	45,246,551	20,010,967	51,505,911	12,296,699	23,060,864
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(55,149,960)	(188,070,488)	(112,478,894)	(248,073,396)	(103,821,441)	(44,719,252)
Financial futures contracts and swaps	(1,780,676)	(8,923,503)	(3,915,858)	(2,741,351)	(617,742)	(1,014,281)
Foreign currency transactions	4,366	34,450	1,348	22,255	—	(2,653,326)
Options written	—	—	-	3,763,345	52,995,108	—
	(56,926,270)	(196,959,541)	(116,393,404)	(247,029,147)	(51,444,075)	(48,386,859)
Net change in unrealized appreciation/depreciation on:
Investments	77,627,511	284,111,656	160,001,314	372,102,104	142,551,744	118,712,825
Financial futures contracts and swaps	527,517	1,647,334	906,527	4,642,624	—	371,495
Foreign currency transactions	(4,229)	(32,957)	(990)	(158,256)	(948)	(6,642,896)
Options written	—	—	—	2,230,492	5,758,405	—
Unfunded corporate loans	—	—	—	—	—	96,088
	78,150,799	285,726,033	160,906,851	378,816,964	148,309,201	112,537,512
Total realized and unrealized gain	21,224,529	88,766,492	44,513,447	131,787,817	96,865,126	64,150,653
Dividends to Preferred Shareholders From
Net investment income	(774,824)	(3,570,342)	(577,861)	(3,828,948)	—	(971,243)
Net Increase in Net Assets Applicable to Common
Shareholders Resulting from Operations	$ 29,330,443	$ 130,442,701	$ 63,946,553	$ 179,464,780	$ 109,161,825	$ 86,240,274
[1] See Note 8 of the Notes to the Financial Statements for details of borrowings.
See Notes to Financial Statements.
ANNUAL REPORT				OCTOBER 31, 2009		37

Statements of Changes in Net Assets
			BlackRock Credit Allocation		BlackRock Credit Allocation
			Income Trust I, Inc. (PSW)		Income Trust II, Inc. (PSY)
Increase (Decrease) in Net Assets			Year Ended October 31,		Year Ended October 31,
Applicable to Common Shareholders:			2009	2008	2009	2008
Operations
Net investment income			$ 8,880,738	$ 17,531,692	$ 45,246,551	$ 70,160,283
Net realized loss			(56,926,270)	(40,404,468)	(196,959,541)	(147,042,661)
Net change in unrealized appreciation/depreciation			78,150,799	(83,863,786)	285,726,033	(333,625,419)
Dividends to Preferred Shareholders from net investment income			(774,824)	(4,921,335)	(3,570,342)	(19,937,495)
Net increase (decrease) in net assets applicable to Common Shareholders
resulting from operations			29,330,443	(111,657,897)	130,442,701	(430,445,292)
Dividends and Distributions to Common Shareholders From
Net investment income			(8,498,069)	(12,521,666)	(45,358,157)	(46,831,403)
Tax return of capital			(1,345,345)	(545,246)	(116,310)	(9,002,427)
Decrease in net assets resulting from dividends and distributions
to Common Shareholders			(9,843,414)	(13,066,912)	(45,474,467)	(55,833,830)
Capital Share Transactions
Reinvestment of common dividends			131,419	—	1,192,453	—
Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets			19,618,448	(124,724,809)	86,160,687	(486,279,122)
Beginning of year			76,429,860	201,154,669	323,132,242	809,411,364
End of year			$ 96,048,308	$ 76,429,860	$ 409,292,929	$ 323,132,242
Undistributed net investment income			$ 636,666	$ 1,283,192	$ 2,088,988	$ 7,207,075
		BlackRock Credit Allocation			BlackRock Credit Allocation
			Income Trust III (BPP)		Income Trust IV (BTZ)
		Year	Period	Year
		Ended	January 1, 2008	Ended	Year Ended
Increase (Decrease) in Net Assets		October 31,	to October 31,	December 31,	October 31,
Applicable to Common Shareholders:		2009	2008	2007	2009	2008
Operations
Net investment income		$ 20,010,967	$ 27,233,861	$ 37,729,277	$ 51,505,911	$ 68,908,426
Net realized loss		(116,393,404)	(47,985,932)	(24,690,221)	(247,029,147)	(113,133,432)
Net change in unrealized appreciation/depreciation		160,906,851	(149,715,592)	(61,889,014)	378,816,964	(408,221,553)
Dividends and distributions to Preferred Shareholders from:
Net investment income		(577,861)	(5,653,232)	(11,458,715)	(3,828,948)	(17,100,517)
Net realized gain		—	—	(87,490)	—	—
Net increase (decrease) in net assets applicable to Common Shareholders
resulting from operations		63,946,553	(176,120,895)	(60,396,163)	179,464,780	(469,547,076)
Dividends and Distributions to Common Shareholders From
Net investment income		(17,461,459)	(15,206,928)	(29,219,599)	(48,398,817)	(46,857,132)
Net realized gain		—	—	(312,510)	—	—
Tax return of capital		(4,250,036)	(5,480,035)	(2,820,986)	(24,678,883)	(43,518,226)
Decrease in net assets resulting from dividends and distributions
to Common Shareholders		(21,711,495)	(20,686,963)	(32,353,095)	(73,077,700)	(90,375,358)
Capital Share Transactions
Reinvestment of common dividends		587,363	101,702	770,755	—	—
Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets		42,822,421	(196,706,156)	(91,978,503)	106,387,080	(559,922,434)
Beginning of period		161,310,835	358,016,991	449,995,494	548,612,047	1,108,534,481
End of period		$ 204,133,256	$ 161,310,835	$ 358,016,991	$ 654,999,127	$ 548,612,047
Undistributed (distributions in excess of) net investment income		$ 952,028	$ 2,846,583	$ (2,571,328)	$ 1,348,832	$ 3,486,479
See Notes to Financial Statements.
38	ANNUAL REPORT		OCTOBER 31, 2009

Statements of Changes in Net Assets (concluded)
	BlackRock Enhanced Capital				BlackRock
	and Income Fund, Inc. (CII)			Floating Rate Income Trust (BGT)
	Year	Period January 1,	Year	Year	Period	Year
	Ended	2008 to	Ended	Ended	January 1, 2008	Ended
Increase (Decrease) in Net Assets	October 31,	October 31,	December 31,	October 31,	to October 31,	December 31,
Applicable to Common Shareholders:	2009	2008	2007	2009	2008	2007
Operations
Net investment income	$ 12,296,699	$ 2,834,944	$ 3,828,423	$ 23,060,864	$ 33,370,850	$ 47,903,772
Net realized gain (loss)	(51,444,075)	5,942,502	24,442,607	(48,386,859)	(19,428,459)	(10,326,522)
Net change in unrealized appreciation/depreciation	148,309,201	(83,432,417)	(17,410,396)	112,537,512	(136,762,427)	(22,345,656)
Dividends to Preferred Shareholders from net
investment income	—	—	—	(971,243)	(5,542,312)	(12,723,631)
Net increase (decrease) in net assets applicable to
Common Shareholders resulting from operations	109,161,825	(74,654,971)	10,860,634	86,240,274	(128,362,348)	2,507,963
Dividends and Distributions to Common Shareholders From
Net investment income	(12,510,205)	(2,820,467)	(4,178,081)	(27,963,106)	(24,133,870)	(26,833,571)
Net realized gain	(50,728,478)	(7,621,956)	(25,569,419)	—	—	—
Tax return of capital	(19,660,314)	(7,292,188)	—	(9,994,857)	—	(8,473,282)
Decrease in net assets resulting from dividends and
distributions to shareholders	(82,898,997)	(17,734,611)	(29,747,500)	(37,957,963)	(24,133,870)	(35,306,853)
Capital Share Transactions
Value of shares resulting from reorganization	420,968,153	—	—	—	—	—
Reinvestment of common dividends	3,234,875	—	—	—	—	820,433
Net increase in net assets derived from
capital share transactions	424,203,028	—	—	—	—	820,433
Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets	450,465,856	(92,389,582)	(18,886,866)	48,282,311	(152,496,218)	(31,978,457)
Beginning of period	167,995,858	260,385,440	279,272,306	264,589,888	417,086,106	449,064,563
End of period	$ 618,461,714	$ 167,995,858	$ 260,385,440	$ 312,872,199	$ 264,589,888	$ 417,086,106
Undistributed (distributions in excess of)
net investment income	—	$ 205,627	—	$ (397,610)	$ 8,661,698	$ 219,332
See Notes to Financial Statements.
ANNUAL REPORT				OCTOBER 31, 2009		39

Statement of Cash Flows
			BlackRock
			Floating Rate
			Income
Year Ended October 31, 2009			Trust (BGT)
Cash Provided by Operating Activities
Net increase in net assets resulting from operations, excluding dividends to Preferred Shareholders			$ 87,211,517
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Decrease in interest receivable			2,477,996
Decrease in commitment fees receivable			2,301
Increase in other assets			(37,618)
Increase in income receivable — affiliated			(341)
Increase in prepaid expenses			(74,683)
Decrease in swaps receivable			19,241
Decrease in swaps payable			(150,019)
Decrease in investment advisor payable			(37,245)
Decrease in interest expense payable			(86,768)
Decrease in other affiliates payable			(884)
Increase in accrued expenses payable			24,637
Increase in other liabilities			838,450
Increase in Officer’s and Directors’ payable			30,273
Net realized and unrealized gain			(67,171,527)
Amortization of premium and discount on investments			(2,498,618)
Paid-in-kind income			(890,200)
Increase in cash collateral on swaps			(600,000)
Net periodic and termination payments of swaps			(340,836)
Proceeds from sales and paydowns of long-term investments			262,712,645
Purchases of long-term investments			(131,639,514)
Net purchases of short-term securities			(7,820,185)
Cash provided by operating activities			141,968,622
Cash Used for Financing Activities
Cash receipts from borrowings			163,209,375
Cash payments from borrowings			(272,359,375)
Cash dividends paid to Common Shareholders			(38,016,260)
Cash dividends paid to Preferred Shareholders			(980,133)
Cash used for financing activities			(148,146,393)
Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations			146,028
Cash:
Net decrease in cash			(6,031,743)
Cash and foreign currency at beginning of year			15,549,045
Cash and foreign currency at end of year			$ 9,517,302
Cash Flow Information:
Cash paid during the year for interest			$ 1,227,174
A Statement of Cash Flows is presented when a Fund had a significant amount of borrowing during the year, based on the average borrowing outstanding in relation to total assets.
See Notes to Financial Statements.
40	ANNUAL REPORT	OCTOBER 31, 2009

Financial Highlights		BlackRock Credit Allocation Income Trust I, Inc. (PSW)
		Year Ended October 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$ 7.43	$ 19.54	$ 22.25	$ 22.36	$ 23.69
Net investment income	0.86[1]	1.70[1]	2.01[1]	2.14[1]	2.16
Net realized and unrealized gain (loss)	2.06	(12.06)	(2.41)	0.07	(1.09)
Dividends to Preferred Shareholders from net investment income	(0.08)	(0.48)	(0.71)	(0.63)	(0.40)
Net increase (decrease) from investment operations	2.84	(10.84)	(1.11)	1.58	0.67
Dividends and distributions to Common Shareholders from:
Net investment income	(0.83)	(1.22)	(1.18)	(1.69)	(2.00)
Tax return of capital	(0.13)	(0.05)	(0.42)	—	—
Total dividends and distributions	(0.96)	(1.27)	(1.60)	(1.69)	(2.00)
Net asset value, end of year	$ 9.31	$ 7.43	$ 19.54	$ 22.25	$ 22.36
Market price, end of year	$ 8.24	$ 7.00	$ 17.29	$ 21.26	$ 21.03
Total Investment Return[2]
Based on net asset value	46.46%	(58.09)%	(5.03)%	7.97%	3.25%
Based on market price	37.59%	(55.38)%	(12.05)%	9.69%	0.73%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[3]	1.61%	2.00%	1.32%	1.29%	1.26%
Total expenses after fees waived and paid indirectly[3]	1.59%	2.00%	1.32%	1.29%	1.26%
Total expenses after fees waived and paid indirectly and excluding
interest expense[3]	1.44%	1.48%	1.29%	1.29%	1.26%
Net investment income[3]	12.45%	10.79%	9.38%	9.70%	9.23%
Dividends to Preferred Shareholders	1.09%	3.03%	3.29%	2.84%	1.71%
Net investment income to Common Shareholders	11.36%	7.76%	6.09%	6.86%	7.52%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$ 96,048	$ 76,430	$ 201,155	$ 228,734	$ 229,850
Preferred Shares outstanding at $25,000 liquidation preference, end of year (000)	$ 40,250	$ 68,250	$ 136,500	$ 136,500	$ 136,500
Borrowings outstanding, end of year (000)	$ 4,972	$ 4,024	$ 590	—	—
Average borrowings outstanding, during the year (000)	$ 5,321	$ 25,692	$ 2,690	—	—
Portfolio turnover	36%	119%	88%	19%	25%
Asset coverage per Preferred Share at $25,000 liquidation preference, end of year	$ 84,663	$ 53,009	$ 61,846	$ 66,907	$ 67,115
[1] Based on average shares outstanding.
[2] Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
3 Do not reflect the effect of dividends to Preferred Shareholders.
See Notes to Financial Statements.
ANNUAL REPORT		OCTOBER 31, 2009			41

Financial Highlights			BlackRock Credit Allocation Income Trust II, Inc. (PSY)
			Year Ended October 31,
		2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year		$ 7.96	$ 19.93	$ 22.36	$ 22.26	$ 23.48
Net investment income[1]		1.11	1.73	2.02	2.03	2.09
Net realized and unrealized gain (loss)		2.17	(11.84)	(2.35)	0.32	(0.91)
Dividends to Preferred Shareholders from net investment income		(0.09)	(0.49)	(0.73)	(0.65)	(0.40)
Net increase (decrease) from investment operations		3.19	(10.60)	(1.06)	1.70	0.78
Dividends and distributions to Common Shareholders from:
Net investment income		(1.12)	(1.15)	(1.16)	(1.51)	(2.00)
Tax return of capital		—[2]	(0.22)	(0.21)	(0.09)	—
Total dividends and distributions		(1.12)	(1.37)	(1.37)	(1.60)	(2.00)
Net asset value, end of year		$ 10.03	$ 7.96	$ 19.93	$ 22.36	$ 22.26
Market price, end of year		$ 8.90	$ 8.10	$ 16.94	$ 20.12	$ 21.20
Total Investment Return[3]
Based on net asset value		48.36%	(55.71)%	(4.35)%	8.77%	3.73%
Based on market price		29.37%	(46.97)%	(9.65)%	2.77%	1.43%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]		1.41%	1.90%	1.27%	1.23%	1.20%
Total expenses after fees waived and paid indirectly[4]		1.41%	1.90%	1.27%	1.23%	1.20%
Total expenses after fees waived and paid indirectly and excluding
interest expense[4]		1.33%	1.40%	1.23%	1.23%	1.20%
Net investment income[4]		15.05%	10.71%	9.29%	9.26%	8.96%
Dividends to Preferred Shareholders		1.19%	3.04%	3.34%	2.96%	1.73%
Net investment income to Common Shareholders		13.86%	7.67%	5.95%	6.30%	7.23%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)		$ 409,293	$ 323,132	$ 809,411	$ 907,897	$ 903,601
Preferred Shares outstanding at $25,000 liquidation preference, end of year (000)		$ 169,025	$ 275,000	$ 550,000	$ 550,000	$ 550,000
Borrowings outstanding, end of year (000)		$ 9,511	$ 54,369	—	—	—
Average borrowings outstanding, during the year (000)		$ 15,842	$ 94,908	$ 14,375	—	—
Portfolio turnover		16%	120%	81%	18%	28%
Asset coverage per Preferred Share at $25,000 liquidation preference, end of year		$ 85,547	$ 54,408	$ 61,817	$ 66,294	$ 66,077
[1] Based on average shares outstanding.
[2] Amount is less than $(0.01) per share.
[3] Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4 Do not reflect the effect of dividends to Preferred Shareholders.
See Notes to Financial Statements.
42	ANNUAL REPORT		OCTOBER 31, 2009

Financial Highlights			BlackRock Credit Allocation Income Trust III (BPP)
		Period
	Year	January 1,
	Ended	2008 to
	October 31,	October 31,		Year Ended December 31,
	2009	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$ 8.77	$ 19.47	$ 24.52	$ 24.43	$ 25.88	$ 25.58
Net investment income	1.09[1]	1.48[1]	2.05	2.05	2.11	2.22
Net realized and unrealized gain (loss)	2.40	(10.74)	(4.72)	0.62	(0.82)	0.33
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.03)	(0.31)	(0.62)	(0.46)	(0.26)	(0.16)
Net realized gain	—	—	—	(0.12)	(0.13)	(0.02)
Net increase (decrease) from investment operations	3.46	(9.57)	(3.29)	2.09	0.90	2.37
Dividends and distributions to Common Shareholders from:
Net investment income	(0.95)	(0.83)	(1.59)	(1.58)	(1.74)	(2.00)
Net realized gain	—	—	(0.02)	(0.42)	(0.61)	(0.07)
Tax return of capital	(0.23)	(0.30)	(0.15)	—	—	—
Total dividends and distributions	(1.18)	(1.13)	(1.76)	(2.00)	(2.35)	(2.07)
Net asset value, end of period	$ 11.05	$ 8.77	$ 19.47	$ 24.52	$ 24.43	$ 25.88
Market price, end of period	$ 9.94	$ 8.51	$ 17.31	$ 26.31	$ 24.20	$ 25.39
Total Investment Return[2]
Based on net asset value	47.16%	(51.22)%[3]	(13.86)%	8.89%	3.81%	10.15%
Based on market price	36.42%	(46.76)%[3]	(28.62)%	17.98%	4.83%	11.01%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.66%	1.96%[5]	1.46%	1.62%	1.51%	1.44%
Total expenses after fees waived and paid indirectly[4]	1.64%	1.96%[5]	1.45%	1.62%	1.51%	1.44%
Total expenses after fees waived and paid indirectly and excluding
interest expense[4]	1.39%	1.39%[5]	1.24%	1.25%	1.22%	1.19%
Net investment income[4]	13.08%	10.53%[5]	8.90%	8.46%	8.37%	8.66%
Dividends paid to Preferred Shareholders	0.38%	2.19%[5]	2.70%	1.89%	1.27%	0.62%
Net investment income to Common Shareholders	12.70%	8.34%[5]	6.20%	6.58%	7.10%	8.04%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$ 204,133	$ 161,311	$ 358,017	$ 449,995	$ 447,190	$ 473,809
Preferred Shares outstanding at $25,000 liquidation preference,
end of period (000)	$ 70,425	$ 110,400	$ 220,800	$ 220,800	$ 220,800	$ 220,800
Borrowings outstanding, end of period (000)	$ 13,235	$ 44,281	—	—	—	—
Average borrowings outstanding, during the period (000)	$ 16,330	$ 51,995	$ 903	$ 1,303	$ 2,904	$ 782
Portfolio turnover	16%	121%	97%	91%	77%	88%
Asset coverage per Preferred Share at $25,000 liquidation preference,
end of period	$ 97,465	$ 61,540	$ 65,554	$ 75,965	$ 75,642	$ 78,650
[1] Based on average shares outstanding.
[2] Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3] Aggregate total investment return.
4 Do not reflect the effect of dividends to Preferred Shareholders.
[5] Annualized.
See Notes to Financial Statements.
ANNUAL REPORT			OCTOBER 31, 2009			43

Financial Highlights		BlackRock Credit Allocation Income Trust IV (BTZ)
				Period
				December 27,
				2006[1] to
		Year Ended October 31,		October 31,
		2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period		$ 10.59	$ 21.39	$ 23.88[2]
Net investment income		0.99[3]	1.33[3]	1.25
Net realized and unrealized gain (loss)		2.54	(10.06)	(1.86)
Dividends to Preferred Shareholders from net investment income		(0.07)	(0.33)	(0.31)
Net increase (decrease) from investment operations		3.46	(9.06)	(0.92)
Dividends and distributions to Common Shareholders from:
Net investment income		(0.93)	(0.90)	(0.93)
Tax return of capital		(0.48)	(0.84)	(0.47)
Total dividends and distributions		(1.41)	(1.74)	(1.40)
Capital charge with respect to issuance of:
Common Shares		—	—	(0.04)
Preferred Shares		—	—	(0.13)
Total capital charges		—	—	(0.17)
Net asset value, end of period		$ 12.64	$ 10.59	$ 21.39
Market price, end of period		$ 10.96	$ 9.36	$ 18.65
Total Investment Return[4]
Based on net asset value		41.06%	(44.27)%	(4.42)%[5]
Based on market price		38.38%	(43.51)%	(20.34)%[5]
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[6]		1.60%	1.65%	1.90%[7]
Total expenses after fees waived and paid indirectly[6]		1.58%	1.65%	1.88%[7]
Total expenses after fees waived and paid indirectly and excluding interest expense[6]		1.24%	1.21%	1.04%[7]
Net investment income[6]		9.93%	7.63%	6.50%[7]
Dividends to Preferred Shareholders		0.74%	1.89%	1.64%[7]
Net investment income to Common Shareholders		9.19%	5.74%	4.86%[7]
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)		$ 654,999	$ 548,612	$ 1,108,534
Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)		$ 231,000	$ 231,000	$ 462,000
Borrowings outstanding, end of period (000)		$ 61,576	$ 223,512	$ 88,291
Average borrowings outstanding, during the period (000)		$ 76,521	$ 107,377	$ 96,468
Portfolio turnover		30%	126%	35%
Asset coverage per Preferred Share at $25,000 liquidation preference, end of period		$ 95,892	$ 84,384	$ 89,737
[1] Commencement of operations. This information includes the initial investment by BlackRock Funding, Inc.
[2] Net asset value, beginning of period, reflects a deduction of $1.12 per share sales charge from initial offering price of $25.00 per share.
[3] Based on average shares outstanding.
[4] Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5] Aggregate total investment return.
6 Do not reflect the effect of dividends to Preferred Shareholders.
[7] Annualized.
See Notes to Financial Statements.
44	ANNUAL REPORT	OCTOBER 31, 2009

Financial Highlights		BlackRock Enhanced Capital and Income Fund, Inc. (CII)
		Period				Period
	Year	January 1,				April 30,
	Ended	2008 to				2004[1] to
			Year Ended December 31,
	October 31,	October 31,				December 31,
	2009	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$ 13.78	$ 21.36	$ 22.91	$ 20.31	$ 20.76	$ 19.10[2]
Net investment income	0.29[3]	0.23[3]	0.31[3]	0.37[3]	0.46[3]	0.46
Net realized and unrealized gain (loss)	2.27	(6.36)	0.58	3.69	0.29	1.84
Net increase (decrease) from investment operations	2.56	(6.13)	0.89	4.06	0.75	2.30
Dividends and distributions from:
Net investment income	(0.29)	(0.23)	(0.34)	(0.33)	(0.47)	(0.48)
Net realized gain	(1.19)	(0.62)	(2.10)	(1.13)	(0.73)	(0.11)
Tax return of capital	(0.46)	(0.60)	—	—	—	(0.01)
Total dividends and distributions	(1.94)	(1.45)	(2.44)	(1.46)	(1.20)	(0.60)
Capital charges with respect to the issuance of shares	—	—	—	—	—	(0.04)
Net asset value, end of period	$ 14.40	$ 13.78	$ 21.36	$ 22.91	$ 20.31	$ 20.76
Market price, end of period	$ 13.76	$ 12.37	$ 20.06	$ 20.41	$ 17.21	$ 18.32
Total Investment Return[4]
Based on net asset value	22.01%	(29.46)%[5]	4.79%	21.70%	4.69%	12.30%[5]
Based on market price	29.88%	(32.58)%[5]	10.47%	27.95%	0.52%	(5.36)%[5]
Ratios to Average Net Assets
Total expenses	0.95%	1.10%[6]	1.96%	3.54%	2.96%	2.19%[6]
Total expenses after fees waived and paid indirectly	0.95%	1.10%[6]	1.96%	3.54%	2.96%	1.96%[6]
Total expenses after fees waived and paid indirectly
and excluding interest expense	0.95%	1.01%[6]	1.19%	1.42%	1.47%	1.20%[6]
Net investment income	2.16%	1.46%[6]	1.36%	1.75%	2.28%	3.52%[6]
Supplemental Data
Net assets, end of period (000)	$ 618,462	$ 167,996	$ 260,385	$ 279,272	$ 260,638	$ 266,345
Borrowings outstanding, end of period (000)	—	—	—	$ 100,000	$ 109,000	$ 109,000
Average borrowings outstanding, during the period (000)	—	—	$ 38,788	$ 107,504	$ 109,000	$ 98,750
Portfolio turnover	138%	45%	63%	38%	61%	20%
Asset coverage, end of period per $1,000	—	—	—	$ 3,793	$ 3,391	$ 3,444
[1] Commencement of operations. This information includes the initial investment by BlackRock Investment Managers, LLC.
[2] Net asset value, beginning of period, reflects a deduction of $0.90 per share sales charge from initial offering price of $20.00 per share.
[3] Based on average shares outstanding.
[4] Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5] Aggregate total investment return.
[6] Annualized.
See Notes to Financial Statements.
ANNUAL REPORT			OCTOBER 31, 2009			45

Financial Highlights				BlackRock Floating Rate Income Trust (BGT)
			Period				Period
		Year	January 1,				August 30,
		Ended	2008 to				2004[1] to
				Year Ended December 31,
		October 31,	October 31,				December 31,
		2009	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period		$ 11.24	$ 17.71	$ 19.11	$ 19.13	$ 19.21	$ 19.10[2]
Net investment income		0.98[3]	1.42[3]	2.03	1.99	1.64	0.33
Net realized and unrealized gain (loss)		2.72	(6.62)	(1.39)	(0.06)	(0.17)	0.35
Dividends and distributions to Preferred Shareholders from:
Net investment income		(0.04)	(0.24)	(0.54)	(0.48)	(0.33)	(0.04)
Net realized gain		—	—	—	(0.01)	(0.00)[4]	—
Net increase (decrease) from investment operations		3.66	(5.44)	0.10	1.44	1.14	0.64
Dividends and distributions to Common Shareholders from:
Net investment income		(1.19)	(1.03)	(1.14)	(1.44)	(1.22)	(0.37)
Net realized gain		—	—	—	(0.02)	(0.00)[4]	—
Tax return of capital		(0.42)	—	(0.36)	—	—	—
Total dividends and distributions		(1.61)	(1.03)	(1.50)	(1.46)	(1.22)	(0.37)
Capital charges with respect to issuance of:
Common Shares		—	—	—	—	—	(0.04)
Preferred Shares		—	—	—	—	—	(0.12)
Total capital charges		—	—	—	—	—	(0.16)
Net asset value, end of period		$ 13.29	$ 11.24	$ 17.71	$ 19.11	$ 19.13	$ 19.21
Market price, end of period		$ 12.58	$ 9.63	$ 15.78	$ 19.27	$ 17.16	$ 18.63
Total Investment Return[5]
Based on net asset value		39.51%	(31.62)%[6]	0.98%	7.93%	6.63%	2.57%[6]
Based on market price		54.14%	(34.24)%[6]	(10.92)%	21.31%	(1.34)%	(5.00)%[6]
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[7]		1.96%	2.22%[8]	1.67%	1.75%	1.56%	1.26%[8]
Total expenses after fees waived and paid indirectly[7]		1.68%	1.89%[8]	1.33%	1.43%	1.23%	0.97%[8]
Total expenses after fees waived and paid indirectly and excluding
interest expense[7]		1.24%	1.21%[8]	1.16%	1.19%	1.15%	0.97%[8]
Net investment income[7]		8.92%	10.56%[8]	10.83%	10.38%	8.52%	5.04%[8]
Dividends to Preferred Shareholders		0.38%	1.75%[8]	2.88%	2.51%	1.71%	0.62%[8]
Net investment income to Common Shareholders		8.54%	8.81%[8]	7.95%	7.87%	6.81%	4.42%[8]
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)		$ 312,872	$ 264,590	$ 417,086	$ 449,065	$ 449,219	$ 451,126
Preferred Shares outstanding at $25,000 liquidation preference,
end of period (000)		$ 58,800	$ 58,800	$ 243,450	$ 243,450	$ 243,450	$ 243,450
Borrowings outstanding, end of period (000)		$ 14,000	$ 123,150	—	$ 26,108	—	—
Average borrowings outstanding during the period (000)		$ 53,156	$ 71,780	$ 10,524	$ 19,562	$ 10,722	$ 114
Portfolio turnover		42%	25%	41%	50%	46%	11%
Asset coverage per Preferred Share at $25,000 liquidation preference,
end of period		$ 158,029	$ 137,505	$ 67,849	$ 73,810	$ 71,139	$ 71,330
[1] Commencement of operations. This information includes the initial investment by BlackRock Funding, Inc.
[2] Net asset value, beginning of period, reflects a deduction of $0.90 per share sales charge from initial offering price of $20.00 per share.
[3] Based on average shares outstanding.
[4] Amount is less than $(0.01) per share.
[5] Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[6] Aggregate total investment return.
7 Do not reflect the effect of dividends to Preferred Shareholders.
[8] Annualized.
See Notes to Financial Statements.
46	ANNUAL REPORT			OCTOBER 31, 2009

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Credit Allocation Income Trust I, Inc. (formerly BlackRock
Preferred and Corporate Income Strategies Fund, Inc.) (“PSW”), BlackRock
Credit Allocation Income Trust II, Inc. (formerly BlackRock Preferred Income
Strategies Fund, Inc.) (“PSY”) and BlackRock Enhanced Capital and
Income Fund, Inc. (“CII”) are registered as diversified, closed-end manage-
ment investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”). BlackRock Credit Allocation Income Trust III
(formerly BlackRock Preferred Opportunity Trust) (“BPP”), BlackRock Credit
Allocation Income Trust IV (formerly BlackRock Preferred and Equity
Advantage Trust) (“BTZ”) and BlackRock Floating Rate Income Trust (for-
merly BlackRock Global Floating Rate Income Trust) (“BGT”) are registered as non-diversified, closed-end management investment companies under the 1940 Act. PSW, PSY and CII are organized as Maryland corporations.
BPP, BTZ and BGT are organized as Delaware statutory trusts. PSW, PSY,
BPP, BTZ, CII and BGT are collectively referred to as the “Funds” or individu-
ally as the “Fund.” The Funds’ financial statements are prepared in con-
formity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and esti-
mates. Actual results may differ from these estimates. The Board of Directors and Board of Trustees of the Funds, as applicable, are referred to throughout this report as the “Board of Directors” or the “Board.” The Funds determine and make available for publication the net asset value of their Common
Shares on a daily basis.

CII Reorganization: The Board and the shareholders of each of BlackRock
Enhanced Equity Yield Fund, Inc. (“EEF”), BlackRock Enhanced Equity Yield
and Premium Fund, Inc. (“ECV”) (the “Target Funds”) and CII approved the reorganization of each Target Fund into CII (the “Reorganizations”). The Reor-
ganizations were tax-free events and were effective as of the opening for business of the New York Stock Exchange (“NYSE”) on November 3, 2008.

Target Funds				Acquiring Fund
EEF				CII
ECV				CII
Under the agreement and plan of reorganization between each Target
Fund and CII, the shares of each Target Fund (“Target Fund Shares”) were exchanged for CII shares. The conversion ratios for Target Fund Shares were as follows:
EEF/CII				0.80653563
ECV/CII				0.81144752
The net assets of CII before and after the Reorganizations and CII shares issued and Target Fund Shares redeemed in connection with the Reorgani-
zations were as follows:
	Net Assets	Net Assets		Target Funds
Acquiring	After the	Prior to the		Shares
Fund	Reorganizations	Reorganizations	Shares Issued	Redeemed
CII	$591,399,963	$170,431,810	30,542,706	37,766,622

Included in the net assets acquired by CII were the following components:
Target	Paid-In	Realized	Net Unrealized
Funds	Capital	Loss	Depreciation	Net Assets
EEF	$329,483,362	$(16,478,636)	$(80,066,510)	$232,938,216
ECV	$270,207,354	$(15,306,983)	$(66,870,434)	$188,029,937
The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds value their bond investments on the basis of last avail-
able bid prices or current market quotations provided by dealers or pricing services selected under the supervision of each Fund’s Board. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain informa-
tion with respect to transactions in such investments, quotations from deal-
ers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and trades of underlying securities. Invest-
ments in open-end investment companies are valued at net asset value each business day. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value. The Funds value their investments in the Cash Sweep Series of BlackRock Liquidity
Series, LLC at fair value, which is ordinarily based upon their pro rata own-
ership in the net assets of the underlying fund.

Securities and other assets and liabilities denominated in foreign curren-
cies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Foreign currency exchange contracts are valued at the mid between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quo-
tations are not available.

Equity investments traded on a recognized securities exchange or the
NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the option. Over-
the-counter (“OTC”) options are valued by an independent pricing service or through brokers using a mathematical model which incorporates a

ANNUAL REPORT OCTOBER 31, 2009 47

Notes to Financial Statements (continued)

number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair
Value Assets”). When determining the price for Fair Value Assets, the invest-
ment advisor and/or sub-advisor seeks to determine the price that each
Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. The values of such instruments used in computing the net assets of each Fund are determined as of such times. Occasionally, events affecting the values of such instruments may occur between the times at which they are deter-
mined and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a com-
pany announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instru-
ments, those instruments may be Fair Value Assets and be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of invest-
ment securities, assets and liabilities at the current rate of exchange; and
(ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Funds report foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such compo-
nents are treated as ordinary income for federal income tax purposes.

Capital Trusts and Trust Preferreds: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market.
Payments on these securities are treated as interest rather than dividends for Federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

Preferred Stock: Certain Funds may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convert-
ible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obli-
gations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Certain Funds may invest in floating rate loans, which are generally non-investment grade, made by banks, other financial institutions, and privately and publicly offered corporations.
Floating rate loans are senior in the debt structure of a corporation.
Floating rate loans generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more European banks, such as LIBOR (London InterBank Offered Rate),
(ii) the prime rate offered by one or more US banks or (iii) the certificate of deposit rate. The Funds consider these investments to be investments in debt securities for purposes of their investment policies.

The Funds earn and/or pay facility and other fees on floating rate loans.
Other fees earned/paid include commitment, amendment, consent and prepayment penalty fees. Facility, commitment and amendment fees are typically amortized over the term of the loan. Consent fees and various other fees are recorded as income. Prepayment penalty fees are recorded as realized gains. When a Fund buys a floating rate loan it may receive a facility fee and when it sells a floating rate loan it may pay a facility fee. On an ongoing basis, the Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Funds may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower.
Other fees received by the Funds may include covenant waiver fees and covenant modification fees.

The Funds may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loans are usually freely callable at the issuer’s option. The
Funds may invest in such loans in the form of participations in loans
(“Participations”) and assignments of all or a portion of loans from third parties. Participations typically will result in the Funds having a contractual relationship only with the lender, not with the borrower. The Funds will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower.

In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan

48 ANNUAL REPORT OCTOBER 31, 2009

Notes to Financial Statements (continued)

agreement relating to the loans, nor any rights of offset against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which it has purchased the Participation.

As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the Participation. The Funds’ investments in loan participation interests involve the risk of insolvency of the financial interme-
diaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Funds may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower.

Reverse Repurchase Agreements: Certain Funds may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Funds sell securities to a bank or bro-
ker-dealer and agree to repurchase the securities at a mutually agreed upon date and price. Interest on the value of the reverse repurchase agree-
ments issued and outstanding is based upon competitive market rates determined at the time of issuance. The Funds may utilize reverse repur-
chase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agree-
ments involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agree-
ment may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds from the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Funds’ obligation to repurchase the securities.

Defensive Positions: Each of PSW, PSY, BPP and BTZ may vary its invest-
ment policies for temporary defensive purposes during periods in which the investment advisor believes that conditions in the securities markets or other economic, financial or political conditions warrant. Under such condi-
tions, the Funds for temporary defensive purposes may invest up to 100%
of its total assets in, as applicable and described in each Fund’s prospec-
tus, U.S. government securities, certificates of deposit, repurchase agree-
ments that involve purchases of debt securities, bankers’ acceptances and other bank obligations, commercial paper, money market funds and/or other debt securities deemed by the investment advisor to be consistent with a defensive posture, or may hold its assets in cash.

Zero-Coupon Bonds: Certain Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission
(“SEC”) require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., written options, foreign currency exchange contracts, financial futures contracts and swaps), or certain bor-
rowings (e.g., reverse repurchase agreements and loan payable) each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit secu-
rities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the trans-
actions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Divi-
dend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds have determined the ex-dividend date. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the
Statements of Operations.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly (quarterly for CII). Distributions of capital gains are recorded on the ex-dividend dates. If the total dividends and distribu-
tions made in any tax year exceeds net investment income and accumu-
lated realized capital gains, a portion of the total distribution may be treated as a tax return of capital.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.
Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on PSW’s and PSY’s US federal tax returns remains open for the four years ended October 31, 2009. The statute of limitations on BPP’s, CII’s and BGT’s
US federal tax returns remains open for the two years ended December 31,
2007, the period ended October 31, 2008 and year ended October 31,
2009. The statute of limitations on BTZ’s US Federal tax returns remains open for the two years ended October 31, 2009 and the period ended
October 31, 2007. The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board for transfers of finan-
cial assets. This guidance is intended to improve the relevance, representa-
tional faithfulness and comparability of the information that a reporting

ANNUAL REPORT OCTOBER 31, 2009 49

Notes to Financial Statements (continued)

entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial perform-
ance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15,
2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Funds’ financial statements and disclosures, if any, is currently being assessed.

Deferred Compensation and BlackRock Closed-End Share Equivalent
Investment Plan: Under the deferred compensation plan approved by each Fund’s Board, non-interested Directors or Trustees (“Independent
Directors or Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of other certain BlackRock Closed-End Funds selected by the Independent Directors or Trustees. This has approximately the same economic effect for the
Independent Directors or Trustees as if the Independent Directors or
Trustees had invested the deferred amounts directly in other certain
BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations there-
under represent general unsecured claims against the general assets of each Fund. Each Fund may, however, elect to invest in common shares of other certain BlackRock Closed-End Funds selected by the Independent
Directors or Trustees in order to match its deferred compensation obliga-
tions. Investments to cover each Fund’s deferred compensation liability, if any, are included in other assets in the Statements of Assets and
Liabilities. Dividends and distributions from the BlackRock Closed-End
Fund investments under the plan are included in income-affiliated in the Statements of Operations.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.
Pursuant to the terms of the custody agreement, custodian fees may be reduced by amounts calculated on uninvested cash balances, which are shown in the Statements of Operations as fees paid indirectly.

2. Derivative Financial Instruments:

The Funds may engage in various portfolio investment strategies both to increase the returns of the Funds and to economically hedge, or protect, their exposure to certain risks such as credit risk, equity risk, interest rate risk and foreign currency exchange rate risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract. The Funds may mitigate counterparty risk through master net-
ting agreements included within an International Swaps and Derivatives
Association, Inc. (“ISDA”) Master Agreement between a Fund and each of its counterparties. The ISDA Master Agreement allows each Fund to offset with its counterparty certain derivative financial instruments’ pay-
ables and/or receivables with collateral held with each counterparty. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized con-
tractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for addi-
tional information with respect to collateral practices.

The Funds’ maximum risk of loss from counterparty credit risk on over-
the-counter derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Funds. For over-the-
counter purchased options, the Funds bear the risk of loss in the amount of the premiums paid and change in market value of the options should the counterparty not perform under the contracts. Options written by the
Funds do not give rise to counterparty credit risk, as written options obli-
gate the Funds to perform and not the counterparty. Certain ISDA Master
Agreements allow counterparties to over-the-counter derivatives to termi-
nate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or a Fund fails to meet the terms of its
ISDA Master Agreements, which would cause the Fund to accelerate pay-
ment of any net liability owed to the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is minimal because of the protection against defaults provided by the exchange on which they trade.

Financial Futures Contracts: Certain Funds may purchase or sell financial futures contracts and options on financial futures contracts to gain expo-
sure to, or economically hedge against, changes in the value of interest rates (interest rate risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Funds as unrealized gains or losses. When the contract is closed, the
Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: Certain Funds may enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio positions (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currency backing some of the investments held by a Fund. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the con-
tract is closed, a Fund records a realized gain or loss equal to the differ-
ence between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that counterparties may not meet the terms of the agreement or unfavorable movements in the value of a foreign currency relative to the
US dollar.

50 ANNUAL REPORT OCTOBER 31, 2009

Notes to Financial Statements (continued)

Options: Certain Funds may purchase and write call and put options to increase or decrease their exposure to underlying instruments. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underly-
ing instrument at the exercise price at any time or at a specified time dur-
ing the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When a Fund purchases (writes) an option, an amount equal to the premium paid
(received) by a Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instru-
ment acquired or deducted from (or added to) the proceeds of the instru-
ment sold. When an option expires (or a Fund enters into a closing transaction), a Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When a Fund writes a call option, such option is “covered,” meaning that a Fund holds the underlying instrument subject to being called by the option counter-
party, or cash in an amount sufficient to cover the obligation. When a Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, a Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that a Fund may not be able to enter into a closing transaction due to an illiquid mar-
ket. Exercise of a written option could result in a Fund purchasing or selling a security at a price different from the current market value. The Funds may execute transactions in both listed and OTC options.

Swaps: Certain Funds may enter into swap agreements, in which a Fund and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Funds are recorded in the Statements of Operations as realized gains or losses, respectively. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is ter-
minated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the
Fund’s basis in the contract, if any. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agree-
ments, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

• Credit default swaps — Certain Funds may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds enter into credit default agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign) or traded indexes. Credit default swaps on single-name issuers are agree-
ments in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific pay-
ment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructur-
ing). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Funds will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securi-
ties comprising of an index. As a seller (writer), if an underlying credit event occurs the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced secu-
rity or underlying securities comprising of an index or pay a net settle-
ment of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index.

• Interest rate swaps — Certain Funds may enter into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional princi-
pal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivatives Categorized by Risk Exposure:
Values of Derivative Instruments as of October 31, 2009*

Asset Derivatives

Statements of Assets
	and Liabilities Location	PSW	PSY	BPP	BTZ	BGT
Interest rate contracts**	Net unrealized appreciation/depreciation	$ 94,972	$ 34,845	$ 19,513	$ 982,873	—
Credit contracts	Unrealized appreciation on swaps	—	—	—	—	$ 4,930
Equity contracts	Investments at value — unaffiliated	—	—	—	—	6,110
Total		$ 94,972	$ 34,845	$ 19,513	$ 982,873	$ 11,040

ANNUAL REPORT OCTOBER 31, 2009 51

Notes to Financial Statements (continued)
Derivatives Categorized by Risk Exposure (concluded):
Liability Derivatives

	Statements of Assets
	and Liabilities Location	PSW	PSY	BPP	BTZ	CII	BGT
Foreign currency exchange contracts	Unrealized depreciation on foreign
	currency exchange contracts	—	—	—	—	—	$ 650,963
Credit contracts	Unrealized depreciation on swaps	$ 168,952	$ 337,904	$ 168,952	$ 675,809	—	453,976
Equity contracts**	Net unrealized appreciation/depreciation/
	Options written — at value	—	—	—	311,644	$6,377,146	—
Total		$ 168,952	$ 337,904	$ 168,952	$ 987,453	$6,377,146	$1,104,939
*		For open derivative instruments as of October 31, 2009, see the Schedules of Investments, which is also indicative of activity for the year ended October 31, 2009.
**		Includes cumulative appreciation/depreciation of the financial futures contracts as reported in Schedules of Investments. Only current day’s margin variation is reported within the
Statements of Assets and Liabilities.
The Effect of Derivative Instruments on the Statements of Operations
Year Ended October 31, 2009

Net Realized Gain (Loss) From

		PSW	PSY	BPP	BTZ	CII	BGT
Interest rate contracts:
Financial futures contracts		$ (3,986,014) $(23,855,057) $(11,138,251) $(22,441,107)				—	—
Swaps		1,958,406	13,723,072	6,758,008	17,501,084	—	—
Foreign currency exchange contracts:
Foreign currency exchange contracts		4,366	34,450	1,348	9,785	—	$ (2,429,013)
Credit contracts:
Swaps		246,932	1,208,482	464,385	1,004,951	—	(1,014,281)
Equity contracts:
Financial futures contracts		—	—	—	1,193,721	$ (617,742)	—
Options***		—	—	—	3,769,225	52,938,361	—
Total		$ (1,776,310) $ (8,889,053) $ (3,914,510)			$ 1,037,659	$52,320,619	$ (3,443,294)
Net Change in Unrealized Appreciation/Depreciation on

		PSW	PSY	BPP	BTZ	CII	BGT
Interest rate contracts:
Financial futures contracts		$ 584,149	$ 3,572,427	$ 1,716,894	$ 7,820,983	—	—
Swaps		248,398	(911,039)	(503,217)	(1,216,856)	—	—
Foreign currency exchange contracts:
Foreign currency exchange contracts		(4,287)	(32,964)	(1,062)	(7,689)	—	$ (6,893,115)
Credit contracts:
Swaps		(305,030)	(1,014,054)	(307,150)	(1,086,163)	—	371,495
Equity contracts:
Financial futures contracts		—	—	—	(875,340)	—	—
Options***		—	—	—	2,230,493	$ 5,758,405	(37,700)
Total		$ 523,230	$ 1,614,370	$ 905,465	$ 6,865,428	$ 5,758,405	$ (6,559,320)
***		Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

3. Investment Advisory Agreement and Other Transactions
with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Bank of America
Corporation (“BAC”) are the largest stockholders of BlackRock, Inc.
(“BlackRock”). BAC became a stockholder of BlackRock following its acquisition of Merrill Lynch & Co., Inc. (“Merrill Lynch”) on January 1,
2009. Prior to that date, both PNC and Merrill Lynch were considered affiliates of the Funds under the 1940 Act. Subsequent to the acquisition,
PNC remains an affiliate, but due to the restructuring of Merrill Lynch’s ownership interest of BlackRock, BAC is not deemed to be an affiliate under the 1940 Act.

Each Fund entered into an Investment Advisory Agreement with BlackRock
Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Funds. For such services, each Fund pays the Manager a monthly fee at the following annual rates of each Fund’s average daily (weekly for BPP, BTZ and BGT) net assets (includ-
ing any assets attributable to borrowings or the proceeds from the issuance of Preferred Shares) minus the sum of liabilities (other than borrowings representing financial leverage) as follows:

PSW	0.60%
PSY	0.60%
BPP	0.65%
BTZ	0.65%
CII	0.85%
BGT	0.75%

The Manager has voluntarily agreed to waive a portion of the investment advisory fees or other expenses on BGT as a percentage of its average weekly net assets as follows: 0.20% for the first six years of the Fund’s operations
(through August 30, 2010), 0.10% in year seven (through August 30, 2011)
and 0.05% in year eight (through August 30, 2012). For the year ended
October 31, 2009, the Manager waived $706,594, which is included in fees waived by advisor in the Statements of Operations.

52 ANNUAL REPORT OCTOBER 31, 2009

Notes to Financial Statements (continued)
The Manager has voluntarily agreed to waive its advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by advisor in the Statements of Operations as follows:
PSW		$14,003
PSY		$14,491
BPP		$21,506
BTZ		$95,646
CII		$ 7,172
BGT		$ 2,448
The Manager has entered into a separate sub-advisory agreement with
BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, with respect to PSW, PSY, BPP, BTZ and BGT. BFM and BlackRock Invest-
ment Management, LLC (“BIM”), an affiliate of the Manager, serve as sub-
advisors for CII. The Manager pays the sub-advisors for services they pro-
vide, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.
For the year ended October 31, 2009, the Funds reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:
Accounting
Services
PSW		$ 1,913
PSY		$ 8,364
BPP		$ 4,214
BTZ		$14,113
CII		$11,054
BGT		$ 6,510
Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), a wholly owned subsidiary of Merrill Lynch, for the period November 1, 2008 to
December 31, 2008 (after which time Merrill Lynch was no longer consid-
ered an affiliate), earned commissions on transactions of securities as follows:
BTZ		$ 5,223
CII		$ 31,748
Certain officers and/or directors or trustees of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the
Manager for compensation paid to the Funds’ Chief Compliance Officer.
4. Investments:
Purchases and sales of investments, including paydowns, excluding short-
term securities and US government securities, for the year ended October 31,
2009 were as follows:
	Purchases	Sales
PSW	$ 32,909,061	$ 103,719,933
PSY	$ 73,975,856	$ 375,248,172
BPP	$ 34,574,885	$ 194,230,481
BTZ	$ 186,459,982	$ 541,219,389
CII	$ 747,473,597	$ 737,185,021
BGT	$ 157,239,797	$ 250,200,520
For the year ended October 31, 2009, purchases and sales of US govern-
ment securities were as follows:

		Purchases		Sales
BTZ		$ 494,173		$ 482,813
Transactions in options written for the year ended October 31, 2009 for
BTZ and CII were as follows:
	BTZ			CII
		Premiums		Premiums
Call Options Written	Contracts	Received Contracts		Received
Outstanding options written,
beginning of year	1,150	$ 4,556,037	1,225 $ 3,449,258
Options written	14,750	32,565,145	696,648	122,618,221
Options exercised	—	—	(247,949)	(19,106,119)
Options expired	(1,905)	(4,347,543) (182,483)		(21,102,291)
Options closed	(13,595)	(31,945,600) (150,354)		(76,665,610)
Outstanding options written,
end of year	400	$828,039	117,087	$9,193,459
				CII
				Premiums
Put Options Written			Contracts	Received
Outstanding options written, beginning of year			—	—
Options written			1,350 $	80,744
Options exercised			(1,350)	(80,744)
Outstanding options written, end of year			—	—
5. Commitments:
BGT invests in floating rate loans. In connection with these investments, the Fund may, with its Manager, also enter into unfunded corporate loans
(“commitments”). Commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. In con-
nection with these commitments, the Fund earns a commitment fee, typi-
cally set as a percentage of the commitment amount. Such fee income, which is classified in the Statements of Operations as facility and other fees, is recognized ratably over the commitment period. As of October 31,
2009, the Fund had the following unfunded loan commitments:
				Value of
		Underlying		Underlying
		Commitment		Loan
		(000)		(000)
Delphi Acquisition Holding IBV		$368		$306
NVT Networks LLC Exit Term Loan		$ 50		$ 51
Smurfit-Stone Container Enterprises, Inc.,
U.S. Term Loan Debtor in Possession		$910		$900
6. Concentration, Market and Credit Risk:
PSY, BPP and BTZ invest a significant portion of their assets in securities in the financials sector and BGT invests a significant portion of its assets in securities in the media sector. Please see the Schedules of Investments for these securities. Changes in economic conditions affecting the finan-
cials and media sectors would have a greater impact on the respective
Funds and could affect the value, income and/or liquidity of positions in such securities.
In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Funds may decline in response to

ANNUAL REPORT OCTOBER 31, 2009 53

Notes to Financial Statements (continued)

certain events, including those directly involving the issuers whose securi-
ties are owned by the Funds; conditions affecting the general economy;
overall market changes; local, regional or global political, social or eco-
nomic instability; and currency and interest rate and price fluctuations.
Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open trans-
actions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

7. Capital Share Transactions:

PSW, PSY and CII are authorized to issue 200 million of $0.10 par value shares, all of which initially were classified as Common Shares. The Boards of PSW and PSY are authorized to classify and reclassify any unissued shares. In this regard, the Boards of PSW and PSY have reclassified 5,460 and 22,000 shares, respectively, of unissued shares as Preferred Shares.
There are an unlimited number of $0.001 par value shares authorized for
BPP, BTZ and BGT.

Common Shares
At October 31, 2009, the shares owned by an affiliate of the Manager of the Funds were as follows:
			Shares
PSW			7,656
PSY			7,927
BTZ			4,817
CII			23,362
BGT			8,239
Shares issued and outstanding during the years ended October 31, 2009 and October 31, 2008 for PSW and PSY and the year ended October 31,
2009, the period January 1, 2008 to October 31, 2008 and the year ended
December 31, 2007 for BPP, CII and BGT increased by the following amounts as a result of dividend reinvestment:
	October 31,	October 31,	December 31,
	2009	2008	2007
PSW	20,060	—	N/A
PSY	200,878	—	N/A
BPP	76,154	5,794	30,981
CII	221,870	—	—
BGT	—	—	42,574
Shares issued and outstanding remained constant for BTZ for the years ended October 31, 2009 and October 31, 2008.

For the year ended October 31, 2009, shares issued and outstanding for
CII increased 30,542,706 as a result of a reorganization as discussed in
Note 1 “CII Reorganization”.

Preferred Shares

The Preferred Shares are redeemable at the option of each Fund, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred
Shares are also subject to mandatory redemption at their liquidation pref-

erence plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabili-
ties of the Fund, as set forth in the Fund’s Statement of Preferences/Articles
Supplementary (“Governing Instrument”), as applicable, are not satisfied.

From time to time in the future, the Funds that have issued Preferred
Shares may effect repurchases of such shares at prices below their liquida-
tion preferences as agreed upon by the Funds and seller. The Funds also may redeem such shares from time to time as provided in the applicable
Governing Instrument. The Funds intend to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements or for such other reasons as the Board may determine.

The holders of Preferred Shares have voting rights equal to the holders of
Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors/Trustees for each Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred
Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares,
(b) change a Fund’s subclassification as a closed-end investment com-
pany or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

PSW, PSY, BPP, BTZ and BGT had the following series of Preferred Shares outstanding, effective yields and reset frequency as of October 31, 2009:
				Reset
		Preferred	Effective	Frequency
	Series	Shares	Yield	Days
PSW	M7	805	1.48%	7
	T7	805	1.48%	7
PSY	M7	861	1.48%	7
	T7	861	1.48%	7
	W7	861	1.47%	7
	TH7	861	1.47%	7
	F7	861	1.48%	7
	W28	1,228	1.49%	28
	TH28	1,228	1.49%	28
BPP	T7	939	0.24%	7
	W7	939	0.24%	7
	R7	939	0.26%	7
BTZ	T7	2,310	1.48%	7
	W7	2,310	1.47%	7
	R7	2,310	1.47%	7
	F7	2,310	1.48%	7
BGT	T7	784	1.48%	7
	W7	784	1.47%	7
	R7	784	1.47%	7

Dividends on seven-day and 28-day Preferred Shares are cumulative at a rate that is reset every seven or 28 days, respectively, based on the results of an auction. If the Preferred Shares fail to clear the auction on an auction date, the affected Fund is required to pay the maximum applicable rate on the Preferred Shares to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned. The maxi-
mum applicable rate on Preferred Shares are as follows: for PSW, PSY and
BGT, the higher of 125% times or 1.25% plus the Telerate/BBA LIBOR rate;
for BPP 150% of the interest equivalent of the 30-day commercial paper rate and for BTZ, the higher of 150% times or 1.25% plus the Telerate/BBA

54 ANNUAL REPORT OCTOBER 31, 2009

Notes to Financial Statements (continued)
LIBOR rate. The low, high and average dividend rates for the year ended
October 31, 2009, were as follows:
	Series	Low	High	Average
PSW	M7	1.48%	3.39%	1.62%
	T7	1.48%	3.34%	1.63%
PSY	M7	1.48%	3.39%	1.63%
	T7	1.48%	3.34%	1.63%
	W7	1.47%	3.27%	1.63%
	TH7	1.47%	2.89%	1.62%
	F7	1.48%	2.57%	1.62%
	W28	1.49%	4.53%	1.70%
	TH28	1.49%	5.76%	1.84%
BPP	T7	0.23%	4.21%	0.64%
	W7	0.24%	4.07%	0.60%
	R7	0.20%	4.09%	0.59%
BTZ	T7	1.48%	3.34%	1.63%
	W7	1.47%	3.27%	1.66%
	R7	1.47%	2.89%	1.65%
	F7	1.48%	2.57%	1.64%
BGT	T7	1.48%	3.34%	1.62%
	W7	1.47%	3.27%	1.66%
	R7	1.47%	2.89%	1.64%

Since February 13, 2008, the Preferred Shares of the Funds failed to clear any of their auctions. As a result, the Preferred Shares dividend rates were reset to the maximum applicable rate, which ranged from 0.20% to 5.76%.
A failed auction is not an event of default for the Funds but it has a nega-
tive impact on the liquidity of Preferred Shares. A failed auction occurs when there are more sellers of a fund’s auction rate preferred shares than buyers. It is impossible to predict how long this imbalance will last. A suc-
cessful auction for the Funds’ Preferred Shares may not occur for some time, if ever, and even if liquidity does resume, Preferred Shareholders may not have the ability to sell the Preferred Shares at their liquidation preference.

The Funds may not declare dividends or make other distributions on
Common Shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares is less than 200%.

Prior to December 22, 2008, the Funds paid commissions to certain broker-dealers at the end of each auction at an annual rate of 0.25%, calculated on the aggregate principal amount. On December 22, 2008, commissions paid to broker-dealers on Preferred Shares that experience a failed auction were reduced to 0.15% on the aggregate principal amount.
Subsequently, certain broker-dealers have individually agreed to further reduce commissions for failed auctions. The Funds will continue to pay commissions of 0.25% on the aggregate principal amount of all shares that successfully clear their auctions. MLPF&S earned commissions for the period November 1, 2008 to December 31, 2008 (after which time Merrill
Lynch was no longer considered an affiliate) as follows:

Commissions
PSW	$14,200
PSY	$42,997
BPP	$13,434
BTZ	$41,221
BGT	$ 683
During the year ended October 31, 2009 the Funds announced the follow-
ing redemptions, as of the date indicated, of Preferred Shares at a price of
$25,000 per share plus any accrued and unpaid dividends through the redemption dates:

March 26, 2009
		Redemption	Shares	Aggregate
	Series	Date	Redeemed	Principal
PSY	M7	4/14/09	107	$2,675,000
	T7	4/15/09	107	$2,675,000
	W7	4/16/09	107	$2,675,000
	TH7	4/13/09	107	$2,675,000
	F7	4/13/09	107	$2,675,000
	W28	5/07/09	153	$3,825,000
	TH28	4/24/09	153	$3,825,000
BPP	T7	4/15/09	267	$6,675,000
	W7	4/16/09	267	$6,675,000
	R7	4/17/09	267	$6,675,000
February 24, 2009
		Redemption	Shares	Aggregate
	Series	Date	Redeemed	Principal
PSW	M7	3/17/09	160	$ 4,000,000
	T7	3/18/09	160	$ 4,000,000
PSY	M7	3/17/09	203	$ 5,075,000
	T7	3/18/09	203	$ 5,075,000
	W7	3/19/09	203	$ 5,075,000
	TH7	3/13/09	203	$ 5,075,000
	F7	3/16/09	203	$ 5,075,000
	W28	4/09/09	292	$ 7,300,000
	TH28	3/27/09	292	$ 7,300,000
November 25, 2008
		Redemption	Shares	Aggregate
	Series	Date	Redeemed	Principal
PSW	M7	12/16/08	400	$10,000,000
	T7	12/17/08	400	$10,000,000
PSY	M7	12/16/08	229	$ 5,725,000
	T7	12/17/08	229	$ 5,725,000
	W7	12/18/08	229	$ 5,725,000
	TH7	12/12/08	229	$ 5,725,000
	F7	12/15/08	229	$ 5,725,000
	W28	12/18/08	327	$ 8,175,000
	TH28	1/02/09	327	$ 8,175,000
BPP	T7	12/17/08	266	$ 6,650,000
	W7	12/18/08	266	$ 6,650,000
	R7	12/19/08	266	$ 6,650,000
During the period ended October 31, 2008, the Funds announced the fol-
lowing redemptions as of May 19, 2008 of Preferred Shares at a price of
$25,000 per share plus any accrued and unpaid dividends through the redemption date:
		Redemption	Shares	Aggregate
	Series	Date	Redeemed	Principal
PSW	M7	6/10/2008	1,365	$34,125,000
	T7	6/11/2008	1,365	$34,125,000
PSY	M7	6/10/2008	1,400	$35,000,000
	T7	6/11/2008	1,400	$35,000,000
	W7	6/05/2008	1,400	$35,000,000
	TH7	6/06/2008	1,400	$35,000,000
	F7	6/09/2008	1,400	$35,000,000
	W28	6/05/2008	2,000	$50,000,000
	TH28	6/20/2008	2,000	$50,000,000
BPP	T7	6/11/2008	1,472	$36,800,000
	W7	6/12/2008	1,472	$36,800,000
	R7	6/13/2008	1,472	$36,800,000
BTZ	T7	6/11/2008	2,310	$57,750,000
	W7	6/12/2008	2,310	$57,750,000
	R7	6/13/2008	2,310	$57,750,000
	F7	6/09/2008	2,310	$57,750,000
BGT	T7	6/11/2008	2,462	$61,550,000
	W7	6/12/2008	2,462	$61,550,000
	R7	6/13/2008	2,462	$61,550,000

ANNUAL REPORT OCTOBER 31, 2009 55

Notes to Financial Statements (continued)

All of the Funds, except BGT, financed the Preferred Share redemptions with cash received from reverse repurchase agreements. BGT financed the
Preferred Share redemptions with cash received from a loan.

Preferred Shares issued and outstanding for the year ended December 31,
2007 for BGT and BPP remained constant.

8. Borrowings:

On May 16, 2008, BGT renewed its revolving credit and security Agreement
(“Citicorp Agreement”) pursuant to a commercial paper asset securitization program with Citicorp North America, Inc. (“Citicorp”), as Agent, certain sec ondary backstop lenders and certain asset securitization conduits, as lenders (the “Lenders”). The agreement was renewed for one year and at the time of renewal had a maximum limit of $190 million.

Under the Citicorp Agreement, the conduits funded advances to the Fund through the issuance of highly rated commercial paper. The Fund had granted a security interest in substantially all of its assets to, and in favor of, the Lenders as security for its obligations to the Lenders. The interest rate on the Fund’s borrowings was based on the interest rate carried by commercial paper plus a program fee. Effective December 5, 2008, the
Fund renegotiated certain terms of the Citicorp Agreement and reduced the commitment amount to $134 million.

On March 5, 2009, BGT terminated its revolving credit agreement with
Citicorp and entered into a senior committed secured, 364-day revolving line of credit and a separate security agreement with State Street Bank and Trust Company (“SSB”). The SSB line of credit provides the Fund with a maximum commitment of $134 million. The Fund has granted a security interest in substantially all of its assets to SSB.

Advances are made by SSB to BGT at BGT’s option at either (a) the higher of 1.00% above the Fed Effective Rate or 1.00% above the Overnight LIBOR
Rate and (b) 1.00% above 7-day, 30-day, or 60-day LIBOR Rate. In addi-
tion, BGT pays a facility fee and a commitment fee based upon SSB’s total commitment to BGT. The fees associated with each of the agreements are included in the Statements of Operations as borrowing costs. Advances to
BGT as of October 31, 2009 are shown in the Statements of Assets and
Liabilities as loan payable. For the year ended October 31, 2009, the daily weighted average interest rate was 2.15%.

Under the Investment Company Act of 1940, BGT may not declare divi-
dends or make other distributions on Common Shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding indebtedness is less than 300%.

For the year ended October 31, 2009, the daily weighted average interest rates for Funds with reverse repurchase agreements were as follows:

PSW	1.93%
PSY	1.45%
BPP	2.38%
BTZ	2.33%

9. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of October 31, 2009 attributable to accounting for swap agreements, the classification of investments, foreign currency transactions and non-deductible expenses were reclassified to the following accounts:

		PSW	PSY	BPP	BTZ	CII	BGT
Paid-in capital		—	$ (3,858)	—	—	$ (7,879)	—
Undistributed (distributions in excess of) net investment income		$ (254,371)	$ (1,436,139)	$ (3,866,202)	$ (1,415,793)	$ 7,879	$ (3,185,823)
Accumulated net realized loss		$ 254,371	$ 1,439,997	$ 3,866,202	$ 1,415,793	—	$ 3,185,823
The tax character of distributions paid during the periods ended October 31, 2009 and 2008 for all Funds and December 31, 2007 for BPP, CII and BGT
were as follows:
		PSW	PSY	BPP	BTZ	CII	BGT
Ordinary income
10/31/2009		$ 9,272,893	$ 48,928,499	$ 18,039,320	$ 52,227,765	$ 52,962,484	$ 28,934,349
10/31/2008		$ 17,443,001	$ 66,768,898	$ 20,860,160	$ 63,957,649	$ 7,846,070	$ 29,676,182
12/31/2007		—	—	$ 40,678,314	—	$ 5,911,539	$ 39,557,202
Long-term capital gains
10/31/2009		—	—	—	—	$ 10,276,199	—
10/31/2008		—	—	—	—	$ 2,596,353	—
12/31/2007		—	—	$ 400,000	—	$ 23,835,961	—
Tax return of capital
10/31/2009		$ 1,345,345	$ 116,310	$ 4,250,036	$ 24,678,883	$ 19,660,314	$ 9,994,857
10/31/2008		$ 545,246	$ 9,002,427	$ 5,480,035	$ 43,518,226	$ 7,292,188	—
12/31/2007		—	—	$ 2,820,986	—	—	$ 8,473,282
Total distributions
10/31/2009		$ 10,618,238	$ 49,044,809	$ 22,289,356	$ 76,906,648	$ 82,898,997	$ 38,929,206
10/31/2008		$ 17,988,247	$ 75,771,325	$ 26,340,195	$ 107,475,875	$ 17,734,611	$ 29,676,182
12/31/2007		—	—	$ 43,899,300	—	$ 29,747,500	$ 48,030,484
56	ANNUAL REPORT			OCTOBER 31, 2009

Notes to Financial Statements (concluded)
As of October 31, 2009, the tax components of accumulated net losses were as follows:
		PSW	PSY	BPP	BTZ	CII	BGT
Capital loss carryforwards		$(127,842,748)	$(447,757,170)	$(185,378,942)	$(387,036,152)	$(106,212,859)	$ (73,270,778)
Net unrealized losses*		(13,773,056)	(85,650,823)	(34,137,626)	(95,975,896)	(83,448,589)	(41,417,420)
Total		$(141,615,804)	$(533,407,993)	$(219,516,568)	$(483,012,048)	$(189,661,448)	$(114,688,198)
* The differences between book-basis and tax-basis net unrealized losses were attributable primarily to the tax deferral of losses on wash sales, the amortization methods for premi-
ums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/(losses) on certain futures and foreign currency contracts, the timing and recognition of partnership income, the accounting for swap agreements, the deferral of compensation to trustees and directors, the classi-
fication of investments and other temporary differences.
As of October 31, 2009, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:
Expires October 31,		PSW	PSY	BPP	BTZ	CII	BGT
2011		$ 1,276,621	—	—	—	—	—
2012		10,243,141	$ 62,733,648	—	—	—	—
2013		5,058,900	17,911,331	—	—	—	—
2014		8,481,628	12,145,117	—	—	—	—
2015		6,724,694	19,582,978	$ 18,184,893	$ 49,741,712	—	$ 3,268,804
2016		40,232,230	140,413,242	58,197,929	113,355,213	$ 26,706,998	24,616,531
2017		55,825,534	194,970,854	108,996,120	223,939,227	79,505,861	45,385,443
Total		$ 127,842,748	$ 447,757,170	$ 185,378,942	$ 387,036,152	$ 106,212,859	$ 73,270,778
10. Subsequent Events:
Management’s evaluation of the impact of all subsequent events on the
Funds’ financial statements was completed through December 28, 2009, the date the financial statements were issued.
The Funds paid net investment income dividends on November 30, 2009 to shareholders of record on November 13, 2009 as follows:
		Common
		Dividend
		Per Share
PSW		$0.0600
PSY		$0.0750
BPP		$0.0725
BTZ		$0.1000
BGT		$0.0675
The dividends declared on Preferred Shares for the period November 1,
2009 through November 30, 2009 were as follows:
		Dividends
	Series	Declared
PSW	M7	$23,880
	T7	$23,790
PSY	M7	$25,541
	T7	$25,445
	W7	$25,452
	TH7	$25,446
	F7	$25,573
	W28	$36,859
	TH28	$36,888
BPP	T7	$ 4,435
	W7	$ 4,317
	R7	$ 4,431
BTZ	T7	$68,268
	W7	$68,285
	R7	$68,497
	F7	$68,228
BGT	T7	$23,175
	W7	$23,172
	R7	$23,175
ANNUAL REPORT				OCTOBER 31, 2009			57

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees/Directors of:
BlackRock Credit Allocation Income Trust I, Inc.
BlackRock Credit Allocation Income Trust II, Inc.
BlackRock Credit Allocation Income Trust III
BlackRock Credit Allocation Income Trust IV
Blackrock Enhanced Capital and Income Fund, Inc., and
BlackRock Floating Rate Income Trust
(Collectively the “Trusts”):

We have audited the accompanying statements of assets and liabilities of BlackRock Credit Allocation Income Trust I, Inc. (formerly BlackRock
Preferred and Corporate Income Strategies Fund, Inc.) and BlackRock
Credit Allocation Income Trust II, Inc. (formerly BlackRock Preferred Income
Strategies Fund, Inc.), including the schedules of investments, as of
October 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. We have also audited the accom-
panying statement of assets and liabilities of BlackRock Credit Allocation
Income Trust III (formerly BlackRock Preferred Opportunity Trust), including the schedule of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, for the period January 1,
2008 to October 31, 2008, and for the year ended December 31, 2007, and the financial highlights for the year ended October 31, 2009, for the period January 1, 2008 to October 31, 2008, and for each of the four years in the period ended December 31, 2007. We have also audited the accompanying statement of assets and liabilities of BlackRock Credit
Allocation Income Trust IV (formerly BlackRock Preferred and Equity
Advantage Trust), including the schedule of investments, as of October 31,
2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period ended October 31, 2009, and for the period December 27,
2006 (commencement of operations) to October 31, 2007. We have also audited the accompanying statement of assets and liabilities of BlackRock
Enhanced Capital and Income Fund, Inc., including the schedule of invest-
ments, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, for the period January 1, 2008 to October 31, 2008, and for the year ended December 31, 2007, and the financial highlights for the year ended October 31, 2009, for the period January 1, 2008 to October
31, 2008, for each of the three years in the period ended December 31,
2007, and for the period April 30, 2004 (commencement of operations) to
December 31, 2004. We have also audited the accompanying statements of assets and liabilities of BlackRock Floating Rate Income Trust (formerly
BlackRock Global Floating Rate Income Trust), including the schedule of investments, as of October 31, 2009, and the related statement of opera-
tions and cash flows for the year then ended, the statements of changes in net assets for the year then ended, for the period January 1, 2008 to
October 31, 2008, and for the year ended December 31, 2007, and the financial highlights for the year ended October 31, 2009, for the period
January 1, 2008 to October 31, 2008, for each of the three years in the period ended December 31, 2007, and for the period August 30, 2004
(commencement of operations) to December 31, 2004. These financial statements and financial highlights are the responsibility of the Trusts’ man-
agement. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial high-
lights of BlackRock Credit Allocation Income Trust I, Inc. and BlackRock
Credit Allocation Income Trust II, Inc., for the year ended October 31, 2005 were audited by other auditors whose report, dated December 9, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform an audit of their internal control over financial report-
ing. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting.
Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and signifi-
cant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures include confirmation of the securities owned as of October 31, 2009, by correspondence with the custodian and financial intermediaries; where replies were not received from financial intermediaries, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
BlackRock Credit Allocation Income Trust I, Inc. and BlackRock Credit
Allocation Income Trust II, Inc., the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. Additionally, in our
opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock
Credit Allocation Income Trust III, the results of its operations for the year then ended, the changes in its net assets for the year then ended, for the period January 1, 2008 to October 31, 2008, and for the year ended December 31, 2007, and the financial highlights for the year ended
October 31, 2009, for the period January 1, 2008 to October 31, 2008, and for each of the four years in the period ended December 31, 2007, in conformity with accounting principles generally accepted in the United
States of America. Additionally, in our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Credit Allocation Income Trust IV, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial high-
lights for each of the two years in the period then ended, and for the period

58 ANNUAL REPORT OCTOBER 31, 2009

Report of Independent Registered Public Accounting Firm (concluded)

December 27, 2006 (commencement of operations) to October 31, 2007, in conformity with accounting principles generally accepted in the United
States of America. Additionally, in our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Enhanced Capital and Income Fund,
Inc., the results of its operations for the year then ended, the changes in its net assets for the year then ended, for the period January 1, 2008 to
October 31, 2008, and for the year ended December 31, 2007, and the financial highlights for the year ended October 31, 2009, for the period
January 1, 2008 to October 31, 2008, for each of the three years in the period ended December 31, 2007, and for the period April 30, 2004
(commencement of operations) to December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.
Additionally, in our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Floating Rate Income Trust, the results of its operations and its cash flows for the year then ended, the changes in its net assets for the year then ended, for the period January 1, 2008 to October 31, 2008, and for the year ended December 31, 2007, and the financial highlights for the year ended October 31, 2009, for the period January 1, 2008 to October
31, 2008, for each of the three years in the period ended December 31,
2007, and for the period August 30, 2004 (commencement of operations)
to December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
December 28, 2009

Important Tax Information (Unaudited)
The following information is provided with respect to the ordinary income distributions paid by the Funds for the taxable year ended
October 31, 2009:
	PSW	PSY	BPP	BTZ	CII	BGT
Qualified Dividend Income for Individuals*
Months Paid:
November – December 2008†	28.71%	32.86%	43.81%	38.14%	27.56%	—
January – October 2009	28.16%	23.53%	55.05%	63.22%	33.97%	—
Dividends Received Deductions for Corporations*
Months Paid:
November – December 2008†	14.15%	17.08%	13.42%	2.49%	26.00%	—
January – October 2009	9.43%	11.78%	17.49%	37.17%	31.13%	—
Interest-Related Dividends and Qualified Short-Term Capital Gains
for Non-U.S. Residents**
Months Paid:
November – December 2008†	51.30%	55.03%	41.66%	29.12%	—	46.19%
January – October 2009	61.37%	63.14%	53.10%	54.52%	100%	100%
* The Funds hereby designate the percentage indicated above or the maximum amount allowable by law.
** Represents the portion of taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
† Includes dividend paid on January 9, 2009 to PSW, PSY, BPP, BTZ, and BGT Common Shareholders.
Additionally, of the CII distributions paid between March and September 2009, 16.53% represented long-term capital gains.
ANNUAL REPORT				OCTOBER 31, 2009			59

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors or the Board of Trustees, as the case may be, (each, a “Board” and, collectively, the “Boards,” and the members of which are referred to as “Board Members”) of each of BlackRock Credit Allocation
Income Trust I, Inc. (formerly BlackRock Preferred and Corporate Income
Strategies Fund, Inc.) (“PSW”), BlackRock Credit Allocation Income Trust
II, Inc. (formerly BlackRock Preferred Income Strategies Fund, Inc.) (“PSY”),
BlackRock Credit Allocation Income Trust III (formerly BlackRock Preferred
Opportunity Trust) (“BPP”), BlackRock Credit Allocation Income Trust IV (for-
merly BlackRock Preferred and Equity Advantage Trust) (“BTZ”), BlackRock
Enhanced Capital and Income Fund, Inc. (“CII”) and BlackRock Floating
Rate Income Trust (“BGT,” and together with PSW, PSY, BPP, BTZ, and CII, each a “Fund” and, collectively, the “Funds”) met on April 14, 2009,
May 28 – 29, 2009 and August 25 – 26, 2009 to consider the approval of its respective Fund’s investment advisory agreement (each, an “Advisory
Agreement”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board of each of PSW, PSY, BPP, BTZ, CII and BGT also considered the approval of a sub-advisory agreement (each, a “Sub-
Advisory Agreement”) among its respective Fund, the Manager and one or both of the following sub-advisors, as the case may be: BlackRock
Financial Management, Inc.; and BlackRock Investment Management, LLC
(each, a “Sub-Advisor”). The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory
Agreements are referred to herein as the “Agreements.” Unless otherwise indicated, references to actions taken by the “Board” or the “Boards” shall mean each Board acting independently with respect to its Fund.

Activities and Composition of the Boards

Each Board consists of twelve individuals, ten of whom are not “interested persons” of the Funds as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The
Board Members of each Fund are responsible for the oversight of the oper-
ations of such Fund and perform the various duties imposed on the direc-
tors of investment companies by the 1940 Act. The Independent Board
Members have retained independent legal counsel to assist them in con-
nection with their duties. The Chairman of each Board is an Independent
Board Member. Each Board has established five standing committees: an
Audit Committee, a Governance and Nominating Committee, a Compliance
Committee, a Performance Oversight Committee and an Executive
Committee, each of which is composed of Independent Board Members
(except for the Executive Committee, which has one interested Board
Member) and is chaired by an Independent Board Member. In addition, the Boards of certain of the Funds have established an Ad Hoc Committee on Auction Market Preferred Shares.

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, each
Board assessed, among other things, the nature, scope and quality of the services provided to its respective Fund by the personnel of BlackRock and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

Throughout the year, the Boards, acting directly and through their commit-
tees, consider at each of their meetings factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their share-
holders. Among the matters the Boards considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior manage-
ment and portfolio managers’ analysis of the reasons for any out perform-
ance or underperformance against its peers; (b) fees, including advisory and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center and fund accounting; (c) the Funds’ operating expenses; (d) the resources devoted to, and compliance reports relating to, the Funds’ investment objectives, policies and restrictions; (e) the Funds’
compliance with their Code of Ethics and compliance policies and proce-
dures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of port-
folio transactions and, as applicable, the use of brokerage commissions;
(j) BlackRock’s implementation of the Funds’ valuation and liquidity proce-
dures; and (k) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 14, 2009 meeting, each Board requested and received materials specifically relating to the Agreements.
Each Board is engaged in an ongoing process with BlackRock to continu-
ously review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the
April meeting included (a) information independently compiled and pre-
pared by Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the invest-
ment performance of each Fund as compared with a peer group of funds as determined by Lipper and, where applicable, a customized peer group selected by BlackRock (collectively, “Peers”); (b) information on the profit-
ability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as well as the performance of such other clients; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock; and (f) an internal comparison of management fees classified by Lipper, if applicable.

At an in-person meeting held on April 14, 2009, each Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 14, 2009 meeting, the Boards presented BlackRock with questions and requests for additional informa-
tion and BlackRock responded to these requests with additional written information in advance of the May 28 – 29, 2009 Board meeting.

At an in-person meeting held on May 28 – 29, 2009, the Boards of each of BGT, BPP, BTZ and CII, including the Independent Board Members, unani-
mously approved the continuation of the Advisory Agreement between the

60 ANNUAL REPORT OCTOBER 31, 2009

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

Manager and such Fund and the Sub-Advisory Agreement among such
Fund, the Manager and the Sub-Advisor(s), as applicable, each for a one-
year term ending June 30, 2010. The Boards considered all factors they believed relevant with respect to the Funds, including, among other factors:
(a) the nature, extent and quality of the services provided by BlackRock;
(b) the investment performance of the Fund and BlackRock portfolio man-
agement; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from their relationship with the Fund; (d) economies of scale; and (e) other factors.

Each Board also considered other matters it deemed important to the approval process, such as services related to the valuation and pricing of its respective Fund’s portfolio holdings, direct and indirect benefits to
BlackRock and its affiliates and significant shareholders from their relation ship with such Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

At the in-person meeting held on May 28 – 29, 2009, the Boards of each of PSY and PSW held extended discussions of the long- and short-term performance of PSY and PSW and the future prospects for the investment policies of such Funds with respect to investing in primarily preferred stocks. At such meeting, the Boards of each of PSY and PSW approved the continuation of the Advisory Agreement between the Manager and each such Fund and the Sub-Advisory Agreement among such Fund, the
Manager and the Sub-Advisor(s) on an interim basis for a three-month period ended September 30, 2009. In taking such action, the Boards of each of PSY and PSW noted that the interim approval of the Agreements was intended to allow and encourage BlackRock to explore various alter-
natives for the future management of PSY and PSW, and to report back to the Boards with recommendations at the Boards’ next regularly scheduled in-person meetings.

At an in-person meeting of the Boards of each of PSY and PSW on
August 25 – 26, 2009, BlackRock recommended changing certain investment policies of PSY and PSW by removing their non-fundamental investment policies requiring that they invest at least 80% of their respec-
tive assets in preferred securities and adopting a new non-fundamental policy requiring that PSY and PSW invest at least 80% of their respective total assets in credit-related securities, including, but not limited to, investment grade corporate bonds, high yield bonds, bank loans, preferred securities or convertible bonds or derivatives with economic characteristics similar to these credit-related securities. As a result of these investment policy amendments, PSY and PSW were proposed to be renamed
BlackRock Credit Allocation Income Trust I, Inc. and BlackRock Credit
Allocation Income Trust II, Inc., respectively, to reflect their new portfolio characteristics.

After considering BlackRock’s proposed changes for PSY and PSW and recalling their deliberations with respect to PSY and PSW at the April and May Board meetings, the Board of each such Fund, including the

Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and such Fund and the Sub-
Advisory Agreement among such Fund, the Manager and the Sub-Advisor(s), each for a nine-month term ending June 30, 2010.

A. Nature, Extent and Quality of the Services: Each Board, including its
Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of its respective Fund. Throughout the year, each Board compared its respective Fund’s performance to the perform-
ance of a comparable group of closed-end funds, and the performance of a relevant benchmark, if any. The Boards met with BlackRock’s senior man-
agement personnel responsible for investment operations, including the senior investment officers. Each Board also reviewed the materials provided by its respective Fund’s portfolio management team discussing such Fund’s performance and such Fund’s investment objective, strategies and outlook.

Each Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and its respective
Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board also reviewed a general description of BlackRock’s compensation structure with respect to its respective Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, each Board considered the quality of the administrative and non-investment advisory services provided to its respec-
tive Fund. BlackRock and its affiliates and significant shareholders provide the Funds with certain administrative and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In addition to investment advisory services, BlackRock and its affiliates provide the Funds with other services, including (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) prepar-
ing communications with analysts to support secondary market trading of the Funds; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) pro-
viding legal and compliance support; and (viii) performing other adminis-
trative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements, and call center services.
The Boards reviewed the structure and duties of BlackRock’s fund adminis-
tration, accounting, legal and compliance departments and considered
BlackRock’s policies and procedures for assuring compliance with applica-
ble laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board,
including its Independent Board Members, also reviewed and considered the performance history of its respective Fund. In preparation for the April 14,

ANNUAL REPORT OCTOBER 31, 2009 61

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

2009 meeting, the Boards were provided with reports, independently pre-
pared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, each
Board received and reviewed information regarding the investment per-
formance of its respective Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in such Fund’s applicable Lipper category and, where applicable, a customized peer group selected by BlackRock. Each Board was provided with a description of the methodology used by Lipper to select peer funds. Each Board regularly reviews the performance of its respective Fund throughout the year.

The Board of BTZ noted that, in general, BTZ performed better than its Peers in that the performance of BTZ was at or above the median of its customized
Lipper peer group in both the one-year and since inception periods reported.

The Board of CII noted that, in general, CII performed better than its Peers in that the performance of CII was at or above the median of its Lipper
Performance Universe in two of the one-year, three-year and since incep-
tion periods reported.

The Board of BGT noted that, in general, BGT performed better than its
Peers in that the performance of BGT was at or above the median of its
Lipper Performance Universe in each of the one-year, three-year and since inception periods reported.

The Board of each of PSW, PSY, and BPP noted that PSW, PSY, and BPP performed below the median of their respective customized Lipper peer group in the one-, three- and five-year periods reported. The Board of each of PSW, PSY, and BPP, and BlackRock reviewed the reasons for PSW’s,
PSY’s, and BPP’s underperformance during these periods compared with their respective Peers. Each Board was informed that, among other things,
PSW’s, PSY’s, and BPP’s respective underweight position to retail preferreds negatively impacted each such Fund.

For PSW, PSY and BPP, the Board of each respective Fund and BlackRock discussed BlackRock’s commitment to providing the resources necessary to assist the portfolio managers and to improve each such Fund’s per-
formance, including the changes to PSW’s and PSY’s non-fundamental investment policies.

C. Consideration of the Advisory Fees and the Cost of the Services
and Profits to be Realized by BlackRock and its Affiliates from their
Relationship with the Funds: Each Board, including its Independent
Board Members, reviewed its respective Fund’s contractual advisory fee rates compared with the other funds in its respective Lipper category.
Each Board also compared its respective Fund’s total expenses, as well as actual management fees, to those of other comparable funds. Each
Board considered the services provided and the fees charged by
BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Funds. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitabil-
ity with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2008 compared to available aggregate profitability data provided for the year ended December 31, 2007. The
Boards reviewed BlackRock’s profitability with respect to other fund com-
plexes managed by the Manager and/or its affiliates. The Boards reviewed
BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Manager, the types of funds managed, expense allocations and busi-
ness mix, and therefore comparability of profitability is somewhat limited.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information is available, the Boards considered BlackRock’s overall operat-
ing margin, in general, compared to the operating margin for leading invest-
ment management firms whose operations include advising closed-end funds, among other product types. The comparison indicated that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded com-
petitors. In addition, the Boards considered, among other things, certain third-party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms, which concluded that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Boards considered the cost of the services provided to the
Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Funds and the other funds advised by
BlackRock and its affiliates. As part of their analysis, the Boards reviewed
BlackRock’s methodology in allocating its costs to the management of the
Funds. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment manage-
ment personnel to perform its obligations under the Agreements and to con-
tinue to provide the high quality of services that is expected by the Boards.

The Boards of each of BGT, BPP, BTZ, CII, PSY and PSW noted that its respective Fund paid contractual management fees, which do not take into account any expense reimbursement or fee waivers, lower than or equal to the median contractual management fees paid by such Fund’s Peers.

D. Economies of Scale: Each Board, including its Independent Board
Members, considered the extent to which economies of scale might be realized as the assets of its respective Fund increase and whether there should be changes in the advisory fee rate or structure in order to enable such Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the assets of such
Fund. The Boards considered that the funds in the BlackRock fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Boards also considered
BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.

62 ANNUAL REPORT OCTOBER 31, 2009

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

The Boards noted that most closed-end fund complexes do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering and each fund is man-
aged independently, consistent with its own investment objectives. The
Boards noted that only one closed-end fund in the Fund Complex has breakpoints in its fee structure. Information provided by Lipper also revealed that only one closed-end fund complex used a complex-level breakpoint structure.

E. Other Factors: The Boards also took into account other ancillary or “fall-
out” benefits that BlackRock or its affiliates and significant shareholders may derive from their relationship with the Funds, both tangible and intan-
gible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affili-
ates and significant shareholders as service providers to the Funds, includ-
ing for administrative and distribution services. The Boards also noted that
BlackRock may use third-party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

In connection with their consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar prac-
tices. The Boards received reports from BlackRock, which included informa-
tion on brokerage commissions and trade execution practices throughout the year.

Conclusion

Each Board, including its Independent Board Members, unanimously approved the continuation of the Advisory Agreement between its respec-
tive Fund and the Manager for a one-year term ending June 30, 2010, in the case of BGT, BPP, BTZ and CII, and for a three-month interim period followed by a nine-month term ending June 30, 2010 for each of PSW and PSY, and, where applicable, the Sub-Advisory Agreement among such
Fund, the Manager and such Fund’s Sub-Advisor(s) for a one-year term ending June 30, 2010, in the case of BGT, BPP, BTZ and CII, and for a three-month interim period followed by a nine-month term ending June 30,
2010 for each of PSW and PSY. Based upon its evaluation of all these fac-
tors in their totality, each Board, including its Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of its respective Fund and its shareholders. In arriving at a decision to approve the Agreements, each Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The
Independent Board Members were also assisted by the advice of inde-
pendent legal counsel in making this determination. The contractual fee arrangements for each Fund reflects the results of several years of review by such Fund’s Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board
Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board
Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

ANNUAL REPORT OCTOBER 31, 2009 63

Automatic Dividend Reinvestment Plans

For PSW, PSY and CII

PSW, PSY and CII offer a Dividend Reinvestment Plan (the “Plan”) under which income and capital gains dividends paid by a Fund are automati-
cally reinvested in additional Common Shares of the Fund. The Plan is administered on behalf of the shareholders by BNY Mellon Shareowner
Services for CII and Computershare Trust Company, N.A. for PSW and PSY
(individually, the “Plan Agent” or together, the “Plan Agents”). Under the Plan, whenever a Fund declares a dividend, participants in the Plan will receive the equivalent in Common Shares of the Fund. The Plan Agents will acquire the shares for the participant’s account either (i) through receipt of addi-
tional unissued but authorized shares of the Funds (“newly issued shares”)
or (ii) by purchase of outstanding Common Shares on the open market on the New York Stock Exchange, as applicable, or elsewhere. If, on the divi-
dend payment date, the Fund’s net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions
(a condition often referred to as a “market premium”), the Plan Agents will invest the dividend amount in newly issued shares. If the Fund’s net asset value per share is greater than the market price per share (a condition often referred to as a “market discount”), the Plan Agents will invest the dividend amount by purchasing on the open market additional shares. If the Plan
Agents are unable to invest the full dividend amount in open market pur-
chases, or if the market discount shifts to a market premium during the purchase period, the Plan Agents will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder’s account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan is automatic, that is, a shareholder is automati-
cally enrolled in the Plan when he or she purchases shares of Common
Shares of the Funds unless the shareholder specifically elects not to partici-
pate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan must advise their Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the
Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

The Plan provides an easy, convenient way for shareholders to make addi-
tional, regular investments in the Funds. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the
Plan receive voting rights. In addition, if the market price plus commissions of a Fund’s shares is above the net asset value, participants in the Plan will receive shares of the Funds for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares avail-
able in the market to make distributions in shares at prices below the net asset value. Also, since the Funds do not redeem shares, the price on resale may be more or less than the net asset value.

There are no enrollment fees or brokerage fees for participating in the
Plan. The Plan Agents’ service fees for handling the reinvestment of distri-
butions are paid for by the Funds. However, brokerage commissions may be incurred when the Funds purchase shares on the open market and share-
holders will pay a pro rata share of any such commissions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable
(or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. If, when the Funds’ shares are trading at a market premium, the
Funds issue shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Funds’ shares) could be viewed as a taxable distri-
bution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan.
Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allo-
cable share of the discount.

All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at the following addresses:
Shareholders of CII should contact BNY Mellon Shareowner Services, P.O.
Box 385035, Pittsburgh, PA 15252-8035 Telephone: (866) 216-0242
and shareholders of PSW and PSY should contact Computershare Trust
Company, N.A., P.O. Box 43078, Providence, RI 02940-3078 Telephone:
(800) 699-1BFM or overnight correspondence should be directed to the
Plan Agent at 250 Royall Street, Canton, MA 02021.

For BPP, BTZ and BGT

Pursuant to the Plan of BPP, BTZ and BGT (the “Funds”), shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Plan Agent”)
in the respective Fund’s shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the
Plan Agent, which serves as agent for the shareholders in administering the Plan.

After the Funds declare a dividend or determine to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ account, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by open market purchases. If, on the dividend payment date, the net asset value per share NAV is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants.
The number of newly issued shares to be credited to each participant’s

64 ANNUAL REPORT OCTOBER 31, 2009

Automatic Dividend Reinvestment Plans (concluded)

account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the
Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however each Fund reserves the right to amend the Plan to include a service charge payable by the participants. Participants who request a sale of shares through the
Plan Agent are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43078, Providence, RI 02940-3078
or by calling (800) 699-1BFM. All overnight correspondence should be directed to the Plan Agent at 250 Royall Street, Canton, MA 02021.

ANNUAL REPORT OCTOBER 31, 2009 65

Officers and Directors
Number of BlackRock-
Advised Registered
		Length		Investment Companies
	Position(s)	of Time		(“RICs”) Consisting of
Name, Address	Held with	Served as		Investment Portfolios	Public
and Year of Birth	Funds	a Director[2]	Principal Occupation(s) During Past 5 Years	(“Portfolios”) Overseen	Directorships
Non-Interested Directors[1]
Richard E. Cavanagh	Chairman	Since	Trustee, Aircraft Finance Trust since 1999; Director, The Guardian	102 RICS consisting of	Arch Chemical
40 East 52nd Street	of the Board	2007	Life Insurance Company of America since 1998; Trustee, Educational	100 Portfolios	(chemical and allied
New York, NY 10022	and Director		Testing Service from 1997 to 2009 and Chairman from 2005 to 2009		products)
1946			Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer of The Conference Board, Inc. (global business research organization) from 1995 to 2007.
Karen P. Robards	Vice Chair	Since	Partner of Robards & Company, LLC (financial advisory firm) since	102 RICs consisting of	AtriCure, Inc.
40 East 52nd Street	of the Board,	2007	1987; Co-founder and Director of the Cooke Center for Learning and	100 Portfolios	(medical devices);
New York, NY 10022	Chair of		Development, (a not-for-profit organization) since 1987; Director of		Care Investment
1950	the Audit		Enable Medical Corp. from 1996 to 2005.		Trust, Inc. (health
	Committee				care real estate
	and Director				investment trust)
G. Nicholas Beckwith, III	Director	Since	Chairman and Chief Executive Officer, Arch Street Management, LLC	102 RICs consisting of	None
40 East 52nd Street		2007	(Beckwith Family Foundation) and various Beckwith property companies	100 Portfolios
New York, NY 10022			since 2005; Chairman of the Board of Directors, University of Pittsburgh
1945			Medical Center since 2002; Board of Directors, Shady Side Hospital
Foundation since 1977; Board of Directors, Beckwith Institute for
Innovation In Patient Care since 1991; Member, Advisory Council on
Biology and Medicine, Brown University since 2002; Trustee, Claude
Worthington Benedum Foundation (charitable foundation) since 1989;
Board of Trustees, Chatham University since 1981; Board of Trustees,
University of Pittsburgh since 2002; Emeritus Trustee, Shady Side
Academy since 1977; Chairman and Manager, Penn West Industrial
Trucks LLC (sales, rental and servicing of material handling equipment)
from 2005 to 2007; Chairman, President and Chief Executive Officer,
Beckwith Machinery Company (sales, rental and servicing of construction and equipment) from 1985 to 2005; Member of the Board of Directors,
National Retail Properties (REIT) from 2006 to 2007.
Kent Dixon	Director	Since	Consultant/Investor since 1988.	102 RICs consisting of	None
40 East 52nd Street	and Member	2007		100 Portfolios
New York, NY 10022	of the Audit
1937	Committee
Frank J. Fabozzi	Director	Since	Consultant/Editor of The Journal of Portfolio Management since 2006;	102 RICs consisting of	None
40 East 52nd Street	and Member	2007	Professor in the Practice of Finance and Becton Fellow, Yale University,	100 Portfolios
New York, NY 10022	of the Audit		School of Management, since 2006; Adjunct Professor of Finance
1948	Committee		and Becton Fellow, Yale University from 1994 to 2006.
Kathleen F. Feldstein	Director	Since	President of Economics Studies, Inc. (private economic consulting	102 RICs consisting of	The McClatchy
40 East 52nd Street		2007	firm) since 1987; Chair, Board of Trustees, McLean Hospital from	100 Portfolios	Company
New York, NY 10022			2000 to 2008 and Trustee Emeritus thereof since 2008; Member of		(publishing)
1941			the Board of Partners Community Healthcare, Inc. since 2005;
Member of the Corporation of Partners HealthCare since 1995;
Trustee, Museum of Fine Arts, Boston since 1992; Member of the
Visiting Committee to the Harvard University Art Museum since 2003.
James T. Flynn	Director	Since	Chief Financial Officer of JP Morgan & Co., Inc. from 1990 to 1995.	102 RICs consisting of	None
40 East 52nd Street	and Member	2007		100 Portfolios
New York, NY 10022	of the Audit
1939	Committee
Jerrold B. Harris	Director	Since	Trustee, Ursinus College since 2000; Director, Troemner LLC	102 RICs consisting of	BlackRock Kelso
40 East 52nd Street		2007	(scientific equipment)since 2000.	100 Portfolios	Capital Corp.
New York, NY 10022
1942
66	ANNUAL REPORT		OCTOBER 31, 2009

Officers and Directors (continued)
Number of BlackRock-
Advised Registered
		Length		Investment Companies
	Position(s)	of Time		(“RICs”) Consisting of
Name, Address	Held with	Served as		Investment Portfolios	Public
and Year of Birth	Funds	a Director[2]	Principal Occupation(s) During Past 5 Years	(“Portfolios”) Overseen	Directorships
Non-Interested Directors[1] (concluded)
R. Glenn Hubbard	Director	Since	Dean, Columbia Business School since 2004; Columbia faculty	102 RICs consisting of	ADP (data and
40 East 52nd Street		2007	member since 1988; Co-Director, Columbia Business School’s	100 Portfolios	information services),
New York, NY 10022			Entrepreneurship Program from 1997 to 2004; Visiting Professor,		KKR Financial
1958			John F. Kennedy School of Government at Harvard University and the		Corporation (finance),
			Harvard Business School since 1985 and at the University of Chicago		Metropolitan Life
			since 1994; Chairman, U.S. Council of Economic Advisers under the		Insurance Company
			President of the United States from 2001 to 2003.		(insurance)
W. Carl Kester	Director	Since	George Fisher Baker Jr. Professor of Business Administration, Harvard	102 RICs consisting of	None
40 East 52nd Street	and Member	2007	Business School; Deputy Dean for Academic Affairs, since 2006; Unit	100 Portfolios
New York, NY 10022	of the Audit		Head, Finance, Harvard Business School, from 2005 to 2006; Senior
1951	Committee		Associate Dean and Chairman of the MBA Program of Harvard Business
School, from 1999 to 2005; Member of the faculty of Harvard Business
School since 1981; Independent Consultant since 1978.
[1] Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
[2] Date shown is the earliest date a person has served as a director for the Funds covered by this annual report. Following the combination of Merrill Lynch
Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows directors as joining the Funds’ board in 2007, each director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: G. Nicholas Beckwith, III, 1999; Richard E.
Cavanagh, 1994; Kent Dixon, 1988; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard,
2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.
Interested Directors[3]
Richard S. Davis	President	Since	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street	171 RICs	None
40 East 52nd Street	and	2007	Research & Management Company from 2000 to 2005; Chairman of the Board	consisting of
New York, NY 10022	Director		of Trustees, State Street Research Mutual Funds from 2000 to 2005; Chairman,	282 Portfolios
1945			SSR Realty from 2000 to 2004.
Henry Gabbay	Director	Since	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock,	171 RICs	None
40 East 52nd Street		2007	Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC	consisting of
New York, NY 10022			from 1998 to 2007; President of BlackRock Funds and BlackRock Bond	282 Portfolios
1947			Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.
3 Mr. Davis is an “interested person,” as defined in the Investment Company Act of 1940, of the Funds based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
	ANNUAL REPORT		OCTOBER 31, 2009		67

Officers and Directors (concluded)
Position(s)
Name, Address	Held with	Length of
and Year of Birth	Funds	Time Served Principal Occupation(s) During Past 5 Years
Funds Officers[1]
Anne F. Ackerley	President	Since	Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to 2009;
40 East 52nd Street	and Chief	2009	Chief Operating Officer of BlackRock’s Global Client Group (GCG) since 2009; Chief Operating Officer of BlackRock’s
New York, NY 10022	Executive		U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.
1962	Officer
Brendan Kyne	Vice	Since	Director of BlackRock, Inc. since 2008; Head of Product Development and Management for BlackRock’s U.S. Retail
40 East 52nd Street	President	2009	Group since 2009, co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008;
New York, NY 10022			Associate of BlackRock, Inc. from 2002 to 2004.
1977
Neal J. Andrews	Chief	Since	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund
40 East 52nd Street	Financial	2007	Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
New York, NY 10022	Officer
1966
Jay M. Fife	Treasurer	Since	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch
40 East 52nd Street		2007	Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of
New York, NY 10022			MLIM Fund Services Group from 2001 to 2006.
1970
Brian P. Kindelan	Chief	Since	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel
40 East 52nd Street	Compliance	2007	of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, LLC from 2001 to 2004.
New York, NY 10022	Officer
1959
Howard B. Surloff	Secretary	Since	Managing Director and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.)
40 East 52nd Street		2007	of Goldman Sachs Asset Management, L.P. from 1993 to 2006.
New York, NY 10022
1965
[1] Officers of the Funds serve at the pleasure of the Board.
Investment Advisor	Custodians		Transfer Agent	Accounting Agent	Independent	Legal Counsel
BlackRock Advisors, LLC	State Street Bank		Common Shares	State Street Bank	Registered Public	Skadden, Arps, Slate,
Wilmington, DE 19809	and Trust Company[1]		Computershare Trust Company, N.A.[1]	and Trust Company	Accounting Firm	Meagher & Flom LLP
	Boston, MA 02111		Canton, MA 02021	Princeton, NJ 08540	Deloitte & Touche LLP	New York, NY 10036
Sub-Advisor
Princeton, NJ 08540
BlackRock Financial	Brown Brothers,		BNY Mellon Shareowner Services[2]			Address of the Funds
Management, Inc.[2,3]	Harriman & Co.[2]		Jersey City, NJ 07310			100 Bellevue Parkway
New York, NY 10022	Boston, MA 02109					Wilmington, DE 19809
Auction Agent
BlackRock Investment			Preferred Shares
Management, LLC[2]			BNY Mellon Shareowner Services[1]
Plainsboro, NJ 08536			Jersey City, NJ 07310
[1] For all Funds except CII.
[2] For CII.
[3] For PSW, PSY, BPP, BTZ and BGT.

Effective July 31, 2009, Donald C. Burke, President and Chief Executive Officer of the Funds retired. The Funds’ Board wishes Mr. Burke well in his retirement.

Effective August 1, 2009, Anne F. Ackerley became President and Chief Executive Officer of the Funds, and Brendan Kyne
became Vice President of the Funds.

68 ANNUAL REPORT OCTOBER 31, 2009

Additional Information
Proxy Results
The Annual Meeting of Shareholders was held on August 26, 2009 for shareholders of record on June 29, 2009 to elect director nominees of each Fund:
Approved the Class II Directors as follows:
	Richard S. Davis		Frank J. Fabozzi		James T. Flynn		Karen P. Robards
		Votes		Votes		Votes		Votes
	Votes For	Withheld	Votes For	Withheld	Votes For	Withheld	Votes For	Withheld
BGT[1]	19,304,993	695,969	1,536[2]	41[2]	19,358,516	642,446	19,407,966	592,996
BTZ[1]	45,476,492	1,268,611	5,600[2]	108[2]	45,358,705	1,386,398	45,337,245	1,407,858
BPP[1]	16,044,548	543,383	1,522[2]	30[2]	16,044,548	543,383	16,037,584	550,347
Approved the Directors as follows:
			G. Nicholas Beckwith, III		Richard E. Cavanagh		Richard S. Davis
				Votes		Votes		Votes
			Votes For	Withheld	Votes For	Withheld	Votes For	Withheld
CII			37,172,227	1,688,817	37,233,458	1,627,586	37,337,729	1,523,315
PSW			8,451,844	322,043	8,430,797	343,090	8,450,828	323,059
PSY			34,209,217	1,432,504	34,213,593	1,428,128	34,247,323	1,394,398
			Kent Dixon		Frank J. Fabozzi		Kathleen F. Feldstein
				Votes		Votes		Votes
			Votes For	Withheld	Votes For	Withheld	Votes For	Withheld
CII			37,174,585	1,686,459	37,288,696	1,572,348	37,194,912	1,666,132
PSW			8,433,142	340,745	1,279[2]	12[2]	8,454,805	319,082
PSY			34,097,941	1,543,780	3,731[2]	72[2]	34,195,383	1,446,338
			James T. Flynn		Henry Gabbay		Jerrold B. Harris
				Votes		Votes		Votes
			Votes For	Withheld	Votes For	Withheld	Votes For	Withheld
CII			37,181,395	1,679,649	37,303,898	1,557,146	37,281,759	1,579,285
PSW			8,438,377	335,510	8,450,828	323,059	8,447,635	326,252
PSY			34,166,913	1,474,808	34,240,405	1,401,316	34,247,106	1,394,615
			R. Glenn Hubbard		W. Carl Kester		Karen P. Robards
				Votes		Votes		Votes
			Votes For	Withheld	Votes For	Withheld	Votes For	Withheld
CII			37,209,180	1,651,864	37,313,817	1,547,227	37,310,060	1,550,984
PSW			8,436,816	337,071	1,279[2]	12[2]	8,437,967	335,920
PSY			34,258,257	1,383,464	3,731[2]	72[2]	34,257,723	1,383,998
[1] The Board is organized into three classes, one class of which is elected annually. Each Director serves a three-year term concurrent with the class into which he or she is elected.
[2] Voted on by holders of Preferred Shares only
Fund Certification
Certain Funds are listed for trading on the New York Stock Exchange				Funds filed with the SEC the certification of its chief executive officer and
(“NYSE”) and have filed with the NYSE their annual chief executive officer				chief financial officer required by section 302 of the Sarbanes-Oxley Act.
certification regarding compliance with the NYSE’s listing standards. The
	ANNUAL REPORT				OCTOBER 31, 2009			69

Additional Information (continued)

Dividend Policy

Each Fund’s, except CII’s, dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly (quarterly for
CII) basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month/quarter and may at times in any particular month/quarter pay out such accumu-
lated but undistributed income in addition to net investment income earned in that month/quarter. As a result, the dividends paid by the Funds for any particular month/quarter may be more or less than the amount of net investment income earned by the Funds during such month/quarter.
The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which com-
prises part of the financial information included in this report.

General Information

The Funds do not make available copies of their Statements of Additional
Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

CII

During the period, the Board of Directors (the “Board”) of CII approved a change to the Fund’s option writing policy. The Fund has the authority to write (i.e., sell) put options on the types of securities or instruments that may be held by the Fund, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments or cash. Under the original policy, the Fund was limited from selling puts if, as a result, more than 50% of the Fund’s assets would be required to cover its potential obligations under its hedging and other investment transac-
tions. The Board approved the elimination of this 50% requirement. When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put pre-
mium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the
Fund received when it wrote the option. While the Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the pur-
chaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

PSW, PSY, BPP and BTZ

On August 26, 2009, the Board of PSW, PSY, BPP and BTZ (the “Funds”)
approved a change to certain investment policies of the Funds. As a result of these policy changes, PSY and BPP will no longer focus their investments primarily on preferred securities and PSW will no longer focus its invest-
ments primarily on preferred securities and corporate bonds. In addition,
BTZ will no longer focus its investments primarily on preferred and equity securities, nor will it employ an option-writing strategy in the future.
Instead, the Funds will transition to a portfolio investing in a broader spectrum of securities across the capital structure. In addition, the
Board approved name changes for the Funds as follows:

Prior Name New Name
BlackRock Preferred and Corporate BlackRock Credit Allocation Income
Income Strategies Fund, Inc. Trust I, Inc.
BlackRock Preferred Income Strategies BlackRock Credit Allocation Income
Fund, Inc. Trust II, Inc.
BlackRock Preferred Opportunity Trust BlackRock Credit Allocation Income Trust III
BlackRock Preferred and Equity BlackRock Credit Allocation Income Trust IV
Advantage Trust

PSY and BPP each previously employed a non-fundamental investment pol-
icy of investing, under normal market conditions, at least 80% of its total assets in preferred securities. PSW previously employed a non-fundamental investment policy of investing, under normal market conditions, at least
80% of its total assets in a portfolio of preferred securities and corporate debt securities. In addition, PSW employed a policy of investing, under normal market conditions, at least 65% of its total assets in preferred securities and up to 35% of its total assets in debt securities. BTZ previ-
ously employed a non-fundamental investment policy of investing, under normal market conditions, at least 80% of its total assets in preferred and equity securities and derivatives with economic characteristics similar to individual or groups of equity securities. For each Fund, its non-fundamen-
tal policy has been revised to allow the Fund to invest, under normal mar-
ket conditions, at least 80% of its total assets in credit-related securities, including, but not limited to, investment grade corporate bonds, high yield bonds, bank loans, preferred securities or convertible bonds or derivatives with economic characteristics similar to these credit-related securities.

The Board has taken these actions in response to the current and prospec-
tive market environment for preferred securities. BlackRock and the Board believe the amended policies will better position each Fund to achieve its investment objective and are in the best interests of the Funds’ sharehold-
ers. The approved changes will not alter the Funds’ investment objectives and each Fund will continue to be managed in accordance with its invest-
ment objective of primarily providing shareholders with current income and secondarily providing shareholders with capital appreciation.

In addition to the foregoing, the Board also approved changes to each
Fund’s restriction on credit quality of eligible investments. Previously, each
Fund was restricted to investing, under normal market conditions, no more than 20% of its total assets in securities rated below investment grade at the time of purchase. The amended policy allows each Fund to invest, under normal market conditions, without limitation in securities rated below investment grade at the time of purchase. While this policy affords each
Fund additional flexibility to invest in securities rated below investment grade at the time of purchase, it is anticipated, under current market con-
ditions, that the Fund will maintain an average credit quality of at least investment grade.

BlackRock anticipates that it will gradually reposition each Fund’s portfolio over time and that during such period the Fund may continue to hold a substantial portion of its assets in preferred securities, corporate bonds and/or equity securities, as applicable. At this time, it is uncertain how long the repositioning may take, and the Fund may continue to be subject to

70 ANNUAL REPORT OCTOBER 31, 2009

Additional Information (continued)

General Information (continued)

risks associated with investing a substantial portion of its assets in pre-
ferred securities until the repositioning is complete.

The Fund’s Investments

Following the transition, each Fund will invest at least 80% of its total assets in credit-related securities, including, but not limited to, the follow-
ing types of investments:

Corporate Bonds — The Funds may invest in corporate bonds. The invest-
ment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of a corporate bond also may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Below Investment Grade Securities — Though the Funds’ portfolios are expected to maintain an average credit quality of at least investment grade quality, the Fund may have a portion of its assets invested in securities rated below investment grade, such as those rated Ba or lower by Moody’s and BB or lower by S&P or Fitch or securities comparably rated by other rating agencies, or in unrated securities determined by BlackRock Advisors,
LLC (the “Manager”) to be of comparable quality. Securities rated Ba by
Moody’s are judged to have speculative elements, their future cannot be considered as well assured and often the protection of interest and princi-
pal payments may be very moderate. Securities rated BB by S&P or Fitch are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.
Securities rated C are regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated D are in default and the payment of interest and/or repayment of principal is in arrears.
When the Manager believes it to be in the best interests of the Funds’ share-
holders, the Funds will reduce their investment in lower grade securities.

Bank Loans — The Fund may invest in bank loans denominated in US and foreign currencies that are originated, negotiated and structured by a syn-
dicate of lenders (“Co-Lenders”) consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the “Agent Bank”). Co-Lenders may sell such securities to third parties called “Participants.” The Fund may invest in such securities either by participating as a Co-Lender at origination or by acquiring an interest in the security from a Co-Lender or a Participant (collectively, “Participation
Interests”). Co-Lenders and Participants interposed between the Fund and the corporate borrower (the “Borrower”), together with Agent Banks, are referred herein as “Intermediate Participants.” The Fund also may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the Fund and the Borrower. In such cases, the Fund would be required to rely on the

Intermediate Participant that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the security.
Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the Borrower.
Moreover, under the terms of a Participation Interest, the Fund may be regarded as a creditor of the Intermediate Participant (rather than of the
Borrower), so that the Fund may also be subject to the risk that the Inter-
mediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of the Fund were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank’s creditors.
In such case, the Fund might incur certain costs and delays in realizing payment in connection with the Participation Interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insol-
vency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

Convertible Bonds — The Fund may invest in convertible bonds. A convertible bond is a bond that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible bond entitles the holder to receive interest paid or accrued on debt until the convertible bond matures or is redeemed, converted or exchanged. Before conversion, convertible bonds have characteristics simi-
lar to nonconvertible income securities in that they ordinarily provide a sta-
ble stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible bonds. The value of a convertible bond is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible bond’s investment value. Convertible bonds rank senior to common stock in a cor-
poration’s capital structure but are usually subordinated to comparable nonconvertible bonds. Convertible bonds may be subject to redemption at the option of the issuer at a price established in the convertible bond’s governing instrument.

Credit Derivatives — The Fund may engage in credit derivative transactions.
There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic trans-
actional forms for credit derivatives: swaps, options and structured instru-
ments. The Fund may use credit default swaps. A credit default swap is an agreement between two counterparties that allows one counterparty (the
“seller”) to purchase or be “long” a third party’s credit risk and the other party (the “buyer”) to sell or be “short” the credit risk. Typically, the seller

ANNUAL REPORT OCTOBER 31, 2009 71

Additional Information (continued)

General Information (continued)

agrees to make regular fixed payments to the buyer with the same fre-
quency as the underlying reference bond. In exchange, the seller typically has the right upon default of the underlying bond to put the bond to the buyer in exchange for the bond’s par value plus interest. Credit default swaps can be used as a substitute for purchasing or selling a credit secu-
rity and sometimes are preferable to actually purchasing the security. The
Fund does not intend to leverage its investments through the use of credit default swaps. A purchaser of a credit default swap is subject to counter-
party risk. The Fund will monitor any such swaps or derivatives with a view towards ensuring that the Fund remains in compliance with all applicable regulatory, investment policy and tax requirements.

Risks

As a result of the Fund’s portfolio restructuring and revisions to certain of its non-fundamental investment policies, your investment in the Fund will be subject to the following additional risks following the transition:

Credit Risk — Credit risk is the risk that one or more debt securities in the
Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. If the recent adverse conditions in the credit markets adversely affect the broader economy, the credit quality of issuers of credit securities in which the Fund may invest would be more likely to decline, all other things being equal. While a senior position in the capital structure of a bor-
rower may provide some protection with respect to the Fund’s investments in senior secured floating rate and fixed rate loans or debt, losses may still occur. To the extent the Fund invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a Fund which invests in investment grade securities. The prices of lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s rev-
enues or a general economic downturn, than are the prices of higher grade securities. Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default. In addi-
tion, the Fund’s use of credit derivatives will expose it to additional risk in the event that the bonds underlying the derivatives default.

Interest Rate Risk — The value of certain debt securities in the Fund’s port-
folio could be affected by interest rate fluctuations. When interest rates decline, the value of fixed rate securities can be expected to rise. Con-
versely, when interest rates rise, the value of fixed rate securities can be expected to decline. Recent adverse conditions in the credit markets may cause interest rates to rise. Although changes in prevailing interest rates can be expected to cause some fluctuations in the value of floating rate securities (due to the fact that rates only reset periodically), the values of these securities are substantially less sensitive to changes in market inter-
est rates than fixed rate instruments. Fluctuations in the value of the Fund’s securities will not affect interest income on existing securities, but will be reflected in the Fund’s net asset value. The Fund may utilize certain strate-
gies, including taking positions in futures or interest rate swaps, for the pur-
pose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund’s exposure to interest rate risk, although there is no assurance that it will do so or that such strategies will be successful.

Prepayment Risk — During periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declin-
ing interest rates, forcing the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund’s income and distributions to shareholders. This is known as prepayment or “call” risk. Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typi-
cally greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may redeem a below investment grade security if, for example, the issuer can refinance the debt at a lower cost due to declin-
ing interest rates or an improvement in the credit standing of the issuer.
Certain of the Fund’s investments will not have call protection. For premium bonds (bonds acquired at prices that exceed their par or principal value)
purchased by the Fund, prepayment risk may be enhanced.

Below Investment Grade Risk — The Fund may invest a substantial portion of its assets in fixed income securities that are rated below investment grade, which are commonly referred to as “junk bonds” and are regarded as predominately speculative with respect to the issuer’s capacity to pay interest and repay principal.

Lower grade securities may be particularly susceptible to economic down-
turns. It is likely that a prolonging of the current economic recession or a future economic recession could disrupt severely the market for such secu-
rities and may have an adverse impact on the value of such securities. In addition, it is likely that any such continuing or future economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

Lower grade securities, though high yielding, are characterized by high risk.
They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that for higher rated securities. Adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value. Because of the substantial risks associated with investments in lower grade securities, you could lose money on your investment in common shares of the Fund, both in the short-term and the long-term.

Bank Loan Risk — As in the case of junk bonds, bank loans may be rated in lower grade rating categories, or may be unrated but of lower grade qual-
ity. As in the case of junk bonds, bank loans can provide higher yields than higher grade income securities, but are subject to greater credit and other risks. Although bank loan obligations often are secured by pledges of assets by the borrower and have other structural aspects intended to pro-
vide greater protection to the holders of bank loans than the holders of unsecured and subordinated securities, there are also additional risks in holding bank loans. In particular, the secondary trading market for bank loans is not well developed, and therefore, bank loans present increased market risk relating to liquidity and pricing concerns. In addition, there is

72 ANNUAL REPORT OCTOBER 31, 2009

Additional Information (continued)

General Information (concluded)

no assurance that the liquidation of the collateral would satisfy the claims of the borrower’s obligations in the event of the nonpayment of scheduled interest or principal, or that the collateral could be readily liquidated. As a result, the Fund might not receive payments to which it is entitled and thereby may experience a decline in the value of its investment and its net asset value.

Convertible Bonds Risk — Although to a lesser extent than with fixed-income securities, the market value of convertible bonds tends to decline as inter-
est rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible bonds tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible bonds is that as the market price of the underlying common stock declines, convertible bonds tend to trade increasingly on a yield basis, and so may not experi-
ence market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible bonds tend to rise as a reflection of the value of the underlying common stock. While no securities investments are with-
out risk, investments in convertible bonds generally entail less risk than investments in common stock of the same issuer.

Credit Derivatives Risk — The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Manager is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the
Manager is correct in its forecasts, there is a risk that a credit derivative posi-
tion may correlate imperfectly with the price of the asset or liability being protected. The Fund’s risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the
Fund’s loss is limited to the premium it paid for the default option. In con-
trast, if there is a default by the grantor of a default option, the Fund’s loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option protected.

Other than the revisions discussed above, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

BGT

During the period, the Board of BGT approved a change to the Fund’s name from “BlackRock Global Floating Rate Income Trust” to “BlackRock Floating
Rate Income Trust.”

Quarterly performance, semi-annual and annual reports and other informa-
tion regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regard-
ing the Funds and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’ web-
sites or shareholders can sign up for e-mail notifications of quarterly state-
ments, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us other-
wise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

Each Fund files its complete schedule of portfolio holdings with the
Securities and Exchange Commission (“SEC”) for the first and third quar-
ters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information
on the operation of the Public Reference Room may be obtained by calling
(202) 551-8090. Each Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to deter-
mine how to vote proxies relating to portfolio securities is available (1) with-
out charge, upon request, by calling toll-free (800) 441-7762; (2) at
www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how each Fund voted proxies relating to securities held in each Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at
www.blackrock.com or by calling (800) 441-7762 and (2) on the
SEC’s website at http://www.sec.gov.

ANNUAL REPORT OCTOBER 31, 2009 73

Additional Information (concluded)
Section 19(a) Notices
These reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regula-
tions. Each Fund will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.
October 31, 2009
		Total Cumulative Distributions			% Breakdown of the Total Cumulative
		for the Fiscal Year				Distributions for the Fiscal Year
	Net	Net Realized		Total Per	Net	Net Realized		Total Per
	Investment	Capital	Return of	Common	Investment	Capital	Return of	Common
	Income	Gains	Capital	Share	Income	Gains	Capital	Share
PSW	$0.814362	$ —	$0.141238	$0.955600	85%	0%	15%	100%
PSY	$1.033169	$ —	$0.083912	$1.117081	92%	0%	8%	100%
BPP	$1.075354	$ —	$0.102146	$1.177500	91%	0%	9%	100%
BTZ.	$0.934658	$ —	$0.475342	$1.410000	66%	0%	34%	100%
CII	$0.329222	$ —	$1.610778	$1.940000	17%	0%	83%	100%
BGT	$1.379018	$ —	$0.233111	$1.612129	86%	0%	14%	100%
Each Fund estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Fund is returned to the shareholder.
A return of capital does not necessarily reflect a Fund’s investment performance and should not be confused with ‘yield’ or ‘income.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safe-
guarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock col-
lects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applica-
tions, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-
public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including pro-
cedures relating to the proper storage and disposal of such information.

74 ANNUAL REPORT OCTOBER 31, 2009

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. PSW, PSY, BPP, BTZ and BGT leverage their Common Shares, which creates risk for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common
Shares’ yield. Statements and other information herein are as dated and are subject to change.

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Kent Dixon
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards
Robert S. Salomon, Jr. (retired effective December 31, 2008)

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services
	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End
BlackRock Credit
Allocation Income	$40,000	$38,300	$3,500	$7,000	$6,100	$6,100	$1,028	$1,049
Trust II, Inc.

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-
approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the
Committee without consideration on a specific case-by-case basis (“general pre-approval”).
The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the
Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.
Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-
approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End
BlackRock Credit Allocation
Income Trust II, Inc.	$418,128	$419,149

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $407,500, 0%

Item 5 – Audit Committee of Listed Registrants – The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with
Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Kent Dixon
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards
Robert S. Salomon, Jr. (retired effective December 31, 2008)

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to
Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – The board of directors has delegated the voting of proxies for the
Fund securities to the Fund’s investment adviser (“Investment Adviser”) pursuant to the
Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment
Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the
Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the
Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the
Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the
Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal
and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at
http://www.sec.gov.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – as of October 31,
2009.

(a)(1) The registrant (or “Fund”) is managed by a team of investment professionals led by
John Burger, Managing Director at BlackRock. Mr. Burger is a member of
BlackRock’s fixed income portfolio management group and is primarily responsible for the day-to-day management of the registrant’s portfolio and the selection of its investments. Mr. Burger has been a member of the registrant’s portfolio management team since 2003.

Portfolio Manager		Biography
John Burger		Managing Director of BlackRock, Inc. since 2006; Managing Director of
Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2004 to 2006.
(a)(2) As of October 31, 2009:
	(ii) Number of Other Accounts Managed			(iii) Number of Other Accounts and
	and Assets by Account Type			Assets for Which Advisory Fee is
Performance-Based
	Other	Other Pooled		Other	Other Pooled
(i) Name of	Registered	Investment	Other	Registered	Investment	Other
Portfolio Manager	Investment	Vehicles	Accounts	Investment	Vehicles	Accounts
	Companies			Companies
John Burger	4	2	56	0	0	0
	$1.36 Billion	$102 Million	$11.28 Billion	$0	$0	$0
(iv) Potential Material Conflicts of Interest

BlackRock and its affiliates (collectively, herein “BlackRock”) has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition,
BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale
BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that a portfolio manager may currently manage certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

(a)(3) As of October 31, 2009:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by
BlackRock such as its Long-Term Retention and Incentive Plan.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within
BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.
In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment
Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio manager, such benchmarks for the
Fund include a combination of certain fund industry peer groups.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above.
Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

Distribution of Discretionary Incentive Compensation
Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in
BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in
BlackRock, Inc. common stock. Mr. Burger has received awards under the LTIP.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Mr. Burger has participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a
401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee
Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in
BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – October 31, 2009.

Portfolio Manager	Dollar Range of Equity Securities
Beneficially Owned

John Burger

None

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and
Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13(a)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

12(c) – Not Applicable

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Credit Allocation Income Trust II, Inc.

By: /s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of
BlackRock Credit Allocation Income Trust II, Inc.

Date: December 21, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock Credit Allocation Income Trust II, Inc.

Date: December 21, 2009

By: /s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Credit Allocation Income Trust II, Inc.

Date: December 21, 2009